UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-21922

RS Variable Products Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Matthew H. Scanlan

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-221-3253

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

2012 Semiannual Report

All data as of June 30, 2012

RS Variable Products Trust

•	RS Large Cap Alpha VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LARGE CAP ALPHA VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Large Cap Alpha VIP Series

Highlights

•

The U.S. equity market measured by the S&P 500® Index[1] delivered positive performance during the first half of 2012 despite continued economic uncertainty, increased investors risk aversion and concerns over the potential outcomes of the European debt crisis.

•

During the first half of 2012, RS Large Cap Alpha VIP Series (the “Fund”) underperformed its benchmarks, the Russell 1000® Value Index[2] and the S&P 500® Index. The Fund’s performance relative to the Russell 1000® Value Index was held back by stock selection in the financial services, materials & processing, and producer durables sectors. Conversely, stock selection in the consumer discretionary, consumer staples, and health care sectors aided relative performance.

•

The Fund seeks long-term capital appreciation by seeking to identify large cap companies with improving returns on invested capital, based on the investment team’s assessment of risk (the possibility of permanent capital impairment) and its assessment of reward (the future value of an enterprise).

Market Overview

Equity markets measured by the S&P 500® Index started out the year on a positive note, aided by encouraging economic news and low U.S. interest rates. Against this backdrop, equities delivered strong performance during the first quarter. The market experienced renewed downward pressure during the second quarter, however, as persistent high unemployment and lackluster corporate and consumer spending trends raised concerns over the strength of the economic recovery. Adding to investor unease were the ongoing debt crisis in Europe and signs of slowing economic growth in China and other economies in Asia. While the resulting sell-off was widespread, the equity markets did recover some in June. As such, most sectors of the Russell 1000® Value Index delivered positive performance during the six-month period. The exception was the energy sector, where share prices fell due to declines in oil and natural gas prices.

Fund Performance Overview

RS Large Cap Alpha VIP Series returned 7.44% for the six month period ended June 30, 2012, underperforming the benchmark Russell 1000® Value Index, which returned 8.68%, and the benchmark S&P 500® Index, which returned 9.49%.

Global economic uncertainty once again contributed to volatility in commodity prices and downward pressure on natural resource equity prices, notably during the second quarter. This uncertainty created a difficult environment for a number of holdings in the Fund, including diversified upstream oil and gas company Talisman Energy Inc. and Goldcorp Inc., an operator of gold mines across North and South America. Both stocks were detractors from the Fund’s performance relative to the benchmarks. Despite the recent difficult environment for many raw-materials-related stocks, we believe that the longer-term outlook for many commodities remains intact, driven primarily by limited spare capacity and rising marginal costs of supply.

In a challenging environment for many technology stocks, security software and services provider Symantec also detracted from the Fund’s relative performance. The company’s stock traded down due to some weakness in its storage and server management business. Nonetheless, in our view, Symantec remains well positioned to capitalize on the longer term need and desire for enterprise investment in technology to fend off increasingly sophisticated cyber threats.

On a positive note, relative performance was assisted by stock selection in the consumer discretionary sector, due in part to an investment in specialty apparel retailer Gap Inc. The retailer reported solid store-based and online sales trends for its line-up of global brands, including Gap, Old Navy, Banana Republic and Athleta. With the stock price responding to the resulting improvement in both margins and ROIC, we exited our position during the second quarter.

Another positive contributor during the period, internet commerce pioneer eBay benefited from growing sales volumes, as well as its expanding PayPal online payments business. PayPal has continued its torrid growth rate and at the end of the period was beginning to see substantial margin improvement as more revenues are driven over a largely fixed cost base and ongoing penetration of markets abroad.

Relative performance was also supported by an investment in property and casualty insurer Allstate Corp. In line with our original thesis, Allstate has been more

3

RS LARGE CAP ALPHA VIP SERIES

disciplined in its approach to underwriting in both its homeowner and auto segments. We believe that this improvement, combined with Allstate’s superior captive agency distribution model, is a competitive advantage that will allow the company to continue to generate improving returns.

Outlook

Entering 2012, our outlook was one of cautious optimism. Many of the fundamental factors that have plagued the market over the past few years – a constrained consumer, mounting budget deficits, unfunded entitlement programs, potential changes to U.S. tax policies, concerns regarding Europe, historically high corporate margins and returns, limited reinvestment opportunities as reflected in large corporate cash balances, and the inevitable impact of global deleveraging – remain in place. However, there are other variables that we view as positive. These include the slow re-emergence of US manufacturing, a growing appreciation of our country’s advantaged energy position, the partial disintermediation of global supply chains due to rising transportation and local labor costs, a vastly improved local and regional banking industry, and initial signs of improvement in the housing market.

We continue to study our investment universe, seeking those companies that we believe have a business plan in place that will drive future value creation for owners, in situations where we believe we can define our downside risk and be adequately compensated for deploying our investors’ capital. Over the last several years, the market has been characterized by periods of elevated levels of correlations across and within asset classes. For fundamental business analysts, these conditions can be frustrating. However, we will continue to seek to find ways to exploit the company-specific value creation that we believe remains largely ignored by many investors in today’s public equity markets.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

4

RS LARGE CAP ALPHA VIP SERIES

Characteristics (unaudited)

Total Net Assets: $944,613,148

Sector Allocation vs. Index[3]

Top Ten Holdings[4]

Holding	% of Total Net Assets
Southwestern Energy Co.	5.66%
Microsoft Corp.	5.57%
Motorola Solutions, Inc.	4.01%
Symantec Corp.	3.98%
Pfizer, Inc.	3.96%
United Parcel Service, Inc., Class B	3.95%
News Corp., Class A	3.95%
Martin Marietta Materials, Inc.	3.91%
Merck & Co., Inc.	3.91%
Praxair, Inc.	3.76%
Total	42.66%

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the Index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

5

RS LARGE CAP ALPHA VIP SERIES

Performance Update (unaudited)

Average Annual Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Large Cap Alpha VIP Series	4/13/83	7.44%	-4.26%	11.38%	0.25%	5.14%	10.03%
Russell 1000® Value Index[2]		8.68%	3.01%	15.80%	-2.19%	5.28%	11.03%
S&P 500® Index[1]		9.49%	5.45%	16.40%	0.22%	5.33%	10.52%

Since inception performance for the indexes is measured from 3/31/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Large Cap Alpha VIP Series, the Russell 1000® Value Index, and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect for the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Expense Ratio During Period 1/1/12-6/30/12
Based on Actual Return	$1,000.00	$1,074.40	$2.84	0.55%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.13	$2.77	0.55%

*	Expenses are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS – RS LARGE CAP ALPHA VIP SERIES

June 30, 2012 (unaudited)	Shares	Value
Common Stocks – 96.8%
Aerospace – 2.5%
Lockheed Martin Corp.	274,693	$23,920,267

		23,920,267
Asset Management & Custodian – 4.0%
Franklin Resources, Inc.	129,500	14,373,205
State Street Corp.	519,120	23,173,517

		37,546,722
Banks: Diversified – 3.4%
KeyCorp	4,196,120	32,477,969

		32,477,969
Building Materials – 3.9%
Martin Marietta Materials, Inc.	468,635	36,937,811

		36,937,811
Chemicals: Specialty – 3.8%
Praxair, Inc.	326,337	35,482,622

		35,482,622
Computer Services, Software & Systems – 11.6%
Microsoft Corp.	1,719,547	52,600,943
Symantec Corp.(1)	2,570,430	37,553,982
Yahoo! Inc.(1)	1,217,480	19,272,708

		109,427,633
Consumer Services: Miscellaneous – 2.2%
eBay, Inc.(1)	485,790	20,408,038

		20,408,038
Diversified Manufacturing Operations – 2.3%
Honeywell International, Inc.	386,505	21,582,439

		21,582,439
Diversified Media – 3.9%
News Corp., Class A	1,673,275	37,297,300

		37,297,300
Drug & Grocery Store Chains – 3.5%
CVS Caremark Corp.	697,800	32,608,194

		32,608,194
Electronic Entertainment – 3.1%
Activision Blizzard, Inc.	2,454,462	29,428,999

		29,428,999
Financial Data & Systems – 3.0%
Thomson Reuters Corp.	993,044	28,252,102

		28,252,102
Foods – 1.6%
Kellogg Co.	297,580	14,679,621

		14,679,621
Health Care Management Services – 1.5%
UnitedHealth Group, Inc.	235,000	13,747,500

		13,747,500

June 30, 2012 (unaudited)	Shares	Value
Insurance: Life – 4.5%
Aflac, Inc.	455,974	$19,419,933
Prudential Financial, Inc.	484,340	23,456,586

		42,876,519
Insurance: Property-Casualty – 3.7%
The Allstate Corp.	993,530	34,862,968

		34,862,968
Metals & Minerals: Diversified – 1.9%
BHP Billiton Ltd., ADR	269,707	17,611,867

		17,611,867
Oil: Crude Producers – 11.7%
Occidental Petroleum Corp.	314,874	27,006,743
Southwestern Energy Co.(1)	1,674,202	53,457,270
Talisman Energy, Inc.	2,654,327	30,418,587

		110,882,600
Pharmaceuticals – 11.2%
Merck & Co., Inc.	883,771	36,897,439
Pfizer, Inc.	1,625,080	37,376,840
Warner Chilcott PLC, Class A(1)	1,785,821	32,001,913

		106,276,192
Precious Metals & Minerals – 2.6%
Goldcorp, Inc.	643,605	24,186,676

		24,186,676
Scientific Instruments: Control & Filter – 2.0%
Parker Hannifin Corp.	243,580	18,726,430

		18,726,430
Securities Brokerage & Services – 1.0%
The Charles Schwab Corp.	742,400	9,599,232

		9,599,232
Telecommunications Equipment – 4.0%
Motorola Solutions, Inc.	787,740	37,898,171

		37,898,171
Transportation Miscellaneous – 3.9%
United Parcel Service, Inc., Class B	473,920	37,325,939

		37,325,939
Total Common Stocks (Cost $871,022,973)		914,043,811

8	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Repurchase Agreements – 3.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $28,411,024, due 7/2/2012(2)	$28,411,000	$28,411,000
Total Repurchase Agreements (Cost $28,411,000)		28,411,000
Total Investments - 99.8% (Cost $899,433,973)		942,454,811
Other Assets, Net - 0.2%		2,158,337
Total Net Assets - 100.0%		$944,613,148

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bond	4.625%	2/15/2040	$28,985,755

Legend:

ADR — American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$914,043,811	$—	$—	$914,043,811
Repurchase Agreements	—	28,411,000	—	28,411,000
Total	$914,043,811	$28,411,000	$—	$942,454,811

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statement of Assets and Liabilities As of June 30, 2012 (unaudited)
Assets
Investments, at value	$942,454,811
Cash and cash equivalents	630
Receivable for investments sold	18,351,398
Dividends/interest receivable	1,072,719
Receivable for fund shares subscribed	137,265

Total Assets	962,016,823

Liabilities
Payable for investments purchased	16,808,349
Payable to adviser	372,000
Payable for fund shares redeemed	83,609
Accrued trustees’ fees	6,328
Accrued expenses/other liabilities	133,389

Total Liabilities	17,403,675

Total Net Assets	$944,613,148

Net Assets Consist of:
Paid-in capital	$1,040,115,012
Accumulated undistributed net investment income	5,606,206
Accumulated net realized loss from investments	(144,128,908)
Net unrealized appreciation on investments	43,020,838

Total Net Assets	$944,613,148

Investments, at Cost	$899,433,973

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	25,743,252
Net Asset Value Per Share	$36.69

Statement of Operations For the Six-Month Period Ended June 30, 2012 (unaudited)
Investment Income
Dividends	$8,317,290
Interest	6,292
Withholding taxes on foreign dividends	(157,388)

Total Investment Income	8,166,194

Expenses
Investment advisory fees	2,324,133
Administrative service fees	53,429
Shareholder reports	50,132
Professional fees	45,139
Custodian fees	41,404
Trustees’ fees	20,527
Other expenses	25,226

Total Expenses	2,559,990

Less: Custody credits	(2)

Total Expenses, Net	2,559,988

Net Investment Income	5,606,206

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	37,443,755
Net change in unrealized appreciation/depreciation on investments	22,341,959

Net Gain on Investments	59,785,714

Net Increase in Net Assets Resulting from Operations	$65,391,920

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

Operations
Net investment income	$5,606,206	$9,114,628
Net realized gain from investments	37,443,755	81,132,185
Net change in unrealized appreciation/depreciation on investments	22,341,959	(178,820,648)

Net Increase/(Decrease) in Net Assets Resulting from Operations	65,391,920	(88,573,835)

Distributions to Shareholders
Net investment income	—	(9,165,005)

Total Distributions	—	(9,165,005)

Capital Share Transactions
Proceeds from sales of shares	58,483,675	104,608,313
Reinvestment of distributions	—	9,165,005
Cost of shares redeemed	(54,366,197)	(115,825,574)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	4,117,478	(2,052,256)

Net Increase/(Decrease) in Net Assets	69,509,398	(99,791,096)

Net Assets
Beginning of period	875,103,750	974,894,846

End of period	$944,613,148	$875,103,750

Accumulated Undistributed Net Investment Income Included in Net Assets	$5,606,206	$—

Other Information:
Shares
Sold	1,607,826	2,893,849
Reinvested	—	276,220
Redeemed	(1,491,473)	(3,175,038)

Net Increase/(Decrease)	116,353	(4,969)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/12[1]	$34.15	$0.22	$2.32	$2.54	$—	$—	$—
Year Ended 12/31/11	38.03	0.36	(3.88)	(3.52)	(0.36)	—	(0.36)
Year Ended 12/31/10	33.22	0.28	5.37	5.65	(0.84)	—	(0.84)
Year Ended 12/31/09	26.60	0.35	6.32	6.67	(0.05)	—	(0.05)
Year Ended 12/31/08	38.43	0.46	(11.85)	(11.39)	(0.44)	—	(0.44)
Year Ended 12/31/07	33.67	0.36	4.75	5.11	(0.35)	—	(0.35)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$36.69	7.44%	$944,613	0.55%	0.55%	1.21%	1.21%	27%
34.15	(9.22)%	875,104	0.57%	0.57%	0.98%	0.98%	51%
38.03	17.05%	974,895	0.55%	0.55%	0.75%	0.75%	60%
33.22	25.09%	881,398	0.57%	0.58%	1.30%	1.31%	145%
26.60	(29.62)%	668,245	0.56%	0.56%	1.25%	1.25%	44%
38.43	15.19%	1,082,788	0.57%	0.57%	0.93%	0.93%	60%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES (UNAUDITED)

June 30, 2012 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Large Cap Alpha VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar

14

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES (UNAUDITED)

investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2012, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the six months ended June 30, 2012, there were no transfers between Level 1 and Level 2.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is

15

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES (UNAUDITED)

not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2011, which is the most recently completed tax year, was as follows:

Ordinary Income
$9,165,005

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency

16

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES (UNAUDITED)

transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$(9,695,238)	$48,062	$9,647,176

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, the Fund utilized $86,289,646 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2011 were as follows:

Expiring	Amount
2015	$63,066
2016	15,285,989
2017	160,708,957

Total	$176,058,012

Capital loss carryovers of $9,649,292 expired in the year ended December 31, 2011.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund elected to defer net capital and currency losses of $5,114,092.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2012, was $899,746,711. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2012, aggregated $71,143,987 and $(28,435,887), respectively, resulting in net unrealized appreciation of $42,708,100.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments)

amounted to $301,400,174 and $226,663,696, respectively, for the six months ended June 30, 2012.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the six months ended June 30, 2012, the Fund did not borrow under the facility.

17

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES (UNAUDITED)

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, management is evaluating the implications of ASU 2011-11 and its impact of the financial statements.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

19

2012 Semiannual Report

All data as of June 30, 2012

RS Variable Products Trust

•	RS Small Cap Growth Equity VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS SMALL CAP GROWTH EQUITY VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Small Cap Growth Equity VIP Series

Highlights

•

Small cap growth stocks as measured by the Russell 2000® Growth Index[1] advanced in the first six months of 2012, despite uncertainty over the economic outlook and the future of the European monetary union. The Russell 2000® Index[2] underperformed the larger cap S&P 500® Index[3], due in part to heightened investor risk aversion later in the period.

•

RS Small Cap Growth Equity VIP Series outperformed the benchmark Russell 2000® Growth Index and the Russell 2000® Index for the six-month period ended June 30, 2012. Fund performance relative to the Russell 2000® Growth Index was supported by stock selection in the technology, health care, energy and consumer staples sectors. Stock selection in the materials, producer durables, and utilities sectors detracted from relative performance.

•	RS Small Cap Growth Equity VIP Series seeks long-term capital growth by normally investing in small-cap companies that we believe will produce sustainable earnings growth over a multi-year horizon.

Market Overview

Equity markets measured by the S&P 500® Index started out the year on a positive note, as investors welcomed encouraging economic news and low U.S. interest rates. Against this backdrop, small cap growth stocks delivered strong performance, aided by more attractive valuations and a pickup in IPO and merger and acquisition activity. But optimism on the economy appeared to fade in the spring, as persistent high unemployment and weaker than expected corporate and consumer spending raised fears that the recovery might stall. Adding to this cloud of uncertainty were the ongoing debt crisis in Europe and signs of slowing economic growth in China and other Asian economies. As a result, investors became more risk averse and sold out of growth-oriented names, particularly in the technology sector. Energy stocks also fell sharply late in the period, as investors reassessed their expectations for global economic growth and raw materials demand.

Fund Performance Overview

RS Small Cap Growth Equity VIP Series returned 10.12% over the six-month period ended June 30, 2012, and outperformed its benchmarks, the Russell 2000®

Growth Index, which returned 8.81% and the Russell 2000® Index, which returned 8.53%.

Portfolio Review

The Fund’s performance relative to the Russell 2000® Growth Index was aided by several investments in the health care sector. These included Medivation Inc., a biopharmaceutical company focused on the development of small molecule drugs to address serious diseases for which there are limited treatment options. The stock gained support from positive trial results for the company’s new prostate cancer drug, which is awaiting both U.S. Food and Drug Administration approval and approval in the European Union.

The recent pickup in mergers and acquisition activity in the health care area also benefited Fund performance during the period. Notably, Inhibitex Inc., one of our holdings, announced it was being acquired by pharmaceutical company Bristol-Myers Squibb Co. for $2.4 billion, a significant premium. Inhibitex is an early-stage biotech company focused on oral, small molecule compounds to treat viral infections such as Hepatitis C. The stock proved a strong contributor to the Fund’s relative performance.

Relative results were also supported by an investment in Ulta Salon, Cosmetics & Fragrance Inc. The retailer of both high end and discount beauty supply brands has been capitalizing on its store expansion plans and innovative customer strategy.

On a negative note, several of the Fund’s other consumer discretionary investments weighed on relative performance in a challenging environment for many retailers. Detractors included beverage chain Caribou Coffee Co. Inc., as well as Body Central Corp., a retailer of trendy young women’s apparel. We decided to sell both positions later in the period given the economic sensitivity of their models.

While the Fund’s overall stock selection in the energy sector assisted relative performance, our investment in CARBO Ceramics Inc. hurt our results. The company makes a key material used in the hydraulic fracturing, or fracking, process to improve oil and natural gas drilling production. The downward volatility in natural gas prices dampened the company’s earnings prospects earlier in the year, and we chose to exit the position.

3

RS SMALL CAP GROWTH EQUITY VIP SERIES

Outlook

As we look ahead, we remain cautiously optimistic on the economic outlook even as we acknowledge near-term risks including the potential for slowing growth in Europe and China. Nonetheless, we believe that low interest rates and modest inflation in the United States will provide a favorable environment for small cap stocks. We remain focused on identifying what we believe are well-managed, well-capitalized growth companies that in our view will be able to grow their revenues and tap new market opportunities even in a less certain economic environment. We continue to spend much of our time visiting companies in person and seeing first-hand how they are adapting to changing conditions.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Small cap investing entails special risks. Small cap stocks have tended to be more volatile and to drop more in down markets than large cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources, and management.

4

RS SMALL CAP GROWTH EQUITY VIP SERIES

Characteristics (unaudited)

Total Net Assets: $89,555,511

Sector Allocation vs. Index[4]

Top Ten Holdings[5]

Holding	% of Total Net Assets
Vitamin Shoppe, Inc.	1.93%
Portfolio Recovery Associates, Inc.	1.93%
Ultimate Software Group, Inc.	1.91%
Grand Canyon Education, Inc.	1.79%
BioMarin Pharmaceutical, Inc.	1.79%
Aspen Technology, Inc.	1.77%
Fortinet, Inc.	1.75%
Old Dominion Freight Line, Inc.	1.74%
Hexcel Corp.	1.73%
AmTrust Financial Services, Inc.	1.72%
Total	18.06%

1

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

RS SMALL CAP GROWTH EQUITY VIP SERIES

4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
5	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Small Cap Growth Equity VIP Series	5/1/97	10.12%	-5.35%	19.57%	2.79%	7.91%	8.00%
Russell 2000® Growth Index[1]		8.81%	-2.71%	18.09%	1.99%	7.39%	5.25%
Russell 2000® Index[2]		8.53%	-2.08%	17.80%	0.54%	7.00%	7.05%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Small Cap Growth Equity VIP Series, in the Russell 2000® Growth Index, and in the Russell 2000® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Small Cap Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Expense Ratio During Period 1/1/12-6/30/12
Based on Actual Return	$1,000.00	$1,101.20	$4.55	0.87%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.54	$4.37	0.87%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

June 30, 2012 (unaudited)	Shares	Value
Common Stocks – 97.9%
Aerospace – 2.9%
BE Aerospace, Inc.(1)	27,228	$1,188,774
HEICO Corp., Class A	44,941	1,449,797

		2,638,571
Asset Management & Custodian – 1.1%
Financial Engines, Inc.(1)	48,028	1,030,201

		1,030,201
Auto Parts – 1.6%
LKQ Corp.(1)	42,446	1,417,696

		1,417,696
Back Office Support, HR and Consulting – 2.0%
Huron Consulting Group, Inc.(1)	26,500	838,725
Robert Half International, Inc.	33,820	966,237

		1,804,962
Banks: Diversified – 1.3%
Signature Bank(1)	18,739	1,142,517

		1,142,517
Biotechnology – 5.4%
Aegerion Pharmaceuticals, Inc.(1)	42,812	635,330
Amicus Therapeutics, Inc.(1)	84,200	463,100
Dynavax Technologies Corp.(1)	120,500	520,560
Idenix Pharmaceuticals, Inc.(1)	56,639	583,381
Medivation, Inc.(1)	11,127	1,017,008
NPS Pharmaceuticals, Inc.(1)	128,208	1,103,871
Seattle Genetics, Inc.(1)	18,800	477,332

		4,800,582
Building: Roofing, Wallboard & Plumbing – 1.2%
Beacon Roofing Supply, Inc.(1)	41,200	1,039,064

		1,039,064
Commercial Vehicles & Parts – 0.7%
Commercial Vehicle Group, Inc.(1)	72,085	621,373

		621,373
Computer Services, Software & Systems – 17.7%
Aspen Technology, Inc.(1)	68,279	1,580,659
BroadSoft, Inc.(1)	30,774	891,215
CommVault Systems, Inc.(1)	13,816	684,859
Concur Technologies, Inc.(1)	20,600	1,402,860
Demand Media, Inc.(1)	30,000	336,000
ExactTarget, Inc.(1)	53,000	1,158,580
Fortinet, Inc.(1)	67,625	1,570,252
Gartner, Inc.(1)	24,847	1,069,663
Infoblox, Inc.(1)	52,800	1,210,704
InterXion Holding N.V.(1)	40,800	738,888
Proofpoint, Inc.(1)	50,300	852,585
SPS Commerce, Inc.(1)	33,100	1,005,578
Tangoe, Inc.(1)	44,100	939,771
Ultimate Software Group, Inc.(1)	19,171	1,708,520
VeriFone Systems, Inc.(1)	20,220	669,080

		15,819,214

June 30, 2012 (unaudited)	Shares	Value
Consumer Lending – 1.9%
Portfolio Recovery Associates, Inc.(1)	18,893	$1,724,175

		1,724,175
Containers & Packaging – 1.0%
Rock-Tenn Co., Class A	16,616	906,403

		906,403
Cosmetics – 1.7%
Elizabeth Arden, Inc.(1)	38,700	1,501,947

		1,501,947
Diversified Materials & Processing – 1.7%
Hexcel Corp.(1)	59,938	1,545,801

		1,545,801
Education Services – 1.8%
Grand Canyon Education, Inc.(1)	76,519	1,602,308

		1,602,308
Financial Data & Systems – 1.0%
Wright Express Corp.(1)	14,610	901,729

		901,729
Foods – 2.1%
The Chefs’ Warehouse, Inc.(1)	38,281	690,972
The Hain Celestial Group, Inc.(1)	21,049	1,158,537

		1,849,509
Health Care Facilities – 0.6%
VCA Antech, Inc.(1)	23,900	525,322

		525,322
Health Care Services – 3.8%
Acadia Healthcare Co., Inc.(1)	49,600	869,984
HMS Holdings Corp.(1)	36,441	1,213,849
Team Health Holdings, Inc.(1)	53,953	1,299,728

		3,383,561
Insurance: Property-Casualty – 1.7%
AmTrust Financial Services, Inc.	51,823	1,539,661

		1,539,661
Leisure Time – 0.5%
Life Time Fitness, Inc.(1)	9,900	460,449

		460,449
Machinery: Industrial – 1.3%
Middleby Corp.(1)	11,300	1,125,593

		1,125,593
Machinery: Specialty – 1.2%
Graco, Inc.	24,315	1,120,435

		1,120,435
Medical & Dental Instruments & Supplies – 4.9%
ABIOMED, Inc.(1)	40,508	924,393
Align Technology, Inc.(1)	44,890	1,502,019
Endologix, Inc.(1)	65,228	1,007,120
OraSure Technologies, Inc.(1)	86,300	970,012

		4,403,544

8	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH EQUITY VIP SERIES

June 30, 2012 (unaudited)	Shares	Value
Medical Equipment – 2.6%
Cyberonics, Inc.(1)	30,591	$1,374,759
Dexcom, Inc.(1)	77,059	998,685

		2,373,444
Metal Fabricating – 1.4%
RBC Bearings, Inc.(1)	27,216	1,287,317

		1,287,317
Metals & Minerals: Diversified – 1.6%
Compass Minerals International, Inc.	18,817	1,435,361

		1,435,361
Offshore Drilling & Other Services – 1.0%
Atwood Oceanics, Inc.(1)	23,800	900,592

		900,592
Oil Well Equipment & Services – 2.1%
Core Laboratories N.V.	7,785	902,282
OYO Geospace Corp.(1)	10,784	970,452

		1,872,734
Oil: Crude Producers – 3.0%
Energy XXI (Bermuda) Ltd.	33,078	1,035,010
Kodiak Oil & Gas Corp.(1)	107,171	879,874
Oasis Petroleum, Inc.(1)	33,700	814,866

		2,729,750
Pharmaceuticals – 3.9%
Amarin Corp. PLC, ADR(1)	30,100	435,246
BioMarin Pharmaceutical, Inc.(1)	40,407	1,599,309
Jazz Pharmaceuticals PLC(1)	31,900	1,435,819

		3,470,374
Production Technology Equipment – 0.9%
FEI Co.(1)	16,200	775,008

		775,008
Restaurants – 0.8%
BJ’s Restaurants, Inc.(1)	19,595	744,610

		744,610
Scientific Instruments: Pollution Control – 1.0%
Clean Harbors, Inc.(1)	15,735	887,769

		887,769
Securities Brokerage & Services – 1.7%
FX Alliance, Inc.(1)	45,791	719,377
MarketAxess Holdings, Inc.	29,474	785,187

		1,504,564
Semiconductors & Components – 5.2%
CEVA, Inc.(1)	17,159	302,170
Cirrus Logic, Inc.(1)	25,600	764,928
Cree, Inc.(1)	48,979	1,257,291
Intermolecular, Inc.(1)	68,509	530,945
Microsemi Corp.(1)	71,546	1,322,885
SemiLEDs Corp.(1)	147,685	456,347

		4,634,566

June 30, 2012 (unaudited)	Shares	Value
Specialty Retail – 7.0%
Cabela’s, Inc.(1)	28,500	$1,077,585
DSW, Inc., Class A	16,700	908,480
Express, Inc.(1)	57,733	1,049,009
Ulta Salon, Cosmetics & Fragrance, Inc.	15,990	1,493,146
Vitamin Shoppe, Inc.(1)	31,446	1,727,329

		6,255,549
Telecommunications Equipment – 0.5%
Vocera Communications, Inc.(1)	15,610	418,192

		418,192
Textiles, Apparel & Shoes – 3.2%
Crocs, Inc.(1)	51,843	837,265
Tumi Holdings, Inc.(1)	36,000	630,000
Under Armour, Inc., Class A(1)	14,915	1,409,169

		2,876,434
Truckers – 2.9%
Old Dominion Freight Line, Inc.(1)	35,899	1,554,068
Roadrunner Transportation Systems, Inc.(1)	63,900	1,079,271

		2,633,339
Total Common Stocks (Cost $76,689,995)		87,704,220

	Principal Amount	Value
Repurchase Agreements – 4.1%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $3,633,003, due 7/2/2012(2)	$3,633,000	3,633,000
Total Repurchase Agreements (Cost $3,633,000)		3,633,000
Total Investments - 102.0% (Cost $80,322,995)		91,337,220
Other Liabilities, Net - (2.0)%		(1,781,709)
Total Net Assets - 100.0%		$89,555,511

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bond	4.625%	2/15/2040	$3,710,737

Legend:

ADR — American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total
Common Stocks	$87,704,220	$—	$—	$87,704,220
Repurchase Agreements	—	3,633,000	—	3,633,000
Total	$87,704,220	$3,633,000	$—	$91,337,220

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statement of Assets and Liabilities As of June 30, 2012 (unaudited)
Assets
Investments, at value	$91,337,220
Cash and cash equivalents	59
Dividends/interest receivable	5,184
Receivable for fund shares subscribed	5

Total Assets	91,342,468

Liabilities
Payable for investments purchased	1,571,868
Payable for fund shares redeemed	144,827
Payable to adviser	53,061
Accrued trustees’ fees	642
Accrued expenses/other liabilities	16,559

Total Liabilities	1,786,957

Total Net Assets	$89,555,511

Net Assets Consist of:
Paid-in capital	$82,391,716
Accumulated net investment loss	(362,955)
Accumulated net realized loss from investments	(3,487,475)
Net unrealized appreciation on investments	11,014,225

Total Net Assets	$89,555,511

Investments, at Cost	$80,322,995

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	6,332,475
Net Asset Value Per Share	$14.14

Statement of Operations For the Six-Month Period Ended June 30, 2012 (unaudited)
Investment Income
Dividends	$115,740
Interest	135
Withholding taxes on foreign dividends	(856)

Total Investment Income	115,019

Expenses
Investment advisory fees	343,113
Custodian fees	19,178
Shareholder reports	13,215
Professional fees	11,679
Administrative service fees	5,380
Trustees’ fees	2,056
Other expenses	2,584

Total Expenses	397,205

Net Investment Loss	(282,186)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	6,133,315
Net change in unrealized appreciation/depreciation on investments	2,793,292

Net Gain on Investments	8,926,607

Net Increase in Net Assets Resulting from Operations	$8,644,421

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

Operations
Net investment loss	$(282,186)	$(619,245)
Net realized gain from investments	6,133,315	13,933,320
Net change in unrealized appreciation/depreciation on investments	2,793,292	(15,191,646)

Net Increase/(Decrease) in Net Assets Resulting from Operations	8,644,421	(1,877,571)

Capital Share Transactions
Proceeds from sales of shares	4,598,494	10,876,447
Cost of shares redeemed	(8,910,989)	(24,004,736)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(4,312,495)	(13,128,289)

Net Increase/(Decrease) in Net Assets	4,331,926	(15,005,860)

Net Assets
Beginning of period	85,223,585	100,229,445

End of period	$89,555,511	$85,223,585

Accumulated Net Investment Loss Included in Net Assets	$(362,955)	$(80,769)

Other Information:
Shares
Sold	323,625	791,722
Redeemed	(626,398)	(1,784,950)

Net Decrease	(302,773)	(993,228)

12	The accompanying notes are an integral part of these financial statements.

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13

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
Six Months Ended 6/30/12[1]	$12.84	$(0.05)	$1.35	$1.30	$—	$—	$—	$—
Year Ended 12/31/11	13.14	(0.09)	(0.21)	(0.30)	—	—	—	—
Year Ended 12/31/10	10.30	(0.07)	2.91	2.84	—	—	—	—
Year Ended 12/31/09	7.51	(0.03)	2.82	2.79	—	—	—	—
Year Ended 12/31/08	11.82	0.01	(4.17)	(4.16)	(0.01)	(0.08)	(0.06)	(0.15)
Year Ended 12/31/07	15.03	0.13	0.60	0.73	(0.14)	(3.80)	—	(3.94)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
$14.14	10.12%	$89,556	0.87%	0.87%	(0.62)%	(0.62)%	55%
12.84	(2.28)%	85,224	0.86%	0.86%	(0.63)%	(0.63)%	97%
13.14	27.57%	100,229	0.86%	0.86%	(0.52)%	(0.52)%	121%
10.30	37.15%	118,171	0.85%	0.88%	(0.33)%	(0.36)%	177%
7.51	(35.18)%	88,939	0.85%	0.86%	0.06%	0.05%	118%
11.82	5.13%	203,087	0.85%	0.85%	0.68%	0.68%	149%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES (UNAUDITED)

June 30, 2012 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Small Cap Growth Equity VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to

U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

16

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES (UNAUDITED)

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2012, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the six months ended June 30, 2012, there were no transfers between Level 1 and Level 2.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within

Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

17

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES (UNAUDITED)

As of June 30, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations

(but not in the Financial Highlights) as a reduction to the Fund’s expenses.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.75%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders No distributions were paid to shareholders during the year ended December 31, 2011, which is the most recently completed tax year.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

18

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES (UNAUDITED)

Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized (Loss)
$(339,054)	$538,476	$(199,422)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, the Fund utilized $16,036,851 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2011 were $6,946,531, expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund elected to defer net capital and currency losses of $1,971,584.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2012, was $80,689,480. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2012, aggregated $14,529,559 and $(3,881,819), respectively, resulting in net unrealized appreciation of $10,647,740.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $49,173,085 and $53,715,337, respectively, for the six months ended June 30, 2012.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the six months ended June 30, 2012, the Fund did not borrow under the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

19

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES (UNAUDITED)

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

21

2012 Semiannual Report

All data as of June 30, 2012

RS Variable Products Trust

•	RS S&P 500 Index VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS S&P 500 INDEX VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS S&P 500 Index VIP Series

Highlights

•	RS S&P 500 Index VIP Series (the “Fund”) slightly underperformed its benchmark, the S&P 500® Index[1] (the “Index”), for the six months ended June 30, 2012.

•

While the market proved less volatile in the first six months of 2012 than it did in 2011, volatility increased somewhat in the second quarter as economic uncertainty and the deepening debt crisis in Europe weighed on investors’ tolerance for risk.

•	In managing the Fund, our goals are to track the investment performance of the Index, remain close to being fully invested in stocks, and keep trading costs to a minimum.

Market Overview

Equities delivered strong performance in the first quarter of 2012, with investors embracing risk as decisively as they had shunned it at other times during the prior year. The Index returned 12.59% in the first quarter, its best quarterly performance since the third quarter of 2009, and its best first quarter performance since 1998.

In the second quarter, signs of slowing U.S. economic growth and worries over the deepening debt crisis in Europe dampened investor appetites for risk and contributed to renewed volatility in the equity market. The Index’s volatility was 16.63% in the second quarter, up from 9.35% in the first. Virtually every major U.S. and global equity index ended the second quarter in negative territory, with double-digit declines for many European indexes.

Nonetheless, given the strength of first quarter gains, most U.S. equity market indexes had positive returns for the six-month period overall. Telecommunications services and technology were the Index’s leading performers over the six-month period. Energy was the weakest performer and the only sector to post a negative return for the period. Utilities were the second weakest performer.

Fund Performance Overview

The Fund returned 9.32% for the six months ended June 30, 2012. The Index returned 9.49% over the same period. The difference in performance is primarily due to the fact that, unlike the Fund, the Index does not incur fees and expenses.

Outlook

We anticipate continued market volatility in the second half of 2012 as investors await more clarity on the condition of the global economy and developments in Europe. We will continue to manage the portfolio with the intention of being substantially fully invested in stocks, while we attempt to track the Index and keep trading costs to a minimum.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012.

There is no assurance that the Fund will track the performance of the S&P 500® Index perfectly. As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price.

3

RS S&P 500 INDEX VIP SERIES

Characteristics (unaudited)

Total Net Assets: $107,772,992

Sector Allocation[2]

Top Ten Holdings[3]

Holding	% of Total Net Assets
Apple, Inc.	4.27%
Exxon Mobil Corp.	3.13%
Microsoft Corp.	1.79%
International Business Machines Corp.	1.76%
General Electric Co.	1.73%
AT&T, Inc.	1.64%
Chevron Corp.	1.63%
Johnson & Johnson	1.45%
Wells Fargo & Co.	1.39%
The Coca-Cola Co.	1.38%
Total	20.17%

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees and expenses. Statistical data for the Index is as of 6/30/2012.

2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities. Sector weighting differences between the portfolio and Index exist due the presence of cash and other short term assets/liabilities (including futures) in the portfolio.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

4

RS S&P 500 INDEX VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS S&P 500 Index VIP Series	8/25/99	9.32%	5.22%	16.09%	-0.01%	5.05%	1.52%
S&P 500® Index[1]		9.49%	5.45%	16.40%	0.22%	5.33%	1.74%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS S&P 500 Index VIP Series and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Expense Ratio During Period 1/1/12-6/30/12
Based on Actual Return	$1,000.00	$1,093.20	$1.46	0.28%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,023.47	$1.41	0.28%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

June 30, 2012 (unaudited)	Shares	Value
Common Stocks – 96.1%
Advertising Agencies – 0.1%
Omnicom Group, Inc.	2,293	$111,440
The Interpublic Group of Companies, Inc.	3,718	40,340

		151,780
Aerospace – 1.9%
FLIR Systems, Inc.	1,303	25,408
General Dynamics Corp.	3,033	200,057
Goodrich Corp.	1,063	134,895
L-3 Communications Holdings, Inc.	818	60,540
Lockheed Martin Corp.	2,232	194,363
Northrop Grumman Corp.	2,124	135,490
Raytheon Co.	2,805	158,735
Rockwell Collins, Inc.	1,226	60,503
Textron, Inc.	2,363	58,768
The Boeing Co.	6,305	468,461
United Technologies Corp.	7,675	579,693

		2,076,913
Air Transport – 0.3%
FedEx Corp.	2,662	243,866
Southwest Airlines Co.	6,454	59,506

		303,372
Aluminum – 0.1%
Alcoa, Inc.	8,977	78,549

		78,549
Asset Management & Custodian – 0.8%
BlackRock, Inc.	1,081	183,575
Federated Investors, Inc., Class B	784	17,130
Franklin Resources, Inc.	1,196	132,744
Invesco Ltd.	3,773	85,270
Legg Mason, Inc.	1,056	27,847
Northern Trust Corp.	2,028	93,329
State Street Corp.	4,117	183,783
T. Rowe Price Group, Inc.	2,148	135,238

		858,916
Auto Parts – 0.3%
BorgWarner, Inc.(1)	961	63,032
Genuine Parts Co.	1,326	79,892
Johnson Controls, Inc.	5,733	158,861

		301,785
Auto Services – 0.0%
The Goodyear Tire & Rubber Co.(1)	2,051	24,222

		24,222
Automobiles – 0.3%
Ford Motor Co.	32,147	308,290

		308,290
Back Office Support, HR and Consulting – 0.7%
Accenture PLC, Class A	5,424	325,928
Automatic Data Processing, Inc.	4,111	228,818
Iron Mountain, Inc.	1,463	48,221

June 30, 2012 (unaudited)	Shares	Value
Back Office Support, HR and Consulting (continued)
Paychex, Inc.	2,722	$85,498
Robert Half International, Inc.	1,199	34,255

		722,720
Banks: Diversified – 3.5%
Bank of America Corp.(2)	90,789	742,654
BB&T Corp.	5,883	181,491
Comerica, Inc.	1,650	50,671
Fifth Third Bancorp	7,748	103,823
First Horizon National Corp.	2,116	18,303
Huntington Bancshares, Inc.	7,282	46,605
KeyCorp	7,994	61,874
M&T Bank Corp.	1,073	88,598
PNC Financial Services Group, Inc.	4,454	272,184
Regions Financial Corp.	11,906	80,365
SunTrust Banks, Inc.	4,527	109,689
U.S. Bancorp	15,955	513,113
Wells Fargo & Co.	44,757	1,496,674
Zions Bancorporation	1,545	30,004

		3,796,048
Banks: Savings, Thrift & Mortgage Lending – 0.1%
Hudson City Bancorp, Inc.	4,421	28,162
People’s United Financial, Inc.	3,024	35,108

		63,270
Beverage: Brewers & Distillers – 0.2%
Beam, Inc.	1,331	83,174
Brown-Forman Corp., Class B	842	81,548
Constellation Brands, Inc., Class A(1)	1,359	36,775
Molson Coors Brewing Co., Class B	1,333	55,466

		256,963
Beverage: Soft Drinks – 2.4%
Coca-Cola Enterprises, Inc.	2,521	70,689
Dr. Pepper Snapple Group, Inc.	1,813	79,319
PepsiCo, Inc.	13,148	929,037
The Coca-Cola Co.	19,017	1,486,939

		2,565,984
Biotechnology – 1.4%
Alexion Pharmaceuticals, Inc.(1)	1,618	160,667
Amgen, Inc.	6,559	479,069
Baxter International, Inc.	4,653	247,307
Biogen Idec, Inc.(1)	2,019	291,503
Celgene Corp.(1)	3,709	237,970
Life Technologies Corp.(1)	1,497	67,350

		1,483,866
Building Materials – 0.1%
Masco Corp.	3,012	41,777
Vulcan Materials Co.	1,086	43,125

		84,902
Cable Television Services – 1.2%
Cablevision Systems Corp., Class A	1,801	23,935

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

June 30, 2012 (unaudited)	Shares	Value
Cable Television Services (continued)
Comcast Corp., Class A	22,704	$725,847
DIRECTV, Class A(1)	5,529	269,926
Scripps Networks Interactive, Inc., Class A	777	44,180
Time Warner Cable, Inc.	2,636	216,416

		1,280,304
Casinos & Gambling – 0.0%
International Game Technology	2,507	39,485

		39,485
Chemicals: Diversified – 1.1%
Airgas, Inc.	586	49,230
E.I. du Pont de Nemours & Co.	7,893	399,149
Eastman Chemical Co.	1,162	58,530
Ecolab, Inc.	2,464	168,858
FMC Corp.	1,152	61,609
Sigma-Aldrich Corp.	1,013	74,891
The Dow Chemical Co.	10,071	317,236

		1,129,503
Chemicals: Specialty – 0.4%
Air Products & Chemicals, Inc.	1,772	143,054
International Flavors & Fragrances, Inc.	690	37,812
Praxair, Inc.	2,515	273,456

		454,322
Coal – 0.1%
Alpha Natural Resources, Inc.(1)	1,847	16,087
CONSOL Energy, Inc.	1,915	57,910
Peabody Energy Corp.	2,293	56,224

		130,221
Commercial Services: Rental & Leasing – 0.0%
Ryder System, Inc.	435	15,664

		15,664
Commercial Vehicles & Parts – 0.1%
PACCAR, Inc.	3,006	117,805

		117,805
Communications Technology – 1.7%
Cisco Systems, Inc.	45,147	775,174
Harris Corp.	960	40,176
JDS Uniphase Corp.(1)	1,954	21,494
Juniper Networks, Inc.(1)	4,467	72,857
QUALCOMM, Inc.	14,439	803,963
TE Connectivity Ltd.	3,611	115,227

		1,828,891
Computer Services, Software & Systems – 5.3%
Adobe Systems, Inc.(1)	4,177	135,209
Akamai Technologies, Inc.(1)	1,506	47,816
Autodesk, Inc.(1)	1,932	67,601
BMC Software, Inc.(1)	1,359	58,002
CA, Inc.	2,982	80,782
Citrix Systems, Inc.(1)	1,565	131,366

June 30, 2012 (unaudited)	Shares	Value
Computer Services, Software & Systems (continued)
Cognizant Technology Solutions Corp., Class A(1)	2,560	$153,600
Computer Sciences Corp.	1,305	32,390
F5 Networks, Inc.(1)	670	66,705
Google, Inc., Class A(1)	2,142	1,242,510
Intuit, Inc.	2,476	146,951
Microsoft Corp.(2)	62,994	1,926,986
Oracle Corp.	32,685	970,745
Red Hat, Inc.(1)	1,618	91,385
SAIC, Inc.	2,328	28,215
Salesforce.com, Inc.(1)	1,161	160,520
Symantec Corp.(1)	6,086	88,916
Teradata Corp.(1)	1,421	102,326
VeriSign, Inc.(1)	1,338	58,297
Yahoo! Inc.(1)	10,250	162,258

		5,752,580
Computer Technology – 7.2%
Apple, Inc.(2)	7,877	4,600,168
Dell, Inc.(1)	12,542	157,026
EMC Corp.(1)	17,682	453,190
Hewlett-Packard Co.	16,663	335,093
International Business Machines Corp.(2)	9,718	1,900,646
NetApp, Inc.(1)	3,056	97,242
NVIDIA Corp.(1)	5,212	72,030
SanDisk Corp.(1)	2,052	74,857
Western Digital Corp.(1)	1,969	60,015

		7,750,267
Consumer Electronics – 0.0%
Harman International Industries, Inc.	606	23,998

		23,998
Consumer Lending – 0.1%
SLM Corp.	4,099	64,395

		64,395
Consumer Services: Miscellaneous – 0.4%
eBay, Inc.(1)	9,683	406,783
H & R Block, Inc.	2,471	39,486

		446,269
Containers & Packaging – 0.1%
Ball Corp.	1,318	54,104
Bemis Co., Inc.	834	26,138
Owens-Illinois, Inc.(1)	1,382	26,493
Sealed Air Corp.	1,644	25,383

		132,118
Copper – 0.3%
Freeport-McMoran Copper & Gold, Inc.	7,996	272,424

		272,424
Cosmetics – 0.2%
Avon Products, Inc.	3,641	59,021
Estee Lauder Companies, Inc., Class A	1,892	102,395

		161,416

8	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

June 30, 2012 (unaudited)	Shares	Value
Diversified Financial Services – 2.8%
Ameriprise Financial, Inc.	1,837	$96,002
Bank of New York Mellon Corp.	10,050	220,597
Capital One Financial Corp.	4,884	266,959
Citigroup, Inc.	24,702	677,082
JPMorgan Chase & Co.(2)	32,064	1,145,647
Leucadia National Corp.	1,665	35,415
Morgan Stanley	12,831	187,204
The Goldman Sachs Group, Inc.	4,144	397,244

		3,026,150
Diversified Manufacturing Operations – 3.5%
3M Co.	5,849	524,070
Danaher Corp.	4,844	252,276
Dover Corp.	1,555	83,364
Eaton Corp.	2,843	112,668
General Electric Co.(2)	89,287	1,860,741
Honeywell International, Inc.	6,558	366,199
Illinois Tool Works, Inc.	4,024	212,829
Ingersoll-Rand PLC	2,520	106,294
Tyco International Ltd.	3,897	205,956

		3,724,397
Diversified Media – 0.8%
Discovery Communications, Inc., Class A(1)	2,145	115,830
News Corp., Class A	17,751	395,670
Time Warner, Inc.	8,074	310,849

		822,349
Diversified Retail – 2.7%
Amazon.com, Inc.(1)	3,034	692,814
Big Lots, Inc.(1)	538	21,945
Costco Wholesale Corp.	3,646	346,370
Dollar Tree, Inc.(1)	1,950	104,910
Family Dollar Stores, Inc.	989	65,749
J.C. Penney Co., Inc.	1,237	28,834
Kohl’s Corp.	2,025	92,117
Macy’s, Inc.	3,476	119,401
Nordstrom, Inc.	1,352	67,181
Sears Holdings Corp.(1)	322	19,223
Target Corp.	5,573	324,293
Wal-Mart Stores, Inc.	14,534	1,013,311

		2,896,148
Drug & Grocery Store Chains – 0.9%
CVS Caremark Corp.	10,794	504,404
Safeway, Inc.	2,010	36,482
The Kroger Co.	4,741	109,944
Walgreen Co.	7,266	214,928
Whole Foods Market, Inc.	1,376	131,160

		996,918
Education Services – 0.0%
Apollo Group, Inc., Class A(1)	908	32,861
DeVry, Inc.	498	15,423

		48,284

June 30, 2012 (unaudited)	Shares	Value
Electronic Components – 0.3%
Amphenol Corp., Class A	1,365	$74,966
Corning, Inc.	12,799	165,491
Molex, Inc.	1,163	27,842

		268,299
Electronic Entertainment – 0.0%
Electronic Arts, Inc.(1)	2,684	33,147

		33,147
Energy Equipment – 0.0%
First Solar, Inc.(1)	496	7,470

		7,470
Engineering & Contracting Services – 0.1%
Fluor Corp.	1,423	70,211
Jacobs Engineering Group, Inc.(1)	1,084	41,040
Quanta Services, Inc.(1)	1,794	43,182

		154,433
Entertainment – 0.9%
The Walt Disney Co.	15,057	730,264
Viacom, Inc., Class B	4,443	208,910

		939,174
Environmental, Maintenance, And Security Services – 0.0%
Cintas Corp.	930	35,907

		35,907
Fertilizers – 0.6%
CF Industries Holdings, Inc.	552	106,944
Monsanto Co.	4,493	371,931
The Mosaic Co.	2,500	136,900

		615,775
Financial Data & Systems – 1.8%
American Express Co.	8,437	491,118
Discover Financial Services	4,462	154,296
Equifax, Inc.	1,018	47,439
Fidelity National Information Services, Inc.	2,014	68,637
Fiserv, Inc.(1)	1,147	82,836
MasterCard, Inc., Class A	894	384,518
Moody’s Corp.	1,668	60,965
The Dun & Bradstreet Corp.	404	28,753
Total System Services, Inc.	1,361	32,569
Visa, Inc., Class A	4,195	518,628
Western Union Co.	5,169	87,046

		1,956,805
Foods – 1.7%
Campbell Soup Co.	1,513	50,504
ConAgra Foods, Inc.	3,484	90,340
Dean Foods Co.(1)	1,549	26,379
General Mills, Inc.	5,403	208,232
H.J. Heinz Co.	2,712	147,479
Hormel Foods Corp.	1,112	33,827
Kellogg Co.	2,096	103,396
Kraft Foods, Inc., Class A	14,905	575,631

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

June 30, 2012 (unaudited)	Shares	Value
Foods (continued)
McCormick & Co., Inc.	1,106	$67,079
Mead Johnson Nutrition Co.	1,711	137,753
Sysco Corp.	4,934	147,082
The Hershey Co.	1,284	92,486
The JM Smucker Co.	970	73,254
Tyson Foods, Inc., Class A	2,466	46,435

		1,799,877
Forms And Bulk Printing Services – 0.0%
R.R. Donnelley & Sons Co.	1,510	17,773

		17,773
Fruit & Grain Processing – 0.2%
Archer-Daniels-Midland Co.	5,558	164,072

		164,072
Gas Pipeline – 0.3%
EQT Corp.	1,257	67,413
Kinder Morgan, Inc.	4,257	137,160
Spectra Energy Corp.	5,500	159,830

		364,403
Gold – 0.2%
Newmont Mining Corp.	4,174	202,481

		202,481
Health Care Facilities – 0.1%
DaVita, Inc.(1)	794	77,979
Tenet Healthcare Corp.(1)	3,460	18,130

		96,109
Health Care Management Services – 1.0%
Aetna, Inc.	2,932	113,674
CIGNA Corp.	2,409	105,996
Coventry Health Care, Inc.	1,187	37,735
Humana, Inc.	1,373	106,325
UnitedHealth Group, Inc.	8,746	511,641
WellPoint, Inc.	2,788	177,846

		1,053,217
Health Care Services – 0.6%
Cerner Corp.(1)	1,236	102,168
Express Scripts Holding Co.(1)	6,784	378,750
McKesson Corp.	1,988	186,375

		667,293
Home Building – 0.1%
D.R. Horton, Inc.	2,362	43,414
Lennar Corp., Class A	1,372	42,408
Pulte Group, Inc.(1)	2,839	30,377

		116,199
Hotel/Motel – 0.3%
Marriott International, Inc., Class A	2,227	87,298
Starwood Hotels & Resorts Worldwide, Inc.	1,666	88,365
Wyndham Worldwide Corp.	1,231	64,923
Wynn Resorts Ltd.	669	69,389

		309,975

June 30, 2012 (unaudited)	Shares	Value
Household Appliances – 0.0%
Whirlpool Corp.	650	$39,754

		39,754
Household Equipment & Products – 0.1%
Newell Rubbermaid, Inc.	2,439	44,243
Snap-On, Inc.	490	30,503

		74,746
Household Furnishings – 0.0%
Leggett & Platt, Inc.	1,174	24,807

		24,807
Insurance: Life – 0.5%
Aflac, Inc.	3,935	167,592
Lincoln National Corp.	2,405	52,597
Principal Financial Group, Inc.	2,540	66,624
Prudential Financial, Inc.	3,950	191,299
Torchmark Corp.	827	41,805
Unum Group	2,434	46,562

		566,479
Insurance: Multi-Line – 2.0%
American International Group, Inc.(1)	5,386	172,837
Aon PLC	2,733	127,850
Assurant, Inc.	722	25,155
Berkshire Hathaway, Inc., Class B(1)	14,808	1,233,951
Genworth Financial, Inc., Class A(1)	4,129	23,370
Loews Corp.	2,577	105,425
Marsh & McLennan Companies, Inc.	4,583	147,710
MetLife, Inc.	8,944	275,922
The Hartford Financial Services Group, Inc.	3,702	65,266

		2,177,486
Insurance: Property-Casualty – 0.9%
ACE Ltd.	2,853	211,493
Cincinnati Financial Corp.	1,354	51,547
The Allstate Corp.	4,140	145,273
The Chubb Corp.	2,277	165,811
The Progressive Corp.	5,130	106,858
The Travelers Companies, Inc.	3,265	208,437
XL Group PLC	2,713	57,081

		946,500
Leisure Time – 0.4%
Carnival Corp.	3,807	130,466
Expedia, Inc.	762	36,629
Priceline.com, Inc.(1)	420	279,098
TripAdvisor, Inc.(1)	792	35,395

		481,588
Luxury Items – 0.1%
Fossil, Inc.(1)	439	33,601
Tiffany & Co.	1,062	56,233

		89,834

10	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

June 30, 2012 (unaudited)	Shares	Value
Machinery: Agricultural – 0.3%
Deere & Co.	3,352	$271,076

		271,076
Machinery: Construction & Handling – 0.4%
Caterpillar, Inc.	5,495	466,580

		466,580
Machinery: Engines – 0.1%
Cummins, Inc.	1,619	156,897

		156,897
Machinery: Industrial – 0.0%
Joy Global, Inc.	894	50,717

		50,717
Machinery: Tools – 0.1%
Stanley Black & Decker, Inc.	1,440	92,678

		92,678
Medical & Dental Instruments & Supplies – 0.7%
Becton, Dickinson and Co.	1,720	128,570
Boston Scientific Corp.(1)	12,027	68,193
C.R. Bard, Inc.	708	76,068
DENTSPLY International, Inc.	1,208	45,674
Edwards Lifesciences Corp.(1)	959	99,065
Patterson Companies, Inc.	744	25,646
St. Jude Medical, Inc.	2,639	105,322
Stryker Corp.	2,731	150,478
Zimmer Holdings, Inc.	1,486	95,639

		794,655
Medical Equipment – 1.0%
CareFusion Corp.(1)	1,868	47,970
Covidien PLC	4,058	217,103
Intuitive Surgical, Inc.(1)	338	187,181
Medtronic, Inc.	8,781	340,088
PerkinElmer, Inc.	952	24,562
Thermo Fisher Scientific, Inc.	3,090	160,402
Varian Medical Systems, Inc.(1)	938	57,002

		1,034,308
Medical Services – 0.1%
Laboratory Corp. of America Holdings(1)	821	76,033
Quest Diagnostics, Inc.	1,342	80,386

		156,419
Metal Fabricating – 0.3%
Fastenal Co.	2,491	100,412
Precision Castparts Corp.	1,227	201,829

		302,241
Metals & Minerals: Diversified – 0.1%
Cliffs Natural Resources, Inc.	1,201	59,198
Titanium Metals Corp.	691	7,815

		67,013
Office Supplies & Equipment – 0.1%
Avery Dennison Corp.	869	23,758

June 30, 2012 (unaudited)	Shares	Value
Office Supplies & Equipment (continued)
Lexmark International Group, Inc., Class A	610	$16,214
Pitney Bowes, Inc.	1,694	25,359
Xerox Corp.	11,362	89,419

		154,750
Offshore Drilling & Other Services – 0.0%
Diamond Offshore Drilling, Inc.	601	35,537

		35,537
Oil Well Equipment & Services – 1.6%
Baker Hughes, Inc.	3,692	151,741
Cameron International Corp.(1)	2,069	88,367
FMC Technologies, Inc.(1)	2,004	78,617
Halliburton Co.	7,779	220,846
Helmerich & Payne, Inc.	911	39,610
Nabors Industries Ltd.(1)	2,449	35,266
National Oilwell Varco, Inc.	3,592	231,468
Noble Corp.(1)	2,118	68,899
Rowan Companies PLC(1)	1,046	33,817
Schlumberger Ltd.	11,237	729,394

		1,678,025
Oil: Crude Producers – 2.1%
Anadarko Petroleum Corp.	4,213	278,901
Apache Corp.	3,294	289,510
Cabot Oil & Gas Corp.	1,767	69,620
Chesapeake Energy Corp.	5,579	103,769
Denbury Resources, Inc.(1)	3,294	49,772
Devon Energy Corp.	3,406	197,514
EOG Resources, Inc.	2,270	204,550
Newfield Exploration Co.(1)	1,136	33,296
Noble Energy, Inc.	1,498	127,060
Occidental Petroleum Corp.	6,831	585,895
Pioneer Natural Resources Co.	1,028	90,680
QEP Resources, Inc.	1,504	45,075
Range Resources Corp.	1,364	84,391
Southwestern Energy Co.(1)	2,923	93,331
WPX Energy, Inc.(1)	1,685	27,263

		2,280,627
Oil: Integrated – 5.8%
Chevron Corp.	16,628	1,754,254
ConocoPhillips	10,640	594,563
Exxon Mobil Corp.(2)	39,401	3,371,544
Hess Corp.	2,559	111,188
Marathon Oil Corp.	5,942	151,937
Murphy Oil Corp.	1,638	82,375
Williams Companies, Inc.	5,267	151,795

		6,217,656
Oil: Refining And Marketing – 0.5%
Marathon Petroleum Corp.	2,867	128,786
Phillips 66	5,268	175,108
Sunoco, Inc.	892	42,370

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

June 30, 2012 (unaudited)	Shares	Value
Oil: Refining And Marketing (continued)
Tesoro Corp.(1)	1,177	$29,378
Valero Energy Corp.	4,659	112,515

		488,157
Paints & Coatings – 0.2%
PPG Industries, Inc.	1,284	136,258
The Sherwin-Williams Co.	723	95,689

		231,947
Paper – 0.1%
International Paper Co.	3,684	106,504
MeadWestvaco Corp.	1,454	41,803

		148,307
Personal Care – 2.0%
Clorox Co.	1,118	81,010
Colgate-Palmolive Co.	4,023	418,794
Kimberly-Clark Corp.	3,311	277,363
The Procter & Gamble Co.(2)	23,105	1,415,181

		2,192,348
Pharmaceuticals – 6.5%
Abbott Laboratories	13,268	855,388
Allergan, Inc.	2,588	239,571
AmerisourceBergen Corp.	2,136	84,052
Bristol-Myers Squibb Co.	14,228	511,497
Cardinal Health, Inc.	2,891	121,422
Eli Lilly & Co.	8,575	367,953
Forest Laboratories, Inc.(1)	2,252	78,797
Gilead Sciences, Inc.(1)	6,381	327,218
Hospira, Inc.(1)	1,387	48,517
Johnson & Johnson(2)	23,097	1,560,433
Merck & Co., Inc.	25,613	1,069,343
Mylan, Inc.(1)	3,607	77,082
Perrigo Co.	798	94,108
Pfizer, Inc.	63,076	1,450,748
Watson Pharmaceuticals, Inc.(1)	1,085	80,279

		6,966,408
Producer Durables: Miscellaneous – 0.1%
W.W. Grainger, Inc.	519	99,254

		99,254
Production Technology Equipment – 0.3%
Applied Materials, Inc.	10,829	124,100
KLA-Tencor Corp.	1,408	69,344
Lam Research Corp.(1)	1,689	63,743
Teradyne, Inc.(1)	1,581	22,229

		279,416
Publishing – 0.1%
Gannett Co., Inc.	1,972	29,047
The McGraw-Hill Companies, Inc.	2,357	106,065
The Washington Post Co., Class B	41	15,327

		150,439

June 30, 2012 (unaudited)	Shares	Value
Radio & TV Broadcasters – 0.2%
CBS Corp., Class B	5,461	$179,012

		179,012
Railroads – 0.8%
CSX Corp.	8,761	195,896
Norfolk Southern Corp.	2,752	197,511
Union Pacific Corp.	4,012	478,672

		872,079
Real Estate – 0.0%
CBRE Group, Inc.(1)	2,767	45,268

		45,268
Real Estate Investment Trusts – 2.1%
American Tower Corp.	3,325	232,451
Apartment Investment & Management Co., Class A	1,107	29,922
AvalonBay Communities, Inc.	809	114,457
Boston Properties, Inc.	1,258	136,329
Equity Residential	2,516	156,898
HCP, Inc.	3,541	156,335
Health Care REIT, Inc.	1,805	105,231
Host Hotels & Resorts, Inc.	6,047	95,664
Kimco Realty Corp.	3,434	65,349
Plum Creek Timber Co., Inc.	1,349	53,555
ProLogis, Inc.	3,882	128,999
Public Storage, Inc.	1,207	174,303
Simon Property Group, Inc.	2,554	397,556
Ventas, Inc.	2,432	153,508
Vornado Realty Trust	1,561	131,093
Weyerhaeuser Co.	4,537	101,447

		2,233,097
Recreational Vehicles & Boats – 0.1%
Harley-Davidson, Inc.	1,949	89,128

		89,128
Restaurants – 1.4%
Chipotle Mexican Grill, Inc.(1)	266	101,067
Darden Restaurants, Inc.	1,085	54,934
McDonald’s Corp.	8,567	758,437
Starbucks Corp.	6,389	340,661
Yum! Brands, Inc.	3,877	249,756

		1,504,855
Scientific Instruments: Control & Filter – 0.4%
Flowserve Corp.	460	52,785
Pall Corp.	967	53,001
Parker Hannifin Corp.	1,267	97,407
Rockwell Automation, Inc.	1,204	79,536
Roper Industries, Inc.	828	81,624
Waters Corp.(1)	752	59,762

		424,115
Scientific Instruments: Electrical – 0.4%
Cooper Industries PLC	1,342	91,497

12	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

June 30, 2012 (unaudited)	Shares	Value
Scientific Instruments: Electrical (continued)
Emerson Electric Co.	6,174	$287,585

		379,082
Scientific Instruments: Gauges & Meters – 0.1%
Agilent Technologies, Inc.	2,930	114,973

		114,973
Scientific Instruments: Pollution Control – 0.3%
Republic Services, Inc.	2,641	69,881
Stericycle, Inc.(1)	727	66,644
Waste Management, Inc.	3,913	130,694
Xylem, Inc.	1,576	39,668

		306,887
Securities Brokerage & Services – 0.4%
CME Group, Inc.	567	152,018
E*TRADE Financial Corp.(1)	2,142	17,222
IntercontinentalExchange, Inc.(1)	614	83,492
NYSE Euronext	2,144	54,844
The Charles Schwab Corp.	9,112	117,818
The NASDAQ OMX Group, Inc.	1,044	23,667

		449,061
Semiconductors & Components – 1.9%
Advanced Micro Devices, Inc.(1)	4,982	28,547
Altera Corp.	2,719	92,011
Analog Devices, Inc.	2,499	94,137
Broadcom Corp., Class A(1)	4,165	140,777
Intel Corp.	42,381	1,129,454
Linear Technology Corp.	1,929	60,436
LSI Corp.(1)	4,789	30,506
Microchip Technology, Inc.	1,626	53,788
Micron Technology, Inc.(1)	8,327	52,543
Texas Instruments, Inc.	9,652	276,916
Xilinx, Inc.	2,207	74,089

		2,033,204
Specialty Retail – 1.9%
Abercrombie & Fitch Co., Class A	694	23,693
AutoNation, Inc.(1)	363	12,807
AutoZone, Inc.(1)	225	82,613
Bed, Bath & Beyond, Inc.(1)	1,958	121,004
Best Buy Co., Inc.	2,336	48,963
CarMax, Inc.(1)	1,915	49,675
GameStop Corp., Class A	1,093	20,067
Limited Brands, Inc.	2,036	86,591
Lowe’s Companies, Inc.	9,918	282,068
Netflix, Inc.(1)	471	32,249
O’Reilly Automotive, Inc.(1)	1,063	89,048
Ross Stores, Inc.	1,902	118,818
Staples, Inc.	5,841	76,225
The Gap, Inc.	2,800	76,608
The Home Depot, Inc.	12,893	683,200
The TJX Companies, Inc.	6,236	267,712
Urban Outfitters, Inc.(1)	946	26,100

		2,097,441

June 30, 2012 (unaudited)	Shares	Value
Steel – 0.1%
Allegheny Technologies, Inc.	906	$28,892
Nucor Corp.	2,675	101,383
United States Steel Corp.	1,212	24,967

		155,242
Technology: Miscellaneous – 0.0%
Jabil Circuit, Inc.	1,536	31,227

		31,227
Telecommunications Equipment – 0.2%
Crown Castle International Corp.(1)	2,178	127,761
Motorola Solutions, Inc.	2,461	118,399

		246,160
Textiles, Apparel & Shoes – 0.5%
Coach, Inc.	2,418	141,405
NIKE, Inc., Class B	3,091	271,328
Ralph Lauren Corp.	550	77,033
VF Corp.	728	97,151

		586,917
Tobacco – 2.0%
Altria Group, Inc.	17,169	593,189
Lorillard, Inc.	1,097	144,749
Philip Morris International, Inc.	14,365	1,253,490
Reynolds American, Inc.	2,802	125,726

		2,117,154
Toys – 0.1%
Hasbro, Inc.	973	32,955
Mattel, Inc.	2,870	93,103

		126,058
Transportation Miscellaneous – 0.7%
Expeditors International of Washington, Inc.	1,781	69,014
United Parcel Service, Inc., Class B	8,087	636,932

		705,946
Truckers – 0.1%
C.H. Robinson Worldwide, Inc.	1,365	79,893

		79,893
Utilities: Electrical – 3.2%
Ameren Corp.	2,038	68,355
American Electric Power, Inc.	4,066	162,233
CMS Energy Corp.	2,187	51,395
Consolidated Edison, Inc.	2,459	152,925
Dominion Resources, Inc.	4,796	258,984
DTE Energy Co.	1,431	84,901
Duke Energy Corp.	11,254	259,517
Edison International	2,748	126,958
Entergy Corp.	1,487	100,952
Exelon Corp.	7,172	269,811
FirstEnergy Corp.	3,522	173,247
NextEra Energy, Inc.	3,526	242,624
Northeast Utilities	2,687	104,282

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

June 30, 2012 (unaudited)	Shares	Value
Utilities: Electrical (continued)
NRG Energy, Inc.(1)	1,924	$33,401
Pepco Holdings, Inc.	1,917	37,516
PG&E Corp.	3,549	160,663
Pinnacle West Capital Corp.	921	47,653
PPL Corp.	4,863	135,240
Progress Energy, Inc.	2,485	149,522
Public Service Enterprise Group, Inc.	4,239	137,767
SCANA Corp.	989	47,314
Southern Co.	7,313	338,592
TECO Energy, Inc.	1,846	33,339
The AES Corp.(1)	5,445	69,859
Wisconsin Energy Corp.	1,933	76,489
Xcel Energy, Inc.	4,087	116,112

		3,439,651
Utilities: Gas Distributors – 0.4%
AGL Resources, Inc.	964	37,355
CenterPoint Energy, Inc.	3,570	73,792
NiSource, Inc.	2,395	59,276
ONEOK, Inc.	1,754	74,212
Sempra Energy	2,028	139,689

		384,324
Utilities: Miscellaneous – 0.0%
Integrys Energy Group, Inc.	667	37,932

		37,932
Utilities: Telecommunications – 3.0%
AT&T, Inc.(2)	49,420	1,762,317
CenturyLink, Inc.	5,230	206,533
Frontier Communications Corp.	8,424	32,264
MetroPCS Communications, Inc.(1)	2,473	14,962
Sprint Nextel Corp.(1)	25,275	82,396
Verizon Communications, Inc.	23,919	1,062,960
Windstream Corp.	4,953	47,846

		3,209,278
Total Common Stocks (Cost $62,517,719)		103,558,530

	Principal Amount	Value
U.S. Government Securities – 0.4%
U.S. Treasury Bills
0.077% due 9/6/2012(2)	$150,000	149,979
0.105% due 7/26/2012(2)	10,000	9,999
0.115% due 8/30/2012(2)	50,000	49,990
0.193% due 3/7/2013(2)	25,000	24,967
0.20% due 3/7/2013(2)	50,000	49,931
U.S. Treasury Note 3.125% due 5/15/2019(2)	145,000	164,801

Total U.S. Government Securities (Cost $427,570)		449,667

June 30, 2012 (unaudited)	Principal Amount	Value
Repurchase Agreements – 3.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $3,508,003, due 7/2/2012(3)	$3,508,000	$3,508,000
Total Repurchase Agreements (Cost $3,508,000)		3,508,000
Total Investments - 99.8% (Cost $66,453,289)		107,516,197
Other Assets, Net - 0.2%		256,795
Total Net Assets - 100.0%		$107,772,992

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	2.50%	5/27/2016	$3,579,867

The table below presents futures contracts as of June 30, 2012.

Description	Counter party	Number of Contracts	Expiration	Face Value (000s)	Unrealized Appreciation
Purchased Futures Contracts
E-mini S&P 500 Futures	Goldman Sachs & Co.	61	9/21/2012	$4,137	$140,988

14	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total
Common Stocks	$103,558,530	$—	$—	$103,558,530
U.S. Government Securities	—	449,667	—	449,667
Repurchase Agreements	—	3,508,000	—	3,508,000
Other Financial Instruments: Financial Futures Contracts	140,988	—	—	140,988
Total	$103,699,518	$3,957,667	$—	$107,657,185

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Statement of Assets and Liabilities As of June 30, 2012 (unaudited)
Assets
Investments, at value	$107,516,197
Cash and cash equivalents	457
Dividends/interest receivable	135,510
Receivable for variation margin	103,700
Receivable for investments sold	92,263
Due from distributor	8,107
Receivable for fund shares subscribed	1,997

Total Assets	107,858,231

Liabilities
Payable for fund shares redeemed	52,986
Payable to adviser	21,543
Accrued trustees’ fees	757
Accrued expenses/other liabilities	9,953

Total Liabilities	85,239

Total Net Assets	$107,772,992

Net Assets Consist of:
Paid-in capital	$100,221,613
Accumulated undistributed net investment income	959,937
Accumulated net realized loss from investments and futures contracts	(34,612,454)
Net unrealized appreciation on investments and futures contracts	41,203,896

Total Net Assets	$107,772,992

Investments, at Cost	$66,453,289

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	10,804,379
Net Asset Value Per Share	$9.97

Statement of Operations For the Six-Month Period Ended June 30, 2012 (unaudited)
Investment Income
Dividends	$1,106,013
Interest	2,672

Total Investment Income	1,108,685

Expenses
Investment advisory fees	132,811
Custodian fees	20,099
Professional fees	17,435
Shareholder reports	11,546
Administrative service fees	6,103
Trustees’ fees	2,341
Other expenses	7,568

Total Expenses	197,903

Less: Expense reimbursement by distributor	(49,155)

Total Expenses, Net	148,748

Net Investment Income	959,937

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized gain from investments	1,026,119
Net realized gain from futures contracts	233,038
Net change in unrealized appreciation/depreciation on investments	7,112,525
Net change in unrealized appreciation/depreciation on futures contracts	97,774

Net Gain on Investments and Futures Contracts	8,469,456

Net Increase in Net Assets Resulting from Operations	$9,429,393

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

Operations
Net investment income	$959,937	$1,865,479
Net realized gain from investments and futures contracts	1,259,157	2,833,230
Net change in unrealized appreciation/depreciation on investments and futures contracts	7,210,299	(2,506,706)

Net Increase in Net Assets Resulting from Operations	9,429,393	2,192,003

Distributions to Shareholders
Net investment income	—	(1,854,887)

Total Distributions	—	(1,854,887)

Capital Share Transactions
Proceeds from sales of shares	8,965,586	9,975,108
Reinvestment of distributions	—	1,854,887
Cost of shares redeemed	(10,915,313)	(21,674,444)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,949,727)	(9,844,449)

Net Increase/(Decrease) in Net Assets	7,479,666	(9,507,333)

Net Assets
Beginning of period	100,293,326	109,800,659

End of period	$107,772,992	$100,293,326

Accumulated Undistributed Net Investment Income Included in Net Assets	$959,937	$—

Other Information:
Shares
Sold	917,609	1,084,293
Reinvested	—	210,543
Redeemed	(1,108,633)	(2,333,356)

Net Decrease	(191,024)	(1,038,520)

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/12[1]	$9.12	$0.09	$0.76	$0.85	$—	$—	$—
Year Ended 12/31/11	9.12	0.17	—	0.17	(0.17)	—	(0.17)
Year Ended 12/31/10	8.08	0.15	1.04	1.19	(0.15)	—	(0.15)
Year Ended 12/31/09	6.52	0.15	1.56	1.71	(0.15)	—	(0.15)
Year Ended 12/31/08	10.71	0.21	(4.19)	(3.98)	(0.21)	—	(0.21)
Year Ended 12/31/07	10.36	0.19	0.35	0.54	(0.19)	—	(0.19)

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$9.97	9.32%	$107,773	0.28%	0.37%	1.81%	1.72%	1%
9.12	1.95%	100,293	0.28%	0.38%	1.76%	1.66%	3%
9.12	14.77%	109,801	0.28%	0.37%	1.74%	1.65%	5%
8.08	26.25%	104,420	0.28%	0.36%	2.03%	1.95%	5%
6.52	(37.16)%	158,838	0.28%	0.35%	2.02%	1.95%	8%
10.71	5.22%	282,937	0.28%	0.35%	1.72%	1.65%	3%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	19

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES (UNAUDITED)

June 30, 2012 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS S&P 500 Index VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Future contracts shall be valued at the settlement prices established each day by the boards of trade or exchange on which they are traded.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES (UNAUDITED)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2012, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the six months ended June 30, 2012, there were no transfers between Level 1 and Level 2.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to

21

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES (UNAUDITED)

examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.25%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.2375% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit the Fund’s total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to 0.28% of the average daily net assets of the Fund. To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Fund or may reimburse expenses incurred by the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust. The Expense Reimbursement Agreement provides that GIS will reimburse RS

22

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES (UNAUDITED)

Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2011, which is the most recently completed tax year, was as follows:

Ordinary Income
$1,854,887

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$(9,522,727)	$(16,641)	$9,539,368

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, the Fund utilized $2,424,861 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2011 were as follows:

Expiring	Amount
2013	$549,960
2016	7,289,622
2017	17,800,138
2018	2,431,713

Total	$28,071,433

Capital loss carryovers of $9,513,948 expired in the year ended December 31, 2011.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2012, was $74,181,254. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2012, aggregated $38,575,153 and $(5,240,210), respectively, resulting in net unrealized appreciation of $33,334,943.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $1,132,147 and $2,906,785, respectively, for the six months ended June 30, 2012.

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at June 30, 2012.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized appreciation on investments and futures contracts*	$140,988
*	The cumulative appreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

23

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES (UNAUDITED)

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the six months ended June 30, 2012.

Derivative Instrument Type	Location of Gain/ (Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$233,038

	Net change in unrealized appreciation/depreciation on futures contracts	97,774

The Fund held an average daily face value of $2,686,000 E-mini S&P 500 Futures Contracts for the six months ended June 30, 2012.

The Fund may, but will not necessarily, enter into derivative transactions, such as financial futures contracts, as a substitute for the purchase or sale of securities or when there is significant cash received from fund shares sold.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the six months ended June 30, 2012, the Fund did not borrow under the facility.

Note 6. Legal Matters

Two lawsuits have been filed relating to the Fund’s investment in Tribune Company in connection with a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. One has been filed in the U.S. Bankruptcy Court for the District of Delaware, naming the Trust as a defendant; the other was filed in Delaware Superior Court and has since been transferred to a consolidated proceeding in the U.S. District Court for the Southern District of New York. The plaintiffs in both lawsuits seek to recover amounts paid to Tribune shareholders in the leveraged buyout transaction. The Fund received $218,212 in the transaction. The Trust cannot predict the outcomes of these proceedings. If the proceedings were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have a material adverse effect on the Fund’s net asset value.

Note 7. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 8. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 9. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253 (ii) on Guardian Investor Services LLC’s website at www.guardianinvestor.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

25

2012 Semiannual Report

All data as of June 30, 2012

RS Variable Products Trust

•	RS International Growth VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INTERNATIONAL GROWTH VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS International Growth VIP Series

Highlights

•	International equity markets, measured by the MSCI EAFE Index (Gross)[1], returned 3.38% during the first half of 2012.

•

RS International Growth VIP Series returned 4.06% during the first half of 2012. The Fund’s materials, retail and health care holdings added positively to relative returns. Technology holdings were among the top and bottom contributors to performance, while energy and automobiles holdings detracted from relative returns.

•

RS International Growth VIP Series seeks long-term capital appreciation by investing in companies that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

After a healthy start to the year, during the second quarter of 2012 investors experienced the return of the fear and risk aversion that have become a frequent occurrence since the global financial crisis. The latest developments in the Eurozone, a moderation of growth in the US, and signs of a slowdown in China coincided to renew investors’ worry about synchronised economic weakness.

Performance Update

RS International Growth VIP Series returned 4.06% in the first half of 2012, outperforming the benchmark MSCI EAFE Index (Gross) return of 3.38%. The Fund underperformed the benchmark MSCI EAFE Growth Index (Gross)2 return of 4.19%.

Portfolio Review

Technology holdings were among both the top and bottom contributors to relative performance. The Chinese social network Tencent was the strongest performer, due to, we believe, its successfully monetizing its vast user base and moving into the mobile arena. In contrast, Japanese online gaming company Gree performed poorly following a well-publicized regulatory crackdown on the so-called ‘kompu gacha’ payment method for online games. We think that the company can continue to grow its earnings in Japan in the absence of this payment method. The company is also investing in overseas ventures and has just launched its global smart phone platform, which will be available in 153 countries by the end of this year. UK technology stock Arm Holdings also performed weakly. We believe the weakness was driven by economic and political concerns and the cyclical nature of the semiconductor industry, rather than any specific concerns about Arm.

Spanish-based clothing retailer Inditex defied challenging conditions in its home market to perform well as its global expansion continued. First quarter 2012 results were considerably better than we expected. Total sales grew 15% as more stores continued to open in 26 markets during the first quarter. Furthermore, margins expanded slightly, as input costs fell, resulting in earnings growth of 30%. In general, bank stocks rallied during the first half of 2012, and Turkish bank Garanti Bankasi was a significant positive contributor to performance.

The Brazilian oil explorer OGX was a significant detractor from performance during the period as a result of disappointing production news and a management reshuffle.

Outlook

We believe that important and positive developments took place during the last six months. America began to show signs of sustainable recovery, the Chinese economy continued to evolve towards the consumption-driven model that we believe is necessary for its long-term prosperity, and important structural reforms in Europe were well underway. Going forward, we believe that there are many challenges countries will face, but we believe that challenging environments can also foster positive change.

The overarching themes in the Fund have remained constant during the first half of 2012. We believe that the emergence of a large number of people from poverty offers great growth opportunities to the Eastern consumer goods companies, particularly in China. We also believe that the increasingly rapid speed of technological change should allow many companies in the internet, electronics, and medical areas to expand at a rapid pace.

3

RS INTERNATIONAL GROWTH VIP SERIES

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

4

RS INTERNATIONAL GROWTH VIP SERIES

Characteristics (unaudited)

Total Net Assets: $210,132,694

Geographical Location[3]

Top Ten Holdings[3]

Holding	Country	% of Total Net Assets
Baidu, Inc., ADR	People’s Republic of China	4.66%
Atlas Copco AB, Class B	Sweden	3.46%
Industria de Diseno Textil S.A.	Spain	3.26%
Tencent Holdings Ltd.	People’s Republic of China	3.25%
Rakuten, Inc.	Japan	3.00%
Prudential PLC	United Kingdom	2.83%
BHP Billiton PLC	United Kingdom	2.83%
Rolls-Royce Holdings PLC	United Kingdom	2.70%
British American Tobacco PLC	United Kingdom	2.70%
Standard Chartered PLC	United Kingdom	2.70%
Total		31.39%

1	The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	The MSCI EAFE Growth Index (Europe, Australasia, and Far East) generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities within the MSCI EAFE Index classified by MSCI as most representing the growth style. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

5

RS INTERNATIONAL GROWTH VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS International Growth VIP Series	2/8/91	4.06%	-12.84%	9.44%	-2.91%	5.72%	6.77%
MSCI EAFE Index[1]		3.38%	-13.38%	6.45%	-5.63%	5.62%	5.19%
MSCI EAFE Growth Index[2]		4.19%	-12.22%	7.98%	-4.25%	5.28%	3.80%

Since inception performance for the indices is measured from 1/31/91, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS International Growth VIP Series, in the MSCI EAFE Index, and in the MSCI EAFE Growth Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Baillie Gifford International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Expense Ratio During Period 1/1/12-6/30/12
Based on Actual Return	$1,000.00	$1,040.60	$4.57	0.90%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.39	$4.52	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH VIP SERIES

June 30, 2012 (unaudited)	Shares	Value
Common Stocks – 97.7%
Australia – 7.0%
Brambles Ltd.	411,004	$2,606,709
Fortescue Metals Group Ltd.	828,599	4,233,833
James Hardie Industries SE	142,882	1,178,056
Woodside Petroleum Ltd.	116,268	3,725,928
Woolworths Ltd.	110,844	3,051,330

		14,795,856
Brazil – 1.1%
BM&F BOVESPA S.A.	306,000	1,561,613
OGX Petroleo e Gas Participacoes S.A.(1)	233,600	639,682

		2,201,295
Chile – 0.6%
Sociedad Quimica y Minera de Chile S.A., ADR	22,700	1,263,709

		1,263,709
Denmark – 3.7%
Novo Nordisk A/S, Class B	36,511	5,295,437
Novozymes A/S, Class B	80,960	2,099,406
Vestas Wind Systems A/S(1)	66,888	370,836

		7,765,679
France – 6.9%
Essilor International S.A.	38,600	3,585,928
L’Oreal S.A.	45,825	5,361,765
PPR	38,960	5,553,024

		14,500,717
Germany – 4.1%
Adidas AG	55,413	3,971,885
Aixtron AG	105,081	1,505,947
Axel Springer AG	24,195	1,039,514
HeidelbergCement AG	26,600	1,277,048
SMA Solar Technology AG	22,241	762,846

		8,557,240
Hong Kong – 2.4%
AIA Group Ltd.	826,800	2,855,814
Hong Kong Exchanges & Clearing Ltd.	146,900	2,111,789

		4,967,603
India – 0.7%
Housing Development Finance Corp. Ltd.	82,500	969,129
Reliance Capital Ltd.	64,826	421,717

		1,390,846
Israel – 0.6%
Teva Pharmaceutical Industries Ltd., ADR	33,200	1,309,408

		1,309,408
Italy – 2.1%
Fiat SpA(1)	638,695	3,220,171
UniCredit SpA(1)	335,840	1,273,372

		4,493,543

June 30, 2012 (unaudited)	Shares	Value
Japan – 8.7%
Canon, Inc.	23,000	$917,942
Gree, Inc.	174,000	3,461,291
Hoya Corp.	51,300	1,130,139
Kyocera Corp.	11,600	1,003,863
Rakuten, Inc.	609,500	6,301,414
Rohm Co. Ltd.	19,700	759,127
SMC Corp.	22,600	3,918,336
Yamada Denki Co. Ltd.	15,360	786,407

		18,278,519
People’s Republic of China – 9.5%
Baidu, Inc., ADR(1)	85,200	9,796,296
China Merchants Bank Co. Ltd., H shares	381,500	725,358
CNOOC Ltd.	745,000	1,502,009
Ports Design Ltd.	166,500	174,836
Tencent Holdings Ltd.	231,000	6,821,722
Youku, Inc., ADR(1)	44,696	969,009

		19,989,230
Peru – 0.7%
Credicorp Ltd.	10,974	1,381,517

		1,381,517
Portugal – 0.9%
Jeronimo Martins, SGPS, S.A.	117,148	1,980,594

		1,980,594
Singapore – 0.6%
Singapore Exchange Ltd.	255,000	1,281,079

		1,281,079
South Africa – 0.3%
Impala Platinum Holdings Ltd.	42,800	710,690

		710,690
South Korea – 3.1%
Celltrion, Inc.	61,219	1,636,643
NHN Corp.	10,257	2,249,710
Samsung Electronics Co. Ltd.	2,467	2,612,520

		6,498,873
Spain – 5.0%
Banco Santander S.A.	547,700	3,623,173
Industria de Diseno Textil S.A.	66,336	6,856,832

		10,480,005
Sweden – 8.5%
Alfa Laval AB	134,371	2,302,415
Atlas Copco AB, Class B	381,429	7,268,198
Oriflame Cosmetics S.A., SDR	32,015	1,073,665
Sandvik AB	212,554	2,725,943
Svenska Handelsbanken AB, Class A	139,216	4,576,835

		17,947,056

8	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL GROWTH VIP SERIES

June 30, 2012 (unaudited)	Shares	Value
Switzerland – 7.9%
ABB Ltd. (Reg S)(1)	141,639	$2,312,710
Compagnie Financiere Richemont S.A., Class A	98,574	5,412,674
Geberit AG(1)	14,434	2,847,512
Syngenta AG (Reg S)	15,202	5,204,025
The Swatch Group AG	2,287	903,917

		16,680,838
Taiwan – 0.9%
Taiwan Semiconductor Mfg. Co. Ltd., ADR(1)	137,566	1,920,421

		1,920,421
Turkey – 1.4%
BIM Birlesik Magazalar A.S.	25,835	1,066,503
Turkiye Garanti Bankasi A.S.	455,857	1,794,483

		2,860,986
United Kingdom – 21.0%
ARM Holdings PLC	551,000	4,365,362
BG Group PLC	141,790	2,902,651
BHP Billiton PLC	209,000	5,940,289
British American Tobacco PLC	111,500	5,668,659
Meggitt PLC	558,508	3,379,557
Prudential PLC	513,000	5,948,244
Rolls-Royce Holdings PLC(1)	421,000	5,674,135
SABMiller PLC	79,600	3,193,651
Signet Jewelers Ltd.	30,525	1,347,015
Standard Chartered PLC	260,900	5,667,524

		44,087,087
Total Common Stocks (Cost $174,934,719)		205,342,791

	Shares	Value
Preferred Stocks – 1.6%
Brazil – 0.8%
Itau Unibanco Holding S.A., ADR	123,940	1,725,245

		1,725,245
Germany – 0.8%
Porsche Automobil Holding SE	31,100	1,547,029

		1,547,029
Total Preferred Stocks (Cost $4,379,488)		3,272,274

June 30, 2012 (unaudited)	Principal Amount	Value
Repurchase Agreements – 0.7%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $1,448,001, due 7/2/2012(2)	$1,448,000	$1,448,000
Total Repurchase Agreements (Cost $1,448,000)		1,448,000
Total Investments - 100.0% (Cost $180,762,207)		210,063,065
Other Assets, Net - 0.0%		69,629
Total Net Assets - 100.0%		$210,132,694

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	2.625%	11/15/2020	$1,481,505

Legend:

ADR — American Depositary Receipt.

SDR — Swedish Depository Receipt.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$18,841,655	$186,501,136	*	$—	$205,342,791
Preferred Stocks	1,725,245	1,547,029	*	—	3,272,274
Repurchase Agreements	—	1,448,000		—	1,448,000
Total	$20,566,900	$189,496,165		$—	$210,063,065

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

Statement of Assets and Liabilities As of June 30, 2012 (unaudited)
Assets
Investments, at value	$210,063,065
Cash and cash equivalents	995
Foreign currency, at value	54,978
Receivable for investments sold	1,086,128
Dividends/interest receivable	260,534
Receivable for fund shares subscribed	946

Total Assets	211,466,646

Liabilities
Payable for investments purchased	1,129,440
Payable to adviser	132,970
Payable for fund shares redeemed	34,339
Accrued trustees’ fees	1,642
Accrued expenses/other liabilities	35,561

Total Liabilities	1,333,952

Total Net Assets	$210,132,694

Net Assets Consist of:
Paid-in capital	$183,091,535
Accumulated undistributed net investment income	1,651,269
Accumulated net realized loss from investments and foreign currency transactions	(3,894,690)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	29,284,580

Total Net Assets	$210,132,694

Investments, at Cost	$180,762,207

Foreign Currency, at Cost	$55,085

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	11,884,432
Net Asset Value Per Share	$17.68

Statement of Operations For the Six-Month Period Ended June 30, 2012 (unaudited)
Investment Income
Dividends	$3,337,215
Interest	107
Withholding taxes on foreign dividends	(280,653)

Total Investment Income	3,056,669

Expenses
Investment advisory fees	868,354
Custodian fees	43,229
Shareholder reports	22,735
Professional fees	17,524
Administrative service fees	12,795
Trustees’ fees	4,935
Other expenses	6,308

Total Expenses	975,880

Net Investment Income	2,080,789

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized loss from investments	(2,663,923)
Net realized loss from foreign currency transactions	(34,132)
Net change in unrealized appreciation/depreciation on investments	10,166,177
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(25,378)

Net Gain on Investments and Foreign Currency Transactions	7,442,744

Net Increase in Net Assets Resulting from Operations	$9,523,533

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

Operations
Net investment income	$2,080,789	$3,336,942
Net realized gain/(loss) from investments and foreign currency transactions	(2,698,055)	7,863,383
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	10,140,799	(38,446,345)

Net Increase/(Decrease) in Net Assets Resulting from Operations	9,523,533	(27,246,020)

Distributions to Shareholders
Net investment income	—	(2,670,171)
Net realized gain on investments	—	(1,973,395)

Total Distributions	—	(4,643,566)

Capital Share Transactions
Proceeds from sales of shares	8,370,916	16,292,194
Reinvestment of distributions	—	4,643,566
Cost of shares redeemed	(16,009,051)	(36,732,397)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(7,638,135)	(15,796,637)

Net Increase/(Decrease) in Net Assets	1,885,398	(47,686,223)

Net Assets
Beginning of period	208,247,296	255,933,519

End of period	$210,132,694	$208,247,296

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(429,520)

Accumulated Undistributed Net Investment Income Included in Net Assets	$1,651,269	$—

Other Information:
Shares
Sold	494,133	861,750
Reinvested	—	282,455
Redeemed	(866,658)	(1,891,716)

Net Decrease	(372,525)	(747,511)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/12[1]	$16.99	$0.17	$0.52	$0.69	$—	$—	$—
Year Ended 12/31/11	19.68	0.27	(2.58)	(2.31)	(0.22)	(0.16)	(0.38)
Year Ended 12/31/10	17.51	0.25	2.23	2.48	(0.31)	—	(0.31)
Year Ended 12/31/09	12.81	0.26	4.73	4.99	(0.28)	(0.01)	(0.29)
Year Ended 12/31/08	24.09	0.42	(10.88)	(10.46)	(0.36)	(0.46)	(0.82)
Year Ended 12/31/07	21.69	0.29	2.94	3.23	(0.83)	—	(0.83)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$17.68	4.06%	$210,133	0.90%	0.90%	1.92%	1.92%	11%
16.99	(11.65)%	208,247	0.91%	0.91%	1.40%	1.40%	14%
19.68	14.19%	255,934	0.91%	0.91%	1.33%	1.33%	87%
17.51	38.98%	249,067	0.92%	0.92%	1.74%	1.74%	23%
12.81	(43.28)%	188,697	0.91%	0.91%	2.03%	2.03%	38%
24.09	15.02%	318,968	0.96%	0.96%	1.14%	1.14%	27%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES (UNAUDITED)

June 30, 2012 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS International Growth VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly

14

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES (UNAUDITED)

(including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2012, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the six months ended June 30, 2012, there were no transfers between Level 1 and Level 2.

In determining a security’s placement within the hierarchy, the Trust separates the Fund's investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund,

15

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES (UNAUDITED)

and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

i. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.80%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays

16

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES (UNAUDITED)

fees to GBG at annual rates of 0.76% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Fund subject to the oversight and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.32% of the average daily net assets of the Fund is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2011, which is the most recently completed tax year, was as follows:

Ordinary Income	Long-Term Capital Gains
$2,670,456	$1,973,110

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Accumulated Net Investment Loss	Accumulated Net Realized Loss
$(13,600)	$13,600

The tax basis of distributable earnings as of December 31, 2011 was as follows:

Undistributed Ordinary Income
$30,823

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, the Fund utilized $7,100,222 of capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund elected to defer net capital losses of $1,233,106.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2012, was $181,530,163. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2012, aggregated $46,289,750 and $(17,756,848), respectively, resulting in net unrealized appreciation of $28,532,902.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $22,593,766 and $27,096,345, respectively, for the six months ended June 30, 2012.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable

17

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES (UNAUDITED)

information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the six months ended June 30, 2012, the Fund borrowed under the facility as follows:

Amount Outstanding at 6/30/12	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$301,734	7	1.39%
*	For the six months ended June 30, 2012, based on the number of days borrowings were outstanding.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund's financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253 (ii) on Guardian Investor Services LLC’s website at www.guardianinvestor.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

19

2012 Semiannual Report

All data as of June 30, 2012

RS Variable Products Trust

•	RS Emerging Markets VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS EMERGING MARKETS VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund Prospectus or visit our Web site at www.guardianinvestor.com.

RS Emerging Markets VIP Series

Highlights

•	Emerging markets, measured by the MSCI Emerging Markets Index (Gross)[1], rose 4.12% in the first half of 2012.

•

RS Emerging Markets VIP Series returned 4.29% during the first half of the year, outperforming the 4.12% return of the benchmark MSCI Emerging Markets Index (Gross). Stocks selected in China and South Korea were notable contributors to relative performance but stock selection in India and the materials sector detracted.

•

RS Emerging Markets VIP Series seeks long-term capital appreciation by investing in companies that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

Emerging market returns, measured by the MSCI Emerging Markets Index (Gross), were modestly positive over the first six months of the year. The smaller, peripheral country indexes delivered the strongest returns — for example, the Egyptian market rose 34.5%, rebounding from its lows and a successful Presidential election, while Turkey’s index was up 28.7%, a beneficiary of the faltering price of oil. This improvement was in stark contrast to Brazil where the market fell 7.5%, driven by concerns over the rate of global growth.

After a relatively buoyant start to the year, the second quarter saw the unwelcome return of the fear and risk aversion that have repeatedly come to the fore since the onset of the global financial crisis. The latest developments in the Eurozone, a moderation of growth in the US, and signs of a slowdown in China coincided to renew investors’ worry about synchronised economic weakness. In this cautious environment, the energy and materials sectors delivered negative returns.

Performance Update

RS Emerging Markets VIP Series returned 4.29% in the first half of 2012, outperforming the benchmark MSCI Emerging Markets Index (Gross), which returned 4.12%.

Portfolio Review

The top and bottom contributors to relative performance were all energy sector holdings. The sector as a whole was weak during the first half of the year. Energy is an overweight position for the Fund, which has holdings in a number of smaller exploration and production (E&P) companies that possess licenses in attractive areas and that we believe have shown themselves adept at deploying the latest seismic technology to increase greatly their drilling success rates. Nevertheless, the share price performance of these companies tends to be very volatile, on the back of news flow and fluctuations in the oil price.

Over the period the top contributor to Fund performance was the holding in African Petroleum Corp. This oil and gas exploration company is focused on offshore West Africa with current projects off the coast of The Gambia and Liberia. Dragon Oil, an oil E&P company with assets in Turkmenistan, also performed well following the release of 2011 results that were better than the market expected and the news that gross production rose over 20% in the first quarter of 2012. The underweight position in Petrobras, the Brazilian offshore oil company, also boosted relative performance. The share price has been weak as we believe the market has taken a dim view of its capex program and the costs associated with its political obligations. The holding has now been sold completely.

On the negative side, Niko Resources (which holds E&P assets in India and Indonesia) was the top detractor from relative performance. The share price fell following a 70% downgrade to its Indian gas reserves. However, we believe the company’s Indonesian oil exploration activities are more attractive. The coal companies Bumi Resources (Indonesia) and China Shenhua Energy also detracted. We have sold China Shenhua Energy and trimmed Bumi Resources given concerns over increased coal supplies from Mongolia at the same time as Chinese coal demand is weakening.

Outlook

It is difficult to predict when a sense of optimism will return to markets. We believe that it is possible that markets will be challenged until we have greater clarity on areas of concern such as a Chinese property collapse or the demise of the euro. We also believe that the manner in which China manages its transition from an investment-led to consumption-led economy will be

3

RS EMERGING MARKETS VIP SERIES

crucial for the well-being of companies held in the Fund for the near term and believe the outcome will be positive in the long term.

In the meantime, we seek businesses that we believe will continue to benefit from a backdrop of buoyant domestic growth, with currencies and balance sheets that are not heavily stretched. We believe that many of these types of investments may be found among Asian stocks, where we are currently finding more companies with the ability to deliver sustainable rather than cyclical growth, operating in countries that have prioritized the creation of lasting employment and investment in the capital stock.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our Web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

4

RS EMERGING MARKETS VIP SERIES

Characteristics (unaudited)

Total Net Assets: $93,239,779

Geographical Location[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	South Korea	6.01%
Dragon Oil PLC	Turkmenistan	3.86%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	3.18%
Hon Hai Precision Industry Co. Ltd.	Taiwan	2.98%
Tullow Oil PLC	Ghana	2.77%
Sberbank of Russia, ADR	Russia	2.31%
China Life Insurance Co. Ltd.	Taiwan	2.30%
China Mobile Ltd.	People’s Republic of China	2.07%
NHN Corp.	South Korea	1.95%
Want Want China Holdings Ltd.	People’s Republic of China	1.76%
Total		29.19%

1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

5

RS EMERGING MARKETS VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Emerging Markets VIP Series	10/17/94	4.29%	-14.69%	10.33%	0.54%	14.59%	8.81%
MSCI Emerging Markets Index[1]		4.12%	-15.67%	10.10%	0.21%	14.42%	5.33%

Since inception performance for the index is measured from 9/30/94, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Emerging Markets VIP Series and the MSCI Emerging Markets Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Baillie Gifford Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Expense Ratio During Period 1/1/12-6/30/12
Based on Actual Return	$1,000.00	$1,042.90	$6.30	1.24%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.70	$6.22	1.24%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS VIP SERIES

June 30, 2012 (unaudited)	Shares	Value
Common Stocks – 92.8%
Brazil – 3.7%
Embraer S.A., ADR	46,700	$1,238,951
JBS S.A.(1)	356,400	1,069,999
MercadoLibre, Inc.	8,200	621,560
Tractebel Energia S.A.	30,700	567,839

		3,498,349
Egypt – 0.6%
Commercial International Bank Egypt SAE	62,516	272,045
Egyptian Financial Group-Hermes Holding SAE(1)	142,455	247,166

		519,211
Ghana – 2.8%
Tullow Oil PLC	111,650	2,580,519

		2,580,519
India – 4.7%
ACC Ltd.	27,800	635,269
Housing Development Finance Corp. Ltd.	83,000	975,002
Infrastructure Development Finance Co. Ltd.	380,200	936,003
Mahindra & Mahindra Ltd.	68,900	874,989
Niko Resources Ltd.	36,500	481,122
Titan Industries Ltd.	119,500	478,384

		4,380,769
Indonesia – 4.3%
PT Astra International Tbk	630,500	464,804
PT Bank Mandiri (Persero) Tbk	659,000	511,335
PT Bank Negara Indonesia (Persero) Tbk	1,811,000	744,630
PT Bank Rakyat Indonesia Tbk	1,286,000	880,788
PT Bumi Resources Tbk	411,500	49,303
PT Perusahaan Gas Negara (Persero) Tbk	1,225,000	463,765
PT Semen Gresik (Persero) Tbk	742,000	900,521

		4,015,146
Kenya – 0.8%
Africa Oil Corp.(1)	95,000	731,559

		731,559
Kurdistan – 1.7%
Gulf Keystone Petroleum Ltd.(1)	628,900	1,612,708

		1,612,708
Liberia – 1.7%
African Petroleum Corp. Ltd.(1)	1,236,800	1,582,330

		1,582,330
Malaysia – 2.0%
CIMB Group Holdings Berhad	387,400	928,365
Public Bank Berhad	212,300	922,718

		1,851,083

June 30, 2012 (unaudited)	Shares	Value
Mexico – 2.4%
America Movil S.A.B. de C.V., ADR, Series L	36,900	$961,614
Wal-Mart de Mexico S.A.B. de C.V.	489,084	1,308,531

		2,270,145
Namibia – 0.7%
Chariot Oil & Gas Ltd.(1)	399,242	643,021

		643,021
Panama – 0.6%
Copa Holdings S.A.	6,840	564,163

		564,163
People’s Republic of China – 19.9%
Baidu, Inc., ADR(1)	9,600	1,103,808
Bank of China Ltd., H shares	2,843,900	1,092,413
Beijing Enterprises Holdings Ltd.	87,500	527,952
China Construction Bank Corp., H shares	688,830	475,895
China Mobile Ltd.	175,500	1,928,823
China Petroleum & Chemical Corp., H shares	884,000	790,054
China Railway Construction Corp. Ltd., H shares	1,578,000	1,327,128
China Resources Enterprise Ltd.	308,000	920,231
China Taiping Insurance Holdings Co. Ltd.(1)	336,000	549,846
CNOOC Ltd.	688,000	1,387,090
CSR Corp. Ltd., H shares	1,583,000	1,244,612
Focus Media Holding Ltd., ADR	34,800	817,104
Hang Lung Properties Ltd.	359,000	1,228,002
Hengan International Group Co. Ltd.	46,000	447,495
Industrial & Commercial Bank of China	795,000	445,668
Kunlun Energy Co. Ltd.	314,000	506,667
Lenovo Group Ltd.	1,082,000	921,893
Tencent Holdings Ltd.	42,000	1,240,313
Want Want China Holdings Ltd.	1,325,000	1,641,998

		18,596,992
Peru – 0.7%
Credicorp Ltd.	5,100	642,039

		642,039
Russia – 4.3%
NovaTek OAO, GDR (Reg S)	10,300	1,099,812
Sberbank of Russia, ADR(1)	199,160	2,155,149
X5 Retail Group N.V., GDR (Reg S)(1)	32,520	743,890

		3,998,851
South Africa – 1.7%
Massmart Holdings Ltd.	24,754	512,541
Naspers Ltd., N shares	20,390	1,089,079

		1,601,620

8	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS VIP SERIES

June 30, 2012 (unaudited)	Shares	Value
South Korea – 18.4%
Celltrion, Inc.	14,866	$397,431
Cheil Industries, Inc.	11,900	1,049,978
Daum Communications Corp.	11,100	998,322
E-Mart Co. Ltd.	4,412	968,410
Fila Korea Ltd.	4,655	317,894
Hankook Tire Co. Ltd.	12,200	486,528
Hyundai Glovis Co. Ltd.	6,547	1,252,742
Hyundai Marine & Fire Insurance Co. Ltd.	20,300	528,920
Hyundai Mobis	3,870	938,072
Hyundai Wia Corp.	3,058	456,823
LG Display Co. Ltd.(1)	26,500	500,304
LG Household & Health Care Ltd.	1,000	539,518
Mando Corp.	3,500	522,437
NCSoft Corp.	4,100	983,589
NHN Corp.	8,300	1,820,473
Samsung Electronics Co. Ltd.	3,876	4,104,632
Samsung Fire & Marine Insurance Co. Ltd.	6,700	1,329,553

		17,195,626
Taiwan – 11.8%
China Life Insurance Co. Ltd.	2,261,507	2,139,998
Delta Electronics, Inc.	494,000	1,516,384
Far Eastern Department Stores Ltd.	809,884	763,981
Hon Hai Precision Industry Co. Ltd.	920,089	2,781,930
HTC Corp.	61,000	805,385
Taiwan Semiconductor Manufacturing Co. Ltd.	1,083,385	2,965,730

		10,973,408
Thailand – 3.0%
Bank of Ayudhya Public Co. Ltd.	1,235,600	1,157,559
Kasikornbank Public Co. Ltd.	105,700	545,027
Siam Commercial Bank Public Co. Ltd.	231,400	1,082,889

		2,785,475
Turkey – 1.8%
Turkiye Garanti Bankasi A.S.	272,825	1,073,977
Turkiye Is Bankasi	230,900	614,753

		1,688,730
Turkmenistan – 3.9%
Dragon Oil PLC	422,802	3,600,974

		3,600,974
Zambia – 1.3%
First Quantum Minerals Ltd.	66,200	1,170,416

		1,170,416
Total Common Stocks (Cost $68,714,480)		86,503,134

June 30, 2012 (unaudited)	Shares	Value
Preferred Stocks – 6.2%
Brazil – 4.6%
Banco Bradesco S.A.	83,542	$1,245,331
Bradespar S.A.	6,400	104,962
Companhia Energetica de Minas Gerais	51,971	971,113
Itau Unibanco Holding S.A.	55,800	785,951
Itausa-Investimentos Itau S.A.	283,175	1,198,401

		4,305,758
South Korea – 1.6%
Samsung Electronics Co. Ltd.	2,274	1,501,184

		1,501,184
Total Preferred Stocks (Cost $3,034,212)		5,806,942

	Principal Amount	Value
Repurchase Agreements – 0.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $366,000, due 7/2/2012(2)	$366,000	366,000
Total Repurchase Agreements (Cost $366,000)		366,000
Total Investments - 99.4% (Cost $72,114,692)		92,676,076
Other Assets, Net - 0.6%		563,703
Total Net Assets - 100.0%		$93,239,779

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	2.50%	6/30/2017	$378,638

Legend:

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS VIP SERIES

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total
Common Stocks	$12,861,035	$73,642,099	*	$—	$86,503,134
Preferred Stocks	4,305,758	1,501,184	*	—	5,806,942
Repurchase Agreements	—	366,000		—	366,000
Total	$17,166,793	$75,509,283		$—	$92,676,076

*	Consists of certain foreign securities whose values were determined by a pricing service as a result of movement in the U.S. markets. These investments in securities were classified as Level 2 rather than Level 1.

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Statement of Assets and Liabilities As of June 30, 2012 (unaudited)
Assets
Investments, at value	$92,676,076
Cash and cash equivalents	921
Foreign currency, at value	136,060
Receivable for investments sold	711,769
Dividends/interest receivable	355,108
Receivable for fund shares subscribed	201

Total Assets	93,880,135

Liabilities
Payable for investments purchased	317,839
Accrued foreign capital gains tax	141,266
Payable to adviser	74,515
Payable for fund shares redeemed	60,679
Accrued trustees’ fees	890
Accrued expenses/other liabilities	45,167

Total Liabilities	640,356

Total Net Assets	$93,239,779

Net Assets Consist of:
Paid-in capital	$75,594,535
Accumulated net investment loss	(1,344,836)
Accumulated net realized loss from investments and foreign currency transactions	(1,397,316)
Net unrealized appreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	20,387,396

Total Net Assets	$93,239,779

Investments, at Cost	$72,114,692

Foreign Currency, at Cost	$136,004

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	5,398,210
Net Asset Value Per Share	$17.27

Statement of Operations For the Six-Month Period Ended June 30, 2012 (unaudited)
Investment Income
Dividends	$1,090,091
Interest	63
Withholding taxes on foreign dividends	(95,391)

Total Investment Income	994,763

Expenses
Investment advisory fees	514,063
Custodian fees	85,411
Professional fees	12,885
Shareholder reports	12,272
Administrative service fees	6,155
Trustees’ fees	2,389
Other expenses	3,257

Total Expenses	636,432

Net Investment Income	358,331

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized gain from investments	296,447
Net realized loss from foreign currency transactions	(92,535)
Net change in unrealized appreciation/depreciation on investments	4,187,562
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	17,000
Net change in accrued foreign capital gains tax	(110,388)

Net Gain on Investments and Foreign Currency Transactions	4,298,086

Net Increase in Net Assets Resulting from Operations	$4,656,417

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

Operations
Net investment income	$358,331	$745,288
Net realized gain from investments and foreign currency transactions	203,912	10,601,260
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	4,094,174	(39,268,736)

Net Increase/(Decrease) in Net Assets Resulting from Operations	4,656,417	(27,922,188)

Distributions to Shareholders
Net realized gain on investments	—	(13,709,912)

Total Distributions	—	(13,709,912)

Capital Share Transactions
Proceeds from sales of shares	4,516,279	9,388,168
Reinvestment of distributions	—	13,709,912
Cost of shares redeemed	(13,065,518)	(36,864,420)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(8,549,239)	(13,766,340)

Net Decrease in Net Assets	(3,892,822)	(55,398,440)

Net Assets
Beginning of period	97,132,601	152,531,041

End of period	$93,239,779	$97,132,601

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(1,703,167)

Accumulated Net Investment Loss Included in Net Assets	$(1,344,836)	$—

Other Information:
Shares
Sold	241,825	430,698
Reinvested	—	851,019
Redeemed	(709,951)	(1,646,558)

Net Decrease	(468,126)	(364,841)

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
Six Months Ended 6/30/12[1]	$16.56	$0.04	$0.67	$0.71	$—	$—	$—	$—
Year Ended 12/31/11	24.48	0.09	(5.30)	(5.21)	—	(2.71)	—	(2.71)
Year Ended 12/31/10	21.22	0.04	3.99	4.03	(0.65)	(0.12)	—	(0.77)
Year Ended 12/31/09	11.11	0.06	10.62	10.68	(0.57)	—	—	(0.57)
Year Ended 12/31/08	29.44	0.18	(16.87)	(16.69)	(0.04)	(1.57)	(0.03)	(1.64)
Year Ended 12/31/07	24.55	0.38	10.49	10.87	(0.62)	(5.36)	—	(5.98)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$17.27	4.29%	$93,240	1.24%	1.24%	0.70%	0.70%	30%
16.56	(20.97)%	97,133	1.19%	1.19%	0.60%	0.60%	41%
24.48	19.13%	152,531	1.19%	1.19%	0.35%	0.35%	36%
21.22	96.37%	147,953	1.28%	1.28%	0.34%	0.34%	57%
11.11	(56.65)%	79,807	1.18%	1.18%	0.81%	0.81%	61%
29.44	45.40%	246,687	1.26%	1.26%	1.16%	1.16%	54%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES (UNAUDITED)

June 30, 2012 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Emerging Markets VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly

16

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES (UNAUDITED)

(including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2012, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the six months ended June 30, 2012, there were no transfers between Level 1 and Level 2.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is

17

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES (UNAUDITED)

required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Foreign Capital Gains Tax Gains realized by the Fund on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

h. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

i. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

j. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

k. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

18

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES (UNAUDITED)

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at annual rates of 0.95% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Fund subject to the oversight and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.50% of the average daily net assets of the Fund is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2011, which is the most recently completed tax year, was as follows:

Long-Term Capital Gains
$13,709,912

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
$(352,354)	$1,395,393	$(1,043,039)

The tax basis of distributable earnings as of December 31, 2011 was as follows:

Undistributed Long-Term Capital Gains
$44,864

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund elected to defer net capital and currency losses of $617,398.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2012, was $74,470,845. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2012, aggregated $22,629,875 and $(4,424,644), respectively, resulting in net unrealized appreciation of $18,205,231.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $30,030,942 and $37,701,306, respectively, for the six months ended June 30, 2012.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political,

19

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES (UNAUDITED)

social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher and there may be delays in settlement procedures.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the six months ended June 30, 2012, the Fund borrowed under the facility as follows:

Amount Outstanding at 6/30/12	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$106,967	18	1.41%
*	For the six months ended June 30, 2012, based on the number of days borrowings were outstanding.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253 (ii) on Guardian Investor Services LLC’s website at www.guardianinvestor.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

21

2012 Semiannual Report

All data as of June 30, 2012

RS Variable Products Trust

•	RS Investment Quality Bond VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INVESTMENT QUALITY BOND VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS Investment Quality Bond VIP Series

Highlights

•	Despite a second quarter flight to quality that benefited the Treasury market, non-Treasury investments outperformed similar-duration Treasury securities for the first six months of 2012.

•

RS Investment Quality Bond VIP Series (the “Fund”) delivered a positive return for the six months ended June 30, 2012, and outperformed its benchmark, the Barclays U.S. Aggregate Bond Index[1] (the “Index”).

•	The Fund seeks to provide high current income and capital appreciation without undue risk to principal by investing primarily in investment-grade debt securities.

Market Overview

The markets started out the year on a positive note as optimism over the U.S. economic outlook and hopes for some resolution to the European debt crisis prompted yield-hungry investors to embrace risk. As a result, non-Treasury securities outperformed the broader fixed income market in the first quarter. Investor optimism appeared to fade in the second quarter, however, as political and economic uncertainty in Europe and signs of weaker economic growth in the U.S. led investors to once again seek safety in the Treasury market. As a result, the yield on the 10-year Treasury bond hit a record low of 1.44% at the start of June. Corporate bonds bore the brunt of the market volatility, losing a substantial portion of the first quarter’s gains in the second quarter.

For the six-month period as a whole, non-Treasury fixed income sectors including corporate bonds, mortgage-backed securities (MBS), and commercial mortgage-backed securities (CMBS) generally outperformed Treasury securities with similar durations.

Fund Performance Overview

For the six months ended June 30, 2012, the Fund returned 3.58%, outperforming a 2.37% return by the Index.

The Fund continued its strategy of overweighting non-Treasury segments of the fixed income market, notably investment-grade corporate bonds, CMBS, asset-backed securities (ABS), and non-Agency mortgage-backed securities (non-Agency MBS). While we retained the Fund’s overweight in corporate bonds relative to the Index, we reduced exposure to issuers with significant exposure to Europe or its peripheral countries in the first quarter. In the second quarter, we also scaled back our domestic bank holdings in a defensive move. By the end of June, the Fund’s holdings in corporate bonds stood at around 30%. This strategy had a positive impact on relative returns for the six months overall.

The Fund’s overweight position in the CMBS sector also supported relative performance in the first quarter, but proved detrimental in the second. In CMBS, we continued to emphasize the most seasoned bonds, which we generally regarded as less risky because they were backed by greater credit enhancements that we believed should leave them better insulated from any deterioration in market fundamentals. That said, we reduced the Fund’s overweight in CMBS in the second quarter, selling bonds that in our view had the greatest probability of underperforming should investor concerns intensify. At the end of the second quarter, the Fund held just under an 18% weighting in CMBS.

As of June 30, 2012, the Fund held nearly a 9% weighting in non-Agency MBS. During the period we continued the Fund’s strategy of owning seasoned bonds that we believed would provide ample credit support and were backed by mortgages that were, in our view, underwritten with stronger credit standards than bonds issued during the housing boom that peaked in 2007.

The Fund began the second quarter with an underweight in Agency MBS because we believed there were more attractive opportunities in other sectors. In June, however, we decided to take advantage of more attractive prices in the sector and added to our position. We believed that Agency MBS might offer better risk-reward characteristics than competing assets in the event of another investor flight to quality.

3

RS INVESTMENT QUALITY BOND VIP SERIES

Outlook

We anticipate continued market volatility in the second half of 2012 as investors await more clarity on the condition of the global economy and developments in Europe. On a positive note, the Federal Reserve has indicated its intention to keep interest rates near zero into 2014, and has left open the possibility of additional stimulus if the U.S. economy weakens or risks from Europe escalate. In these challenging times, we believe a disciplined investment process is more crucial than ever. We continue to rigorously measure each investment’s upside potential against its downside risk, while we remain focused on potential market risks in today’s uncertain investment environment.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS INVESTMENT QUALITY BOND VIP SERIES

Characteristics (unaudited)

Total Net Assets: $718,340,911

Sector Allocation

Bond Quality Allocation[2]

5

RS INVESTMENT QUALITY BOND VIP SERIES

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	0.875%	1/31/2017	3.27%
FNMA Mortgage Pass-Through	4.000%	9/1/2040	2.44%
U.S. Treasury Bonds	3.125%	11/15/2041	2.33%
U.S. Treasury Notes	0.875%	2/28/2017	2.27%
FNMA Mortgage Pass-Through	4.000%	12/1/2042	1.79%
FNMA Mortgage Pass-Through	4.500%	6/1/2041	1.58%
U.S. Treasury Bonds	4.250%	11/15/2040	1.49%
FHLMC Mortgage Pass-Through	4.000%	1/1/2041	1.41%
FNMA Mortgage Pass-Through	5.500%	5/1/2038	1.30%
FHLMC CMO	5.500%	9/15/2035	1.29%
Total			19.17%

1	The Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index while there are expenses associated with the Fund. Statistical data for the Index is as of 6/30/2012.
2	Source: Moody’s, Standard and Poor’s, Fitch Investor Services.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also, certain securities that the Fund’s management consider “short-term” investments have been excluded from this presentation.

6

RS INVESTMENT QUALITY BOND VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Investment Quality Bond VIP Series	5/1/83	3.58%	8.10%	8.23%	7.06%	5.73%	7.66%
Barclays U.S. Aggregate Bond Index[1]		2.37%	7.47%	6.93%	6.79%	5.63%	8.05%

Since inception performance for the index is measured from 4/30/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Investment Quality Bond VIP Series and the Barclays U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Bond Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Expense Ratio During Period 1/1/12-6/30/12
Based on Actual Return	$1,000.00	$1,035.80	$2.83	0.56%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.08	$2.82	0.56%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Asset Backed Securities – 3.5%
Ally Master Owner Trust 2012-1 A2 1.44% due 2/15/2017	$7,000,000	$7,041,875
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	1,089,555	1,015,993
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	206,971	208,754
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 5.053% due 8/25/2033(1)	661,220	655,244
Dominos Pizza Master Issuer LLC 2012-1A A2 5.216% due 1/25/2042(2)	6,276,375	6,544,770
GE Capital Credit Card Master Note Trust 2010-3 A 2.21% due 6/15/2016	650,000	660,053
Hyundai Auto Receivables Trust 2012-A A4 0.95% due 12/15/2016	3,250,000	3,267,713
Miramax LLC 2011-1A A 6.25% due 10/20/2021(2)	5,225,714	5,420,476

Total Asset Backed Securities (Cost $24,344,667)		24,814,878

	Principal Amount	Value
Collateralized Mortgage Obligations – 11.8%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034(3)	3,847,229	3,998,529
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	434,567	439,879
Chase Mortgage Finance Corp. 2003-S11 3A1 5.50% due 10/25/2033	959,272	991,555
Citicorp Mortgage Securities, Inc. 2007-8 1A3 6.00% due 9/25/2037	1,314,987	1,318,214
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	600,747	601,487
2006-19CB A15 6.00% due 8/25/2036	1,436,334	1,061,129
Countrywide Home Loans Trust 2003-J7 2A12 5.00% due 8/25/2033	2,707,711	2,827,652
2004-5 2A9 5.25% due 5/25/2034	1,599,369	1,641,882

June 30, 2012 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2003-11 A31 5.50% due 5/25/2033	$3,405,838	$3,531,012
2002-19 1A1 6.25% due 11/25/2032	591,553	630,877
FHLMC 2663 VQ 5.00% due 6/15/2022	2,800,000	3,022,962
1534 Z 5.00% due 6/15/2023	465,937	465,853
3227 PR 5.50% due 9/15/2035	8,458,331	9,259,563
FNMA 2002-77 QG 5.50% due 12/25/2032	4,110,000	4,709,161
2002-52 PB 6.00% due 2/25/2032	297,865	299,026
GNMA 1997-19 PG 6.50% due 12/20/2027	2,247,465	2,552,956
GSR Mortgage Loan Trust 2004-10F 6A1 5.00% due 9/25/2034	2,929,162	3,058,125
J.P. Morgan Mortgage Trust 2005-A3 11A2 4.485% due 6/25/2035(1)(3)	5,913,000	5,943,156
2004-S2 1A3 4.75% due 11/25/2019	2,823,670	2,851,003
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	904,237	944,448
2003-10 3A7 5.50% due 11/25/2033	1,036,367	1,087,890
Prime Mortgage Trust 2004-2 A3 5.25% due 11/25/2019	705,863	738,417
2003-3 A9 5.50% due 1/25/2034	3,639,909	3,733,975
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	654,057	665,450
Residential Funding Mortgage Securities I 2005-S1 2A1 4.75% due 2/25/2020	1,440,860	1,486,061
2005-S3 A1 4.75% due 3/25/2020	2,792,923	2,837,032
2006-S3 A7 5.50% due 3/25/2036	1,308,195	1,088,192
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(1)	2,490,899	2,523,470
2005-1 4A1 5.00% due 2/25/2020	1,578,991	1,614,755
2004-20 7A1 5.25% due 11/25/2034	2,771,631	2,859,303
Wells Fargo Mortgage Backed Securities Trust 2005-1 1A1 4.75% due 1/25/2020	1,887,598	1,932,570

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage Backed Securities Trust (continued)
2005-2 2A1 4.75% due 4/25/2020(3)	$1,605,968	$1,675,315
2004-2 A1 5.00% due 1/25/2019	1,052,777	1,077,127
2006-1 A3 5.00% due 3/25/2021	2,762,451	2,792,598
2006-7 1A1 5.25% due 6/25/2021	641,646	652,571
2003-9 1A3 5.25% due 8/25/2033	1,754,592	1,836,986
2005-6 A1 5.25% due 8/25/2035	1,691,933	1,695,700
2004-6 A4 5.50% due 6/25/2034	2,607,299	2,758,113
2007-13 A7 6.00% due 9/25/2037	1,861,654	1,699,277

Total Collateralized Mortgage Obligations (Cost $83,296,082)		84,903,271

	Principal Amount	Value
Senior Secured Loans – 1.6%
Consumer Cyclical Services – 0.2%
Weight Watchers International, Inc. Term Loan F 3.75% due 3/15/2019(1)	1,500,000	1,464,540

		1,464,540
Healthcare – 0.1%
IMS Health, Inc. New Term Loan B 4.50% due 8/25/2017(1)	733,137	727,947

		727,947
Metals And Mining – 0.2%
Novelis, Inc. Term Loan 4.00% due 3/10/2017(1)	1,576,000	1,543,172

		1,543,172
Pharmaceuticals – 1.1%
Grifols, Inc. New Term Loan B 4.50% due 6/1/2017(1)	1,977,124	1,955,592
RPI Finance Trust Term Loan Tranche 1 3.75% due 11/9/2016(1)	5,930,460	5,861,904

		7,817,496
Total Senior Secured Loans (Cost $11,707,337)		11,553,155

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 17.5%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(2)(3)	6,420,000	6,810,400

June 30, 2012 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Banc of America Commercial Mortgage, Inc. 2005-6 A4 5.366% due 9/10/2047(1)(3)	$5,800,000	$6,485,073
2006-2 A4 5.919% due 5/10/2045(1)(3)	3,400,000	3,876,245
Bear Stearns Commercial Mortgage Securities 2003-T10 A2 4.74% due 3/13/2040	4,191,004	4,265,394
2005-PW10 A4 5.405% due 12/11/2040(1)	3,735,000	4,173,702
2005-PW10 AM 5.449% due 12/11/2040(1)	3,466,000	3,620,878
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)(2)	1,780,248	1,813,271
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049(3)	6,320,000	7,191,060
Crown Castle Towers LLC Sr. Sec. Nt. 6.113% due 1/15/2040(2)(3)	5,800,000	6,714,173
CS First Boston Mortgage Securities Corp. 2005-C5 AM 5.10% due 8/15/2038(1)	2,100,000	2,275,781
DBUBS Mortgage Trust 2011-LC3A A2 3.642% due 8/10/2044	6,400,000	6,898,675
GE Capital Commercial Mortgage Corp. 2003-C2 A4 5.145% due 7/10/2037	4,925,436	5,059,108
GMAC Commercial Mortgage Securities, Inc. 2006 C1 AM 5.29% due 11/10/2045(1)	2,100,000	2,136,590
Greenwich Capital Commercial Funding Corp. 2003-C2 A4 4.915% due 1/5/2036	3,900,000	4,031,134
2004-GG1 A7 5.317% due 6/10/2036(1)	3,764,000	3,989,162
GS Mortgage Securities Corp. II 2012-GCJ7 A4 3.377% due 5/10/2045	7,300,000	7,455,446
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2005-LDP3 A4 4.936% due 8/15/2042(1)(3)	4,000,000	4,403,748
2005-LDP5 A4 5.20% due 12/15/2044(1)(3)	4,705,000	5,263,578

10	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
LB Commercial Conduit Mortgage Trust 1998-C1 F 6.30% due 2/18/2030(2)	$5,000,000	$5,067,545
LB UBS Commercial Mortgage Trust 2003-C8 A4 5.124% due 11/15/2032(1)	1,000,000	1,042,125
Merrill Lynch Mortgage Trust 2005-CKI1 A6 5.39% due 11/12/2037(1)	6,250,000	6,969,331
Morgan Stanley Capital I 2005-IQ10 A4A 5.23% due 9/15/2042(1)	1,760,000	1,944,047
2005-HQ7 AAB 5.346% due 11/14/2042(1)	3,295,000	3,310,889
NCUA Guaranteed Notes 2010-C1 A2 2.90% due 10/29/2020	2,190,000	2,335,088
Salomon Brothers Mortgage Securities VII, Inc. 1999-C1 G 7.271% due 5/18/2032(1)(2)	4,236,850	4,379,979
SBA Tower Trust Nt. 4.254% due 4/15/2015(2)(3)	5,970,000	6,243,539
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	1,721,713	1,806,086
2005-C18 A4 4.935% due 4/15/2042	2,495,000	2,724,423
2004-C11 A5 5.215% due 1/15/2041(1)	3,477,000	3,696,882

Total Commercial Mortgage-Backed Securities (Cost $121,160,313)		125,983,352

	Principal Amount	Value
Corporate Bonds – 28.7%
Aerospace & Defense – 0.1%
Northrop Grumman Space 7.75% due 6/1/2029	500,000	673,872

		673,872
Automotive – 0.9%
Banque PSA Finance Sr. Nt. 5.75% due 4/4/2021(2)	1,100,000	1,010,910
BorgWarner, Inc. Sr. Nt. 4.625% due 9/15/2020	1,500,000	1,633,747
Ford Motor Credit Co. LLC Sr. Nt. 8.00% due 6/1/2014	2,250,000	2,495,914

June 30, 2012 (unaudited)	Principal Amount	Value
Automotive (continued)
RCI Banque SA Sr. Nt. 4.60% due 4/12/2016(2)	$1,500,000	$1,493,700

		6,634,271
Banking – 4.4%
Bank of America Corp. Sr. Nt. 5.70% due 1/24/2022	1,700,000	1,872,200
7.375% due 5/15/2014	1,500,000	1,613,151
Citigroup, Inc. Sr. Nt. 6.125% due 11/21/2017	1,400,000	1,551,092
City National Corp. Sr. Nt. 5.125% due 2/15/2013	700,000	713,538
Credit Suisse/New York NY Sr. Nt. 3.50% due 3/23/2015	1,000,000	1,036,652
5.30% due 8/13/2019	1,200,000	1,350,061
Discover Bank Sub. Nt. 7.00% due 4/15/2020	1,350,000	1,571,226
Fifth Third Capital Trust IV 6.50% due 4/15/2037(1)	1,500,000	1,490,625
HSBC USA, Inc. Sub. Nt. 4.625% due 4/1/2014	700,000	729,687
Huntington BancShares, Inc. Sub. Nt. 7.00% due 12/15/2020	1,500,000	1,756,386
JPMorgan Chase Bank N.A. Sub. Nt. 6.00% due 10/1/2017	1,500,000	1,679,433
Lloyds TSB Bank PLC 5.80% due 1/13/2020(2)	1,300,000	1,389,714
Merrill Lynch & Co., Inc. Sr. Nt. Ser. C 6.05% due 8/15/2012	1,000,000	1,005,500
Morgan Stanley Sr. Nt. 5.95% due 12/28/2017	1,150,000	1,181,235
Northern Trust Corp. Sr. Nt. 3.375% due 8/23/2021	1,400,000	1,504,187
PNC Bank N.A. Sub. Nt. 6.875% due 4/1/2018	800,000	954,312
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	1,500,000	1,522,500
The Bank of New York Mellon Corp. Sr. Nt. 3.55% due 9/23/2021	1,600,000	1,701,403
The Bear Stearns Cos. LLC Sub. Nt. 5.55% due 1/22/2017	800,000	863,454

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Banking (continued)
The Goldman Sachs Group, Inc. Sr. Nt. 5.125% due 1/15/2015	$1,600,000	$1,670,482
Sub. Nt. 5.625% due 1/15/2017	370,000	388,094
UBS AG Stamford CT Sr. Nt. 4.875% due 8/4/2020	1,600,000	1,709,475
USB Realty Corp. Jr. Sub. Nt. 1.614% due 1/15/2017(1)(2)(4)	950,000	705,745
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016	1,700,000	1,922,935

		31,883,087
Brokerage – 0.6%
BlackRock, Inc. Sr. Nt. 4.25% due 5/24/2021	1,700,000	1,859,081
Raymond James Financial Sr. Nt. 4.25% due 4/15/2016	1,200,000	1,247,846
The Charles Schwab Corp. Sr. Nt. 4.95% due 6/1/2014	1,000,000	1,072,472

		4,179,399
Building Materials – 0.4%
CRH America, Inc. 6.00% due 9/30/2016	1,350,000	1,477,769
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	1,500,000	1,501,125

		2,978,894
Chemicals – 0.7%
Celanese US Holdings LLC 5.875% due 6/15/2021	800,000	858,000
Ecolab, Inc. Sr. Nt. 5.50% due 12/8/2041	1,300,000	1,559,733
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	500,000	562,243
Lubrizol Corp. 8.875% due 2/1/2019	500,000	682,609
LyondellBasell Industries NV Sr. Nt. 5.00% due 4/15/2019(2)	1,500,000	1,573,125

		5,235,710
Construction Machinery – 0.2%
Joy Global, Inc. 6.00% due 11/15/2016	1,200,000	1,371,352

		1,371,352
Diversified Manufacturing – 0.6%
ABB Finance USA, Inc. 2.875% due 5/8/2022	1,700,000	1,719,645

June 30, 2012 (unaudited)	Principal Amount	Value
Diversified Manufacturing (continued)
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	$750,000	$932,135
United Technologies Corp. Sr. Nt. 4.50% due 6/1/2042	1,600,000	1,757,448

		4,409,228
Electric – 1.2%
Alabama Power Co. Sr. Nt. 5.65% due 3/15/2035	750,000	798,004
Duquesne Light Holdings, Inc. Sr. Nt. 5.50% due 8/15/2015	1,515,000	1,603,338
Florida Power & Light Co. 4.95% due 6/1/2035	750,000	880,227
Nevada Power Co. 6.65% due 4/1/2036	600,000	807,653
PPL Electric Utilities Corp. 6.25% due 5/15/2039	1,455,000	2,003,747
San Diego Gas & Electric Co. 3.00% due 8/15/2021	1,300,000	1,373,300
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	800,000	1,335,790

		8,802,059
Energy - Integrated – 0.8%
BP Capital Markets PLC 4.50% due 10/1/2020	1,600,000	1,801,338
Hess Corp. Sr. Nt. 5.60% due 2/15/2041	1,700,000	1,803,979
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	1,000,000	1,190,883
Tosco Corp. Sr. Nt. 8.125% due 2/15/2030	500,000	750,063

		5,546,263
Entertainment – 0.6%
Time Warner, Inc. 4.00% due 1/15/2022	1,000,000	1,057,660
7.57% due 2/1/2024	1,450,000	1,870,943
Viacom, Inc. Sr. Nt. 6.875% due 4/30/2036	800,000	1,035,789

		3,964,392
Food And Beverage – 0.8%
Beam, Inc. Sr. Nt. 1.875% due 5/15/2017	1,700,000	1,708,189
Kraft Foods, Inc. Sr. Nt. 6.50% due 2/9/2040	500,000	642,295
Mead Johnson Nutrition Co. Sr. Nt. 4.90% due 11/1/2019	1,200,000	1,364,892

12	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Food And Beverage (continued)
Pernod-Ricard S.A. Sr. Nt. 5.75% due 4/7/2021(2)	$1,800,000	$2,032,050

		5,747,426
Gaming – 0.1%
Seminole Tribe of Fla Sr. Sec. Nt. 5.798% due 10/1/2013(2)	1,030,000	1,056,904

		1,056,904
Government Related – 0.9%
Korea Electric Power Corp. Sr. Nt. 5.50% due 7/21/2014(2)	1,500,000	1,596,456
Pemex Project Funding Master Trust 5.75% due 3/1/2018	700,000	791,000
Petrobras International Finance Co. 5.875% due 3/1/2018	1,250,000	1,385,575
RAS Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 6.75% due 9/30/2019(2)	2,300,000	2,753,776

		6,526,807
Health Insurance – 0.2%
UnitedHealth Group, Inc. Sr. Nt. 6.50% due 6/15/2037	500,000	662,912
WellPoint, Inc. Sr. Nt. 4.35% due 8/15/2020	600,000	659,732

		1,322,644
Healthcare – 0.7%
Bio-Rad Laboratories, Inc. Sr. Nt. 4.875% due 12/15/2020	650,000	681,850
Fresenius Medical Care US Finance, Inc. 6.875% due 7/15/2017	1,500,000	1,666,875
Hospira, Inc. Sr. Nt. 6.05% due 3/30/2017	1,600,000	1,804,755
McKesson Corp. Sr. Nt. 7.50% due 2/15/2019	600,000	771,603

		4,925,083
Independent Energy – 0.7%
Canadian Natural Resources Ltd. Sr. Nt. 6.25% due 3/15/2038	600,000	735,064
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(2)	1,600,800	1,752,876
Nexen, Inc. Sr. Nt. 6.20% due 7/30/2019	900,000	1,042,447

June 30, 2012 (unaudited)	Principal Amount	Value
Independent Energy (continued)
Whiting Petroleum Corp. 6.50% due 10/1/2018	$1,600,000	$1,704,000

		5,234,387
Industrial - Other – 0.5%
Princeton University Sr. Nt. 5.70% due 3/1/2039	1,600,000	2,238,160
URS Corp. Sr. Nt. 5.00% due 4/1/2022(2)	1,500,000	1,481,649

		3,719,809
Insurance - Life – 1.1%
American International Group, Inc. Sr. Nt. 5.85% due 1/16/2018	1,000,000	1,105,523
MetLife, Inc. Jr. Sub. Nt. 6.40% due 12/15/2036	500,000	490,138
New York Life Insurance Co. Sub. Nt. 6.75% due 11/15/2039(2)	1,000,000	1,321,819
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	1,100,000	1,342,527
Symetra Financial Corp. Sr. Nt. 6.125% due 4/1/2016(2)	800,000	817,936
Teachers Insurance & Annuity Association of America Sub. Nt. 6.85% due 12/16/2039(2)	1,200,000	1,549,516
UnumProvident Finance Co. 6.85% due 11/15/2015(2)	1,100,000	1,228,637

		7,856,096
Insurance P&C – 0.8%
Ace INA Holdings, Inc. 5.80% due 3/15/2018	1,000,000	1,202,274
Allied World Assurance Co. Hldgs. Ltd. 7.50% due 8/1/2016	1,100,000	1,268,268
Berkshire Hathaway Finance Corp. 5.75% due 1/15/2040	1,500,000	1,819,406
ZFS Finance USA Trust II Jr. Sub. Nt. 6.45% due 12/15/2065(1)(2)	1,600,000	1,600,000

		5,889,948
Media Cable – 1.0%
Comcast Corp. 6.45% due 3/15/2037	1,000,000	1,216,098
6.50% due 1/15/2017	500,000	595,236
DirecTV Holdings LLC 3.80% due 3/15/2022	1,600,000	1,618,069
Time Warner Cable, Inc. 5.85% due 5/1/2017	2,000,000	2,350,112
Virgin Media Secured Finance PLC Sr. Sec. Nt. 6.50% due 1/15/2018	1,500,000	1,631,250

		7,410,765

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Media Noncable – 0.4%
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	$1,500,000	$1,518,750
The Interpublic Group of Companies, Inc. Sr. Nt. 4.00% due 3/15/2022	1,500,000	1,522,837

		3,041,587
Metals And Mining – 1.1%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019	1,500,000	1,908,774
Cliffs Natural Resources, Inc. Sr. Nt. 5.90% due 3/15/2020	1,250,000	1,320,205
FMG Resources August 2006 6.375% due 2/1/2016(2)	2,000,000	2,025,000
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 3.55% due 3/1/2022	600,000	590,327
Steel Dynamics, Inc. 6.75% due 4/1/2015	1,500,000	1,522,500
Vale Overseas Ltd. 6.25% due 1/23/2017	400,000	454,917

		7,821,723
Non Captive Consumer – 0.5%
HSBC Finance Corp. Sr. Nt. 6.375% due 11/27/2012	1,000,000	1,021,160
SLM Corp. Sr. Nt. 6.25% due 1/25/2016	1,200,000	1,260,000
7.25% due 1/25/2022	1,000,000	1,057,500

		3,338,660
Non Captive Diversified – 1.1%
Ally Financial, Inc. 4.50% due 2/11/2014	1,500,000	1,520,625
CIT Group, Inc. Sr. Nt. 4.75% due 2/15/2015(2)	1,500,000	1,535,625
GATX Corp. Sr. Nt. 4.75% due 10/1/2012	650,000	655,407
General Electric Capital Corp. Sr. Nt. 5.625% due 5/1/2018	1,200,000	1,379,448
6.75% due 3/15/2032	1,000,000	1,238,183
KKR Group Finance Co. 6.375% due 9/29/2020(2)	1,600,000	1,734,490

		8,063,778
Oil Field Services – 0.4%
Transocean, Inc. 6.00% due 3/15/2018	550,000	614,353
Weatherford Bermuda 5.15% due 3/15/2013	700,000	718,923
6.50% due 8/1/2036	1,200,000	1,303,751

		2,637,027

June 30, 2012 (unaudited)	Principal Amount	Value
Packaging – 0.6%
Ball Corp. 5.00% due 3/15/2022	$2,600,000	$2,704,000
Silgan Holdings, Inc. Sr. Nt. 5.00% due 4/1/2020(2)	1,500,000	1,533,750

		4,237,750
Paper – 0.6%
Georgia-Pacific LLC 5.40% due 11/1/2020(2)	1,000,000	1,160,369
Rock-Tenn Co. 4.90% due 3/1/2022(2)	3,200,000	3,296,608

		4,456,977
Pharmaceuticals – 0.9%
Abbott Laboratories Sr. Nt. 5.125% due 4/1/2019	1,100,000	1,310,326
Gilead Sciences, Inc. Sr. Nt. 4.40% due 12/1/2021	2,150,000	2,373,125
Pfizer, Inc. Sr. Nt. 6.20% due 3/15/2019	800,000	1,002,680
Teva Pharmaceutical Finance IV BV 3.65% due 11/10/2021	1,400,000	1,472,489

		6,158,620
Pipelines – 0.8%
Boardwalk Pipelines LP 5.75% due 9/15/2019	1,600,000	1,756,670
El Paso Pipeline Partners Operating Co. LLC 5.00% due 10/1/2021	1,600,000	1,731,085
Energy Transfer Partners LP Sr. Nt. 8.50% due 4/15/2014	750,000	830,279
Enterprise Products Operating LLC 8.375% due 8/1/2066(1)	400,000	433,500
Williams Partners LP Sr. Nt. 5.25% due 3/15/2020	1,000,000	1,123,556

		5,875,090
Railroads – 0.2%
CSX Corp. Sr. Nt. 4.75% due 5/30/2042	1,250,000	1,288,815

		1,288,815
Refining – 0.5%
Motiva Enterprises LLC Nt. 5.75% due 1/15/2020(2)	1,000,000	1,168,652
Phillips 66 4.30% due 4/1/2022(2)	1,400,000	1,472,754
Valero Energy Corp. Sr. Nt. 9.375% due 3/15/2019	600,000	788,534

		3,429,940

14	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
REITs – 1.4%
CommonWealth REIT Sr. Nt. 5.875% due 9/15/2020	$1,200,000	$1,242,052
DDR Corp. Sr. Nt. 4.75% due 4/15/2018	2,000,000	2,074,390
Equity One, Inc. 6.25% due 12/15/2014	1,100,000	1,178,098
ERP Operating LP Sr. Nt. 5.375% due 8/1/2016	775,000	868,050
ProLogis LP 6.875% due 3/15/2020	1,500,000	1,794,064
Simon Property Group LP Sr. Nt. 4.125% due 12/1/2021	1,600,000	1,704,616
WEA FIN LLC/WCI FIN LLC 5.40% due 10/1/2012(2)	900,000	908,940

		9,770,210
Retailers – 0.5%
QVC, Inc. Sr. Sec. Nt. 5.125% due 7/2/2022(2)	2,100,000	2,143,625
Target Corp. Sr. Nt. 4.00% due 7/1/2042	1,600,000	1,576,040

		3,719,665
Technology – 0.6%
Hewlett-Packard Co. Sr. Nt. 4.05% due 9/15/2022	1,600,000	1,611,902
KLA-Tencor Corp. Sr. Nt. 6.90% due 5/1/2018	1,500,000	1,791,632
National Semiconductor Corp. Sr. Nt. 6.60% due 6/15/2017	500,000	618,092

		4,021,626
Wireless – 0.6%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019	1,500,000	1,702,183
American Tower Corp. Sr. Nt. 4.625% due 4/1/2015	1,500,000	1,587,746
Cellco Partnership Sr. Nt. 5.55% due 2/1/2014	500,000	535,266
Vodafone Group PLC Sr. Nt. 6.15% due 2/27/2037	350,000	447,344

		4,272,539
Wirelines – 1.2%
AT&T, Inc. Sr. Nt. 6.30% due 1/15/2038	1,200,000	1,494,709
Deutsche Telekom International Finance BV 8.75% due 6/15/2030	850,000	1,179,828

June 30, 2012 (unaudited)	Principal Amount	Value
Wirelines (continued)
France Telecom S.A. Sr. Nt. 8.50% due 3/1/2031	$335,000	$470,149
Qwest Communications International, Inc. 7.125% due 4/1/2018	1,500,000	1,582,500
Telecom Italia Capital 5.25% due 10/1/2015	550,000	544,500
Telecom Italia Capital SA 5.25% due 11/15/2013	1,500,000	1,503,750
Verizon Communications, Inc. Sr. Nt. 6.40% due 2/15/2038	1,250,000	1,623,215

		8,398,651
Total Corporate Bonds (Cost $187,288,279)		205,901,054

	Principal Amount	Value
Hybrid ARMS – 0.2%
FNMA 2.44% due 8/1/2046(1)	263,484	278,096
2.551% due 12/1/2036(1)	781,083	831,683

Total Hybrid ARMS (Cost $1,050,653)		1,109,779

	Principal Amount	Value
Mortgage Pass-Through Securities – 16.1%
FHLMC 4.00% due 12/1/2040 - 1/1/2041	14,213,000	15,102,002
5.50% due 2/1/2037 - 6/1/2038	2,037,231	2,218,044
7.00% due 9/1/2038	457,346	530,566
FNMA 3.00% due 12/1/2042(5)	1,500,000	1,538,203
3.50% due 6/1/2042	5,360,000	5,652,981
3.50% due 12/1/2042(5)	2,400,000	2,522,625
4.00% due 9/1/2040 - 11/1/2040	24,724,873	26,346,278
4.00% due 12/1/2042(5)	12,100,000	12,877,048
4.50% due 6/1/2041	10,500,000	11,320,368
5.00% due 4/1/2023 - 12/1/2039	19,400,401	21,010,977
5.50% due 1/1/2038 - 2/1/2039	13,790,857	15,049,367
6.00% due 8/1/2021	419,443	461,425
6.50% due 7/1/2014 - 12/1/2014	41,894	43,300
7.00% due 9/1/2014 - 6/1/2032	187,238	215,780
7.50% due 12/1/2029	192,523	234,299
8.00% due 1/1/2030 - 9/1/2030	74,105	91,545
GNMA 6.00% due 10/15/2032 - 12/15/2033	497,370	566,629

Total Mortgage Pass-Through Securities (Cost $112,333,322)		115,781,437

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Municipal Bonds – 2.1%
Arizona Wtr. Infrastructure Fin. Auth. Rev. Wtr. Quality Ser. A 5.00% due 10/1/2027	$1,200,000	$1,388,772
California St. G.O. 5.25% due 4/1/2014	800,000	857,448
Chicago Illinois Metropolitan Wtr. Reclamation Dist. Greater Chicago G.O. Build America Bonds Taxable Direct Payment 5.72% due 12/1/2038	1,600,000	2,020,352
Illinois St. G.O. 4.511% due 3/1/2015	700,000	741,489
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Build America Bonds Ser. A 6.184% due 1/1/2034	1,000,000	1,240,130
Massachusetts Bay Transn. Auth. Rev. Ser. A 5.25% due 7/1/2034	2,400,000	2,764,992
Massachusetts St. Health & Ed. Facs. Auth. Rev. Harvard Univ. Ser. A 5.50% due 11/15/2036	1,190,000	1,434,426
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Rev. Build America Bonds Ser. EE 6.011% due 6/15/2042	1,600,000	2,118,336
Oregon Sch. Brd. Association 4.759% due 6/30/2028	450,000	527,301
San Diego Cnty. California Wtr. Auth. Fing. Agcy. Wtr. Rev. Build America Bonds Ser. B 6.138% due 5/1/2049	1,500,000	1,985,760

Total Municipal Bonds (Cost $12,568,750)		15,079,006

	Principal Amount	Value
U.S. Government Securities – 14.4%
U.S. Treasury Bonds 3.00% due 5/15/2042	2,150,000	2,251,790
3.125% due 11/15/2041 - 2/15/2042	16,525,000	17,763,465
3.75% due 8/15/2041	3,970,000	4,787,574
4.25% due 11/15/2040	8,200,000	10,726,625
U.S. Treasury Notes 0.25% due 2/28/2014 - 3/31/2014	4,645,000	4,640,061
0.375% due 3/15/2015	1,540,000	1,539,037
0.875% due 1/31/2017 - 4/30/2017	45,145,000	45,530,316

June 30, 2012 (unaudited)	Principal Amount	Value
1.00% due 3/31/2017 - 6/30/2019	$10,705,000	$10,782,693
1.75% due 5/15/2022	5,485,000	5,529,566

Total U.S. Government Securities (Cost $98,330,060)		103,551,127

	Principal Amount	Value
Short-Term Investments – 2.2%
American Transmission Co. 0.17% due 7/9/2012(3)	5,000,000	4,999,811
EI DuPont 0.14% due 7/6/2012(3)	1,000,000	999,981
Emerson Electric Co. 0.12% due 7/9/2012(3)	5,000,000	4,999,867
Roche Holdings, Inc. 0.11% due 7/12/2012(3)	5,000,000	4,999,832

Total Short-Term Investments (Cost $15,999,491)		15,999,491

	Principal Amount	Value
Repurchase Agreements – 4.4%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $31,538,026, due 7/2/2012(6)	31,538,000	31,538,000

Total Repurchase Agreements (Cost $31,538,000)		31,538,000
Total Investments – 102.5% (Cost $699,616,954)		736,214,550
Other Liabilities, Net – (2.5)%		(17,873,639)
Total Net Assets – 100.0%		$718,340,911

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2012.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2012, the aggregate market value of these securities amounted to $84,270,914, representing 11.7% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Securities are segregated to cover to be announced securities, TBA.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)	TBA — To be announced.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLB	0.32%	12/11/2013	$19,665,476
FHLB	0.875%	12/27/2013	2,536,300
FHLB	1.75%	8/22/2012	9,832,524
U.S. Treasury Note	1.5%	12/31/2013	138,401

16	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$24,814,878	$—	$24,814,878
Collateralized Mortgage Obligations	—	84,903,271	—	84,903,271
Senior Secured Loans	—	11,553,155	—	11,553,155
Commercial Mortgage-Backed Securities	—	125,983,352	—	125,983,352
Corporate Bonds	—	205,901,054	—	205,901,054
Hybrid ARMS	—	1,109,779	—	1,109,779
Mortgage Pass-Through Securities	—	115,781,437	—	115,781,437
Municipal Bonds	—	15,079,006	—	15,079,006
U.S. Government Securities	—	103,551,127	—	103,551,127
Short-Term Investments	—	15,999,491	—	15,999,491
Repurchase Agreements	—	31,538,000	—	31,538,000
Total	$—	$736,214,550	$—	$736,214,550

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Statement of Assets and Liabilities As of June 30, 2012 (unaudited)
Assets
Investments, at value	$736,214,550
Cash and cash equivalents	458
Dividends/interest receivable	4,482,250
Receivable for investments sold	1,508,740
Receivable for fund shares subscribed	284,633

Total Assets	742,490,631

Liabilities
Payable for investments purchased	23,673,560
Payable to adviser	294,550
Payable for fund shares redeemed	107,829
Accrued trustees’ fees	5,018
Accrued expenses/other liabilities	68,763

Total Liabilities	24,149,720

Total Net Assets	$718,340,911

Net Assets Consist of:
Paid-in capital	$661,440,717
Accumulated undistributed net investment income	11,701,205
Accumulated net realized gain from investments	8,601,393
Net unrealized appreciation on investments	36,597,596

Total Net Assets	$718,340,911

Investments, at Cost	$699,616,954

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	55,187,009
Net Asset Value Per Share	$13.02

Statement of Operations For the Six-Month Period Ended June 30, 2012 (unaudited)
Investment Income
Interest	$13,659,604

Total Investment Income	13,659,604

Expenses
Investment advisory fees	1,759,746
Custodian fees	48,417
Shareholder reports	40,961
Administrative service fees	39,256
Professional fees	36,787
Trustees’ fees	15,407
Other expenses	17,837

Total Expenses	1,958,411

Less: Custody credits	(12)

Total Expenses, Net	1,958,399

Net Investment Income	11,701,205

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	8,315,065
Net change in unrealized appreciation/depreciation on investments	4,420,270

Net Gain on Investments	12,735,335

Net Increase in Net Assets Resulting from Operations	$24,436,540

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

Operations
Net investment income	$11,701,205	$24,753,330
Net realized gain from investments	8,315,065	6,939,651
Net change in unrealized appreciation/depreciation on investments	4,420,270	14,003,882

Net Increase in Net Assets Resulting from Operations	24,436,540	45,696,863

Distributions to Shareholders
Net investment income	—	(24,984,835)
Net realized gain on investments	—	(6,483,567)

Total Distributions	—	(31,468,402)

Capital Share Transactions
Proceeds from sales of shares	72,183,507	110,638,125
Reinvestment of distributions	—	31,468,402
Cost of shares redeemed	(50,161,506)	(115,589,205)

Net Increase in Net Assets Resulting from Capital Share Transactions	22,022,001	26,517,322

Net Increase in Net Assets	46,458,541	40,745,783

Net Assets
Beginning of period	671,882,370	631,136,587

End of period	$718,340,911	$671,882,370

Accumulated Undistributed Net Investment Income Included in Net Assets	$11,701,205	$—

Other Information:
Shares
Sold	5,651,266	8,743,837
Reinvested	—	2,511,445
Redeemed	(3,896,813)	(9,051,795)

Net Increase	1,754,453	2,203,487

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/12[1]	$12.57	$0.21	$0.24	$0.45	$—	$—	$—
Year Ended 12/31/11	12.32	0.49	0.38	0.87	(0.49)	(0.13)	(0.62)
Year Ended 12/31/10	12.02	0.48	0.44	0.92	(0.48)	(0.14)	(0.62)
Year Ended 12/31/09	11.32	0.50	0.78	1.28	(0.50)	(0.08)	(0.58)
Year Ended 12/31/08	11.95	0.61	(0.56)	0.05	(0.61)	(0.07)	(0.68)
Year Ended 12/31/07	11.78	0.53	0.20	0.73	(0.56)[4]	—	(0.56)

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$13.02	3.58%	$718,341	0.56%	0.56%	3.32%	3.32%	56%
12.57	7.08%	671,882	0.57%	0.57%	3.75%	3.75%	102%
12.32	7.72%	631,137	0.56%	0.56%	3.90%	3.90%	121%
12.02	11.20%	559,345	0.58%	0.58%	4.54%	4.54%	153%
11.32	0.47%	419,579	0.56%	0.57%	4.57%	4.56%	186%
11.95	6.22%	473,404	0.59%	0.59%	4.79%	4.79%	145%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[4]	Includes return of capital distribution rounding to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	21

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES (UNAUDITED)

June 30, 2012 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Investment Quality Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities. The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued at the bid price by independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of market value are valued by a Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own

22

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES (UNAUDITED)

assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2012, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the six months ended June 30, 2012, there were no transfers between Level 1 and Level 2.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

23

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES (UNAUDITED)

As of June 30, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.475% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2011, which is the most recently completed tax year, was as follows:

Ordinary Income	Long-Term Capital Gains
$28,152,789	$3,315,613

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of

24

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES (UNAUDITED)

income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain
$267,366	$(267,366)

The tax basis of distributable earnings as of December 31, 2011 was as follows:

Undistributed Ordinary Income
$372,136

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund elected to defer net capital losses of $27,025.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2012, was $699,754,546. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2012, aggregated $38,410,644 and $(1,950,640), respectively, resulting in net unrealized appreciation of $36,460,004.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from and U.S. government agency obligations and other investments sold (excluding short-term investments) for the six months ended June 30, 2012 were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$93,810,408	$345,236,814
Sales	88,121,435	295,511,191

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note (f) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

d. Securities Purchased on a When-Issued or Delayed Delivery Basis The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and

25

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES (UNAUDITED)

are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a Fund agrees to purchase securities on a when-issued or delayed delivery basis.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Schedule of Investments.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality “junk” debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the six months ended June 30, 2012, the Fund did not borrow under the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

27

2012 Semiannual Report

All data as of June 30, 2012

RS Variable Products Trust

•	RS Low Duration Bond VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LOW DURATION BOND VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS Low Duration Bond VIP Series

Highlights

•

In a volatile six-month period for investment markets, the Barclays U.S. Government 1-3 Year Bond Index[1] (the “Index”) had a modestly positive return. Non-Treasury sectors of the fixed income market generally outperformed the market as a whole, over the period, even though investor risk aversion in the second quarter benefited shorter-term Treasury securities.

•

RS Low Duration Bond VIP Series (the “Fund”) delivered a positive return for the six months ended June 30, 2012, while also outperforming the Index. The Fund’s performance relative to the Index was aided by its exposure to non-Treasury sectors, such as high quality corporate bonds, non-Agency mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS).

•	The Fund seeks to deliver high levels of current income while preserving capital by investing primarily in investment-grade debt securities with durations consistent with that of the Index.

Market Overview

The markets started out the year on a positive note as optimism over the U.S. economic outlook and hopes for some resolution to the European debt crisis prompted yield-hungry investors to embrace risk. As a result, non-Treasury securities outperformed the broader fixed income market in the first quarter. Investor optimism appeared to fade in the second quarter, however, as political and economic uncertainty in Europe and signs of weaker economic growth in the U.S. led investors to once again seek safety in the Treasury market. As a result, the yield on the 10-year Treasury bond hit a record low of 1.44% at the start of June. Corporate bonds bore the brunt of the market volatility, losing a substantial portion of the first quarter’s gains in the second quarter.

Over the six-month period as a whole, non-Treasury fixed income sectors including corporate bonds, mortgage-backed securities (MBS), and commercial mortgage-backed securities (CMBS) generally outperformed Treasury securities with similar durations. Shorter-term securities escaped some of the volatility that plagued the broader market.

Fund Performance Overview

The Fund returned 1.74% for the six months ended June 30, 2012, compared to a 0.18% Index return for the period1.

The Fund continued its strategy of overweighting non-Treasury segments of the fixed income market, notably investment-grade corporate bonds, CMBS, asset-backed securities (ABS), and non-Agency MBS. While we retained the Fund’s overweight in corporate bonds relative to the Index, we reduced exposure to issuers with significant exposure to Europe or its peripheral countries in the first quarter. Additionally, we raised our weighting in higher quality investment grade bonds at the expense of high yield investments. By the end of the second quarter, the Fund’s weighting in corporate bonds was around 38%, about three-quarters of which was investment grade. This strategy had a positive impact on relative returns for the six-month period.

As of June 30, 2012, the Fund held approximately a 9% weighting in non-Agency MBS. During the period we continued the Fund’s strategy of owning seasoned bonds that we believed would provide ample credit support and were backed by mortgages that were, in our view, underwritten with stronger credit standards than those issued during the housing boom that peaked in 2007.

The Fund’s overweight position in the CMBS sector supported relative performance. In the CMBS sector, we continued to emphasize the most seasoned CMBS bonds that we generally regarded as less risky because they were backed by greater credit enhancements that we believed should leave them better insulated from any deterioration in market fundamentals. That said, we reduced the Fund’s overweight in the CMBS sector in the second quarter, selling bonds that, in our view, had the greatest potential to underperform should investor concerns intensify. At the end of the second quarter, the Fund held about an 18% weighting in CMBS. Given the reduced supply of new CMBS and non-Agency MBS relative to past years, we believe the real challenge at this time is to find sufficient assets that meet our investment criteria.

3

RS LOW DURATION BOND VIP SERIES

Outlook

We anticipate continued market volatility in the second half of 2012 as investors await more clarity on the condition of the global economy and developments in Europe. On a positive note, the Federal Reserve has indicated its intention to keep interest rates near zero into 2014, and has left open the possibility of additional stimulus if the U.S. economy weakens or risks from Europe escalate. In these challenging times, we believe a disciplined investment process is more crucial than ever. We continue to rigorously measure each investment’s upside potential against its downside risk, while we remain focused on potential market risks in today’s uncertain investment environment.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS LOW DURATION BOND VIP SERIES

Characteristics (unaudited) Total Net Assets: $181,335,947

Sector Allocation

Bond Quality Allocation[2]

5

RS LOW DURATION BOND VIP SERIES

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	0.625%	5/31/2017	3.55%
U.S. Treasury Notes	0.250%	6/30/2014	3.03%
U.S. Treasury Notes	0.375%	3/15/2015	2.54%
U.S. Treasury Notes	0.250%	5/15/2015	1.98%
U.S. Treasury Notes	0.250%	2/15/2015	1.90%
Federal Home Loan Mortgage Corp.	2.000%	8/25/2016	1.74%
U.S. Treasury Notes	0.875%	11/30/2016	1.31%
U.S. Treasury Notes	1.000%	8/31/2016	1.30%
Miramax LLC	6.250%	10/20/2021	0.96%
American Tower Trust	5.420%	4/15/2037	0.92%
Total			19.23%

1	The Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. Government bonds with maturities between one and three years. The Barclays U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index while there are expenses associated with the Fund. Statistical data for the Index is as of 6/30/2012.
2	Source: Moody’s, Standard and Poors, Fitch Investors Service.
3

Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

6

RS LOW DURATION BOND VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	Since Inception
RS Low Duration Bond VIP Series	8/28/03	1.74%	2.31%	3.84%	4.31%	3.48%
Barclays U.S. Government 1-3 Year Bond Index[1]		0.18%	0.86%	1.69%	3.40%	3.07%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 8/28/03 in RS Low Duration Bond VIP Series and the Barclays U.S. Government 1-3 Year Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Expense Ratio During Period 1/1/12-6/30/12
Based on Actual Return	$1,000.00	$1,017.40	$2.71	0.54%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.18	$2.72	0.54%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Asset Backed Securities – 12.9%
Ally Auto Receivables Trust 2010-3 A3 1.11% due 10/15/2014	$916,322	$919,244
Ally Master Owner Trust 2012-1 A2 1.44% due 2/15/2017	300,000	301,795
2011-1 A2 2.15% due 1/15/2016	550,000	559,973
2010-3 A 2.88% due 4/15/2015(1)	800,000	810,709
AmeriCredit Automobile Receivables Trust 2010-3 A3 1.14% due 4/8/2015	877,642	879,656
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(2)	99,907	93,162
Avis Budget Rental Car Funding AESOP LLC 2012-1A A 2.054% due 8/20/2016(1)	825,000	832,925
Bank of America Auto Trust 2010-1A A4 2.18% due 2/15/2017(1)	450,000	455,322
2009-2A A4 3.03% due 10/15/2016(1)	601,208	606,832
Capital One Multi-Asset Execution Trust 2005-A10 A 0.322% due 9/15/2015(2)	260,000	259,929
2005-A7 A7 4.70% due 6/15/2015	850,000	854,576
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	160,235	161,616
Citibank Credit Card Issuance Trust 2004-A8 A8 4.90% due 12/12/2016	950,000	1,046,566
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 5.053% due 8/25/2033(2)	131,961	130,769
CNH Equipment Trust 2009-C A4 3.00% due 8/17/2015(3)	868,845	879,241
Ford Credit Auto Lease Trust 2011-B A3 1.05% due 10/15/2014	1,000,000	1,005,388
Ford Credit Floorplan Master Owner Trust 2010-3 A2 1.942% due 2/15/2017(1)(2)	985,000	1,016,811
GE Capital Credit Card Master Note Trust 2010-3 A 2.21% due 6/15/2016	1,250,000	1,269,333

June 30, 2012 (unaudited)	Principal Amount	Value
Asset Backed Securities (continued)
GE Equipment Transportation LLC 2012-1 A3 0.99% due 11/23/2015	$800,000	$801,792
Harley-Davidson Motorcycle Trust 2009-2 A4 3.32% due 2/15/2017	724,432	728,134
Honda Auto Receivables Owner Trust 2010-3 A4 0.94% due 12/21/2016	954,000	957,160
Huntington Auto Trust 2011-1A A3 1.01% due 1/15/2016(1)	1,000,000	1,004,471
Hyundai Auto Receivables Trust 2012-A A4 0.95% due 12/15/2016	500,000	502,725
2009-A A4 3.15% due 3/15/2016	600,000	613,015
John Deere Owner Trust 2009-B A4 2.33% due 5/16/2016(3)	666,384	667,790
Mercedes-Benz Auto Lease Trust 2011-B A3 1.07% due 8/15/2014(1)	500,000	502,609
Miramax LLC 2011-1A A 6.25% due 10/20/2021(1)	1,685,714	1,748,540
PG&E Energy Recovery Funding LLC 2005-1 A5 4.47% due 12/25/2014	420,000	426,083
Residential Asset Mortgage Products, Inc. 2002-RS4 AI5 6.163% due 8/25/2032(2)	20,695	12,601
Toyota Auto Receivables Owner Trust 2010-C A4 1.09% due 12/15/2014	500,000	503,275
Volkswagen Auto Lease Trust 2012-A A3 0.87% due 7/20/2015	800,000	800,476
2010-A A4 1.18% due 10/20/2015	900,000	903,969
Wheels SPV LLC 2012-1 A2 1.19% due 3/20/2021(1)	500,000	500,127
World Omni Auto Receivables Trust 2010-A A4 2.21% due 5/15/2015	600,000	608,530

Total Asset Backed Securities (Cost $23,233,809)		23,365,144

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations – 9.2%
Banc of America Mortgage Securities, Inc. 2003-J 2A2 2.84% due 11/25/2033(2)	$316,979	$306,424
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	106,499	107,802
2004-3 A5 5.369% due 6/25/2034(2)	78,614	78,788
Chase Mortgage Finance Corp. 2007-A1 2A1 2.985% due 2/25/2037(2)	417,340	417,550
2003-S10 A1 4.75% due 11/25/2018	292,109	301,414
2003-S14 3A1 5.50% due 1/25/2034	10,070	10,051
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	130,163	130,323
Countrywide Home Loans Trust 2003-50 A1 5.00% due 11/25/2018	717,927	739,610
2004-9 A1 5.00% due 6/25/2034	196,760	198,480
2003-11 A31 5.50% due 5/25/2033	596,841	618,776
2002-19 1A1 6.25% due 11/25/2032	35,317	37,664
CS First Boston Mortgage Securities Corp. 2003-23 2A8 4.50% due 10/25/2018	188,840	194,636
2003-8 2A1 5.00% due 4/25/2018	288,797	296,886
2004-5 5A1 5.00% due 8/25/2019	439,460	450,199
FHLMC 1534 Z 5.00% due 6/15/2023	63,618	63,607
20 H 5.50% due 10/25/2023	34,110	37,613
First Horizon Mortgage Pass-Through Trust 2004-4 2A3 4.50% due 7/25/2019	297,684	302,281
FNMA 2003-63 GU 4.00% due 7/25/2033	1,325	1,347
2002-52 PB 6.00% due 2/25/2032	22,042	22,128
J.P. Morgan Mortgage Trust 2006-A2 5A1 2.66% due 11/25/2033(2)	623,370	624,639
2005-A1 5A1 4.433% due 2/25/2035(2)	25,496	25,616
2004-S2 1A3 4.75% due 11/25/2019	185,402	187,197
2004-S1 1A7 5.00% due 9/25/2034	74,051	76,232

June 30, 2012 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2005-A1 3A1 5.005% due 2/25/2035(2)	$646,527	$657,296
Master Adjustable Rate Mortgages Trust 2004-13 2A1 2.634% due 4/21/2034(2)	749,941	742,515
2004-13 3A7 2.62% due 11/21/2034(2)	965,000	952,935
Master Asset Securitization Trust 2003-9 5A2 4.75% due 10/25/2018	1,057,698	1,098,845
2003-5 2A1 5.00% due 6/25/2018	149,595	156,247
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	187,010	191,283
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	293,414	305,701
2003-3 A9 5.50% due 1/25/2034	325,953	334,377
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	22,461	22,852
Residential Asset Securitization Trust 2003-A2 A1 4.25% due 5/25/2033	583,801	575,245
Residential Funding Mortgage Securities I, Inc. 2004-S9 2A1 4.75% due 12/25/2019	251,011	257,193
2005-S1 2A1 4.75% due 2/25/2020	218,320	225,169
2005-S3 A1 4.75% due 3/25/2020	158,461	160,963
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(2)	442,571	448,359
2005-1 4A1 5.00% due 2/25/2020	255,630	261,420
2003-29 2A1 5.25% due 9/25/2023	439,836	447,237
2004-3 3A1 5.50% due 3/25/2019	225,994	234,063
Wells Fargo Mortgage Backed Securities Trust 2004-Z 2A2 2.615% due 12/25/2034(2)	404,263	399,492
2005-AR12 2A5 2.624% due 6/25/2035(2)	930,879	919,711
2005-AR12 2A6 2.624% due 6/25/2035(2)	494,219	485,423
2005-AR10 2A6 2.627% due 6/25/2035(2)	515,613	514,892
2003-J 2A1 4.43% due 10/25/2033(2)	164,721	165,106

10	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2003-J 1A9 4.581% due 10/25/2033(2)	$747,256	$748,952
2003-N 2A1 4.744% due 12/25/2033(2)	459,577	460,718
2003-15 1A1 4.75% due 12/25/2018	48,806	50,578
2005-1 1A1 4.75% due 1/25/2020	252,332	258,344
2004-2 A1 5.00% due 1/25/2019	308,230	315,359
2006-7 1A1 5.25% due 6/25/2021	100,175	101,881

Total Collateralized Mortgage Obligations (Cost $16,618,757)		16,721,419

	Principal Amount	Value
Senior Secured Loans – 2.7%
Gaming – 0.3%
Pinnacle Entertainment, Inc. Series A Incremental Term Loan 4.00% due 3/19/2019(2)	500,000	498,595

		498,595
Healthcare – 0.1%
IMS Health, Inc. New Term Loan B 4.50% due 8/25/2017(2)	244,379	242,649

		242,649
Non Captive Diversified – 0.1%
Istar Financial, Inc. Term Loan A1 5.00% due 6/28/2013(2)	197,251	196,547

		196,547
Pharmaceuticals – 1.0%
Grifols, Inc. New Term Loan B 4.50% due 6/1/2017(2)	644,552	637,533
RP Select Finance Trust Term Loan A 2.72% due 8/9/2016(2)	1,230,367	1,227,290

		1,864,823
Real Estate Investment Trusts – 0.2%
LNR Property Corp. Term Loan B 4.75% due 4/29/2016(2)	450,000	446,999

		446,999
Refining – 0.2%
Citgo Petroleum Corp. Term Loan C 9.00% due 6/23/2017(2)	294,000	295,961

		295,961
Retailers – 0.5%
BJ’s Wholesale Club, Inc. 1st Lien Term Loan 5.25% due 9/28/2018(2)	348,250	348,758

June 30, 2012 (unaudited)	Principal Amount	Value
Retailers (continued)
Lord & Taylor Holdings LLC Term Loan B 5.75% due 1/11/2019(2)	$498,750	$497,713

		846,471
Wireless – 0.3%
Crown Castle International Corp. Term Loan B 4.00% due 1/31/2019(2)	497,500	489,416

		489,416
Total Senior Secured Loans (Cost $4,888,002)		4,881,461

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 17.7%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(1)	1,580,000	1,676,080
Banc of America Commercial Mortgage, Inc. 2005-5 A4 5.115% due 10/10/2045(2)	1,145,000	1,277,199
2005-6 A4 5.366% due 9/10/2047(2)	1,000,000	1,118,116
Bear Stearns Commercial Mortgage Securities 2004-PWR3 A4 4.715% due 2/11/2041	540,000	563,809
2003-T10 A2 4.74% due 3/13/2040	512,234	521,326
2003-PWR2 A4 5.186% due 5/11/2039(2)	696,053	715,503
2005-PW10 A4 5.405% due 12/11/2040(2)	1,015,000	1,134,219
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)(2)	214,138	218,111
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049	1,300,000	1,479,174
2004-C1 A4 5.36% due 4/15/2040(2)	1,030,000	1,098,724
Citigroup/Deutsche Bank Commercial Mortgage Trust 2005-CD1 A4 5.22% due 7/15/2044(2)	500,000	556,412
Commercial Mortgage Asset Trust 1999-C1 B 7.23% due 1/17/2032(2)	1,000,000	1,053,379
Commercial Mortgage Pass-Through Certificates 2005-LP5 A4 4.982% due 5/10/2043(2)	530,000	579,218

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Crown Castle Towers LLC Sr. Sec. Nt. 3.214% due 8/15/2035(1)	$350,000	$355,952
4.523% due 1/15/2035(1)	550,000	576,482
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038	1,063,004	1,078,853
2004-C2 A2 5.416% due 5/15/2036(2)	1,362,000	1,449,186
1997-C2 F 7.46% due 1/17/2035(2)	490,120	498,960
First Union-Lehman Brothers-Bank of America 1998-C2 E 6.778% due 11/18/2035	872,000	895,632
GE Capital Commercial Mortgage Corp. 2004-C1 A3 4.596% due 11/10/2038	572,042	590,417
2004-C1 B 4.692% due 11/10/2038(2)	385,000	394,914
2003-C2 A4 5.145% due 7/10/2037	539,571	554,214
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2 5.64% due 5/10/2040(2)	730,000	759,128
Greenwich Capital Commercial Funding Corp. 2005-GG3 A3 4.569% due 8/10/2042	851,596	861,792
2004-GG1 A7 5.317% due 6/10/2036(2)	1,075,000	1,139,306
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2004-C3 A5 4.878% due 1/15/2042	675,000	719,179
2003-CB6 A2 5.255% due 7/12/2037(2)	800,000	827,350
2005-LDP5 A4 5.20% due 12/15/2044(2)	650,000	727,168
LB UBS Commercial Mortgage Trust 2003-C7 A4 4.931% due 9/15/2035(2)	1,005,000	1,040,632
2003-C8 A4 5.124% due 11/15/2032(2)	500,000	521,062
2006-C1 A4 5.156% due 2/15/2031	400,000	445,587
Merrill Lynch Mortgage Trust 2004-BPC1 A5 4.855% due 10/12/2041(2)	700,000	749,239
2003-KEY1 A4 5.236% due 11/12/2035(2)	500,000	522,337
Morgan Stanley Capital I 2004-HQ3 A4 4.80% due 1/13/2041	891,598	922,433

June 30, 2012 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2005-IQ10 A4A 5.23% due 9/15/2042(2)	$1,165,000	$1,286,826
2005-HQ7 AAB 5.346% due 11/14/2042(2)	329,500	331,089
Nomura Asset Securities Corp. 1998-D6 B1 6.00% due 3/15/2030(1)	580,000	589,441
Salomon Brothers Mortgage Securities VII, Inc. 1999-C1 G 7.271% due 5/18/2032(1)(2)	450,484	465,702
Wachovia Bank Commercial Mortgage Trust 2003-C8 A3 4.445% due 11/15/2035	600,244	604,881
2004-C10 A4 4.748% due 2/15/2041	515,908	541,190
2004-C11 A5 5.215% due 1/15/2041(2)	575,000	611,362

Total Commercial Mortgage-Backed Securities (Cost $32,100,593)		32,051,584

	Principal Amount	Value
Corporate Bonds – 35.6%
Aerospace/Defense – 0.4%
BE Aerospace, Inc. Sr. Nt. 8.50% due 7/1/2018	500,000	546,875
L-3 Communications Corp. Ser. B 6.375% due 10/15/2015	237,000	242,184

		789,059
Automotive – 1.6%
Banque PSA Finance Sr. Nt. 3.375% due 4/4/2014(1)	500,000	499,075
Daimler Finance North America LLC 1.875% due 9/15/2014(1)	350,000	351,868
Ford Motor Credit Co. LLC Sr. Nt. 2.75% due 5/15/2015	500,000	504,057
7.50% due 8/1/2012	500,000	501,971
RCI Banque S.A. Sr. Nt. 3.40% due 4/11/2014(1)	500,000	498,997
Volkswagen International Finance NV 1.625% due 3/22/2015(1)	500,000	501,732

		2,857,700
Banking – 7.8%
Abbey National Treasury Services PLC 2.875% due 4/25/2014	500,000	487,596

12	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Banking (continued)
American Express Credit Corp. Sr. Nt. 2.375% due 3/24/2017	$500,000	$512,466
Amsouth Bank Sub. Nt. 5.20% due 4/1/2015	150,000	153,000
ANZ National Int’l Ltd. 2.375% due 12/21/2012(1)	500,000	503,378
Bank of America Corp. Sr. Nt. 4.50% due 4/1/2015	150,000	154,614
Barclays Bank PLC Sr. Nt. 2.50% due 1/23/2013	400,000	402,916
Capital One Financial Corp. Sr. Nt. 2.125% due 7/15/2014	500,000	504,257
Citigroup, Inc. Sr. Nt. 5.50% due 4/11/2013	300,000	308,483
Credit Suisse/New York NY Sr. Nt. 5.00% due 5/15/2013	250,000	257,806
Deutsche Bank AG Sr. Nt. 2.375% due 1/11/2013	300,000	301,808
Fifth Third Capital Trust IV 6.50% due 4/15/2067(2)	650,000	645,937
ING Bank N.V. Sr. Nt. 2.375% due 6/9/2014(1)	600,000	595,406
JPMorgan Chase & Co. Sr. Nt. 2.05% due 1/24/2014	500,000	505,467
Merrill Lynch & Co., Inc. Sr. Nt. Ser. C 6.05% due 8/15/2012	350,000	351,925
Morgan Stanley Sr. Nt. 2.875% due 1/24/2014	250,000	247,187
5.30% due 3/1/2013	250,000	254,823
National Bank of Canada 1.50% due 6/26/2015	500,000	501,539
PNC Preferred Funding Trust III Jr. Sub. Nt. 8.70% due 3/15/2013(1)(2)(4)	400,000	408,956
Rabobank Nederland N.V. Sr. Nt. 2.65% due 8/17/2012(1)	250,000	250,500
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	500,000	507,500
Royal Bank of Canada Sr. Nt. 1.45% due 10/30/2014	500,000	506,342

June 30, 2012 (unaudited)	Principal Amount	Value
Banking (continued)
Royal Bank of Scotland PLC 3.25% due 1/11/2014	$500,000	$501,978
Sumitomo Mitsui Banking Corp. Sr. Nt. 1.90% due 1/12/2015(1)	500,000	506,680
SunTrust Banks, Inc. Sr. Nt. 3.60% due 4/15/2016	400,000	415,349
The Bank of New York Mellon Corp. Sr. Nt. 1.20% due 2/20/2015	300,000	301,622
The Goldman Sachs Group, Inc. Sr. Nt. 3.30% due 5/3/2015	500,000	499,931
3.625% due 8/1/2012	500,000	500,915
Toronto-Dominion Bank Sr. Nt. 1.375% due 7/14/2014	500,000	506,207
U.S. Bancorp Sr. Nt 2.875% due 11/20/2014	500,000	521,753
Jr. Sub. Nt. 3.442% due 2/1/2016	500,000	518,424
UBS AG Stamford CT Sr. Nt. 2.25% due 8/12/2013	500,000	501,537
Union Bank N.A. Sr. Nt. 2.125% due 12/16/2013	500,000	507,583
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016	100,000	113,114
Westpac Banking Corp. Sr. Nt. 2.10% due 8/2/2013	300,000	304,438

		14,061,437
Brokerage – 0.3%
E*Trade Financial Corp. Sr. Nt. 6.75% due 6/1/2016	500,000	508,750

		508,750
Building Materials – 0.1%
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	250,000	250,188

		250,188
Chemicals – 0.8%
Airgas, Inc. Sr. Nt. 2.85% due 10/1/2013	500,000	510,758
Ecolab, Inc. Sr. Nt. 2.375% due 12/8/2014	400,000	413,182
Yara International ASA Sr. Nt. 5.25% due 12/15/2014(1)	500,000	535,895

		1,459,835

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Construction Machinery – 0.1%
Case New Holland, Inc. 7.75% due 9/1/2013	$250,000	$265,625

		265,625
Diversified Manufacturing – 0.7%
ADT Corp. 2.25% due 7/15/2017(1)	500,000	502,345
Danaher Corp. Sr. Nt. 1.30% due 6/23/2014	200,000	202,081
Textron, Inc. Sr. Nt. 6.20% due 3/15/2015	500,000	549,486

		1,253,912
Electric – 1.7%
AEP Texas North Co. Sr. Nt. Ser. B 5.50% due 3/1/2013	150,000	154,626
Calpine Construction Finance Co. LP Sr. Sec. Nt. 8.00% due 6/1/2016(1)	500,000	540,000
CMS Energy Corp. Sr. Nt. 6.55% due 7/17/2017	500,000	566,630
EDP Finance BV Sr. Nt. 5.375% due 11/2/2012(1)	500,000	500,950
Great Plains Energy, Inc. Sr. Nt. 2.75% due 8/15/2013	200,000	202,929
MidAmerican Energy Holdings Co. Sr. Nt. 3.15% due 7/15/2012	200,000	200,146
National Rural Utilities Cooperative Finance Corp. 1.125% due 11/1/2013	500,000	503,015
2.625% due 9/16/2012	200,000	200,788
The AES Corp. Sr. Nt. 7.75% due 3/1/2014	250,000	271,250

		3,140,334
Energy - Integrated – 0.2%
Husky Energy, Inc. Sr. Nt. 5.90% due 6/15/2014	400,000	434,841

		434,841
Entertainment – 0.2%
Time Warner, Inc. 3.15% due 7/15/2015	300,000	316,388

		316,388
Food and Beverage – 1.6%
Anheuser-Busch InBev Worldwide, Inc. 2.50% due 3/26/2013	450,000	456,286
3.00% due 10/15/2012	200,000	201,354

June 30, 2012 (unaudited)	Principal Amount	Value
Food and Beverage (continued)
Coca-Cola Enterprises, Inc. Sr. Nt. 1.125% due 11/12/2013	$300,000	$301,244
General Mills, Inc. Sr. Nt. 1.55% due 5/16/2014	250,000	253,620
Kraft Foods, Inc. Sr. Nt. 2.625% due 5/8/2013	600,000	608,879
Pernod-Ricard SA Sr. Nt. 2.95% due 1/15/2017(1)	500,000	506,123
SABMiller Holdings, Inc. 1.85% due 1/15/2015(1)	500,000	507,141
Wm. Wrigley Jr. Co. Sr. Sec. Nt. 3.05% due 6/28/2013(1)	150,000	151,745

		2,986,392
Gaming – 0.1%
Seminole Tribe of Fla Sr. Sec. Nt. 5.798% due 10/1/2013(1)	205,000	210,355

		210,355
Government Related – 0.3%
Petrobras International Finance Co. - Pifco 2.875% due 2/6/2015	200,000	203,000
Ras Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 4.50% due 9/30/2012(1)	250,000	251,875

		454,875
Health Insurance – 0.3%
UnitedHealth Group, Inc. Sr. Nt. 4.875% due 4/1/2013	500,000	515,405

		515,405
Healthcare – 1.5%
AmerisourceBergen Corp. 5.625% due 9/15/2012	250,000	252,402
CareFusion Corp. Sr. Nt. 4.125% due 8/1/2012	250,000	250,668
Covidien International Finance SA 1.35% due 5/29/2015	500,000	500,649
Hospira, Inc. Sr. Nt. 6.05% due 3/30/2017	250,000	281,993
Life Technologies Corp. Sr. Nt. 3.375% due 3/1/2013	550,000	556,601
Owens & Minor, Inc. 6.35% due 4/15/2016	490,000	534,976

14	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Healthcare (continued)
Thermo Fisher Scientific, Inc. Sr. Nt. 2.15% due 12/28/2012	$300,000	$301,482

		2,678,771
Independent Energy – 1.6%
Anadarko Petroleum Corp. Sr. Nt. 5.95% due 9/15/2016	300,000	340,433
Canadian Natural Resources Ltd. Sr. Nt. 1.45% due 11/14/2014	350,000	354,267
Chesapeake Energy Corp. 7.625% due 7/15/2013	350,000	360,937
Newfield Exploration Co. Sr. Sub. Nt. 6.625% due 4/15/2016	500,000	512,500
Petrohawk Energy Corp. 7.875% due 6/1/2015	400,000	415,826
Quicksilver Resources, Inc. 8.25% due 8/1/2015	300,000	280,500
Woodside Finance Ltd. 5.00% due 11/15/2013(1)	600,000	625,556

		2,890,019
Industrial - Other – 0.3%
URS Corp. Sr. Nt. 3.85% due 4/1/2017(1)	500,000	493,765

		493,765
Insurance - Life – 2.3%
Aegon N.V. Sr. Nt. 4.75% due 6/1/2013	500,000	514,917
American International Group, Inc. Sr. Nt. 3.65% due 1/15/2014	500,000	510,710
Assurant, Inc. Sr. Nt. 5.625% due 2/15/2014	500,000	522,357
Hartford Financial Services Group, Inc. Sr. Nt. 4.625% due 7/15/2013	250,000	256,670
Lincoln National Corp. Sr. Nt. 4.30% due 6/15/2015	500,000	526,787
5.65% due 8/27/2012	600,000	604,123
Metropolitan Life Global Funding I Sr. Sec. Nt. 2.00% due 1/9/2015(1)	500,000	507,327
New York Life Global Funding 2.25% due 12/14/2012(1)	200,000	201,290
Prudential Financial, Inc. Sr. Nt. 3.625% due 9/17/2012	200,000	201,155
4.75% due 9/17/2015	300,000	322,984

		4,168,320

June 30, 2012 (unaudited)	Principal Amount	Value
Insurance P&C – 1.1%
Aspen Insurance Holdings Ltd. Sr. Nt. 6.00% due 8/15/2014	$350,000	$372,154
Axis Capital Holdings Ltd. Sr. Nt. 5.75% due 12/1/2014	300,000	317,881
Berkshire Hathaway Finance Corp. 1.50% due 1/10/2014	250,000	253,591
Marsh & McLennan Cos., Inc. Sr. Nt. 4.85% due 2/15/2013	500,000	510,692
Willis Group Holdings PLC 4.125% due 3/15/2016	500,000	522,706

		1,977,024
Lodging – 0.2%
Royal Caribbean Cruises Ltd. Sr. Nt. 7.00% due 6/15/2013	300,000	312,000

		312,000
Media Noncable – 1.3%
NBCUniversal Media LLC Sr. Nt. 2.10% due 4/1/2014	500,000	508,881
News America, Inc. 5.30% due 12/15/2014	500,000	548,013
RR Donnelley & Sons Co. Sr. Nt. 5.50% due 5/15/2015	500,000	510,000
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	250,000	253,125
The Interpublic Group of Companies, Inc. Sr. Nt. 6.25% due 11/15/2014	500,000	546,250

		2,366,269
Metals and Mining – 1.5%
Anglo American Capital PLC 2.15% due 9/27/2013(1)	300,000	302,229
ArcelorMittal Sr. Nt. 3.75% due 2/25/2015	500,000	506,841
5.375% due 6/1/2013	250,000	257,116
BHP Billiton Finance USA Ltd. 1.125% due 11/21/2014	300,000	301,753
FMG Resources August 2006 Pty Ltd. 7.00% due 11/1/2015(1)	500,000	510,000
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 1.40% due 2/13/2015	300,000	298,976
Steel Dynamics, Inc. 7.375% due 11/1/2012	300,000	303,000
Xstrata Canada Financial Corp. 2.85% due 11/10/2014(1)	250,000	254,753

		2,734,668

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Non Captive Consumer – 0.6%
HSBC Finance Corp. Sr. Nt. 4.75% due 7/15/2013	$500,000	$516,099
SLM Corp. Sr. Nt. Ser. A 5.00% due 10/1/2013	300,000	309,000
Sr. Nt. 5.00% due 4/15/2015	300,000	302,757

		1,127,856
Non Captive Diversified – 1.1%
Ally Financial, Inc. 4.50% due 2/11/2014	450,000	456,187
CIT Group, Inc. Sr. Nt. 4.75% due 2/15/2015(1)	500,000	511,875
GATX Corp. Sr. Nt. 4.75% due 10/1/2012	300,000	302,496
General Electric Capital Corp. Sr. Nt. 2.80% due 1/8/2013	650,000	657,580

		1,928,138
Oil Field Services – 0.7%
Transocean Ltd. 5.25% due 3/15/2013	550,000	564,847
Weatherford Bermuda 5.15% due 3/15/2013	761,000	781,572

		1,346,419
Packaging – 0.2%
Sealed Air Corp. Sr. Nt. 5.625% due 7/15/2013(1)	400,000	413,000

		413,000
Pharmaceuticals – 0.6%
Amgen, Inc. Sr. Nt. 1.875% due 11/15/2014	500,000	507,761
Gilead Sciences, Inc. Sr. Nt. 2.40% due 12/1/2014	500,000	515,314

		1,023,075
Pipelines – 0.7%
Enterprise Products Operating LLC 4.60% due 8/1/2012	300,000	300,869
Kinder Morgan, Inc. Sr. Nt. 6.50% due 9/1/2012	400,000	401,420
Plains All American Pipeline LP 4.25% due 9/1/2012	500,000	502,278

		1,204,567
Refining – 0.2%
Phillips 66 1.95% due 3/5/2015(1)	300,000	302,149

		302,149

June 30, 2012 (unaudited)	Principal Amount	Value
REITs – 1.8%
BioMed Realty LP 3.85% due 4/15/2016	$300,000	$308,806
Camden Property Trust Sr. Nt. 5.875% due 11/30/2012	250,000	254,617
CommonWealth REIT Sr. Nt. 6.40% due 2/15/2015	200,000	211,860
ERP Operating LP Sr. Nt. 5.20% due 4/1/2013	600,000	617,875
HCP, Inc. Sr. Nt. 5.65% due 12/15/2013	300,000	316,852
Liberty Property LP Sr. Nt. 6.375% due 8/15/2012	200,000	201,322
ProLogis LP 5.625% due 11/15/2015	400,000	435,939
Tanger Properties LP Sr. Nt. 6.15% due 11/15/2015	500,000	555,834
WEA Finance LLC 5.75% due 9/2/2015(1)	400,000	434,985

		3,338,090
Retailers – 0.4%
Home Depot, Inc. Sr. Nt. 5.25% due 12/16/2013	600,000	639,996

		639,996
Supermarkets – 0.1%
TESCO PLC Sr. Nt. 2.00% due 12/5/2014(1)	200,000	202,050

		202,050
Technology – 1.7%
Agilent Technologies, Inc. Sr. Nt. 2.50% due 7/15/2013	200,000	202,731
4.45% due 9/14/2012	300,000	302,050
Avnet, Inc. Sr. Nt. 6.00% due 9/1/2015	350,000	384,097
Broadcom Corp. Sr. Nt. 1.50% due 11/1/2013	500,000	506,142
Computer Sciences Corp. Sr. Nt. 5.50% due 3/15/2013	400,000	410,000
Hewlett-Packard Co. Sr. Nt. 2.35% due 3/15/2015	300,000	304,682
Lexmark International, Inc. Sr. Nt. 5.90% due 6/1/2013	350,000	361,841

16	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Technology (continued)
Maxim Integrated Products, Inc. Sr. Nt. 3.45% due 6/14/2013	$250,000	$256,195
Pitney Bowes, Inc. Sr. Nt. 3.875% due 6/15/2013	400,000	409,193

		3,136,931
Transportation Services – 0.4%
BAA Funding Ltd. Sr. Sec Nt. 2.50% due 6/25/2015(1)	300,000	301,679
ERAC USA Finance LLC 2.25% due 1/10/2014(1)	500,000	503,001

		804,680
Wireless – 0.3%
America Movil SAB de C.V. 3.625% due 3/30/2015	500,000	531,781

		531,781
Wirelines – 0.8%
British Telecommunications PLC Sr. Nt. 2.00% due 6/22/2015	300,000	304,122
Telecom Italia Capital 5.25% due 11/15/2013	500,000	501,250
Telefonica Emisiones SAU 2.582% due 4/26/2013	700,000	689,538

		1,494,910
Total Corporate Bonds (Cost $64,171,409)		64,619,574

	Principal Amount	Value
Hybrid ARMS – 0.0%
FNMA 2.44% due 8/1/2046(2)	19,778	20,874

Total Hybrid ARMS (Cost $19,946)		20,874

	Principal Amount	Value
Mortgage-Backed Securities – 0.0%
FHLMC 7.00% due 9/1/2038	38,900	45,128

Total Mortgage-Backed Securities (Cost $40,379)		45,128

June 30, 2012 (unaudited)	Principal Amount	Value
U.S. Agencies – 1.8%
Federal Home Loan Mortgage Corp. 2.00% due 8/25/2016	$3,000,000	$3,152,289

Total U.S. Agencies (Cost $3,099,670)		3,152,289

	Principal Amount	Value
U.S. Government Securities – 17.2%
U.S. Treasury Notes 0.25% due 6/30/2014 - 5/15/2015	12,755,000	12,719,649
0.375% due 3/15/2015 - 6/15/2015	6,770,000	6,765,498
0.625% due 5/31/2017	6,460,000	6,430,226
0.875% due 11/30/2016 - 12/31/2016	2,568,000	2,593,278
1.00% due 8/31/2016 - 10/31/2016	2,630,000	2,671,151

Total U.S. Government Securities (Cost $31,111,965)		31,179,802

	Principal Amount	Value
Municipal Bonds – 0.6%
Illinois St. G.O. 4.511% due 3/1/2015	600,000	635,562
Puerto Rico Comwlth. Govt. Dev. Bk. Sr. Nt. Ser. A 3.448% due 2/1/2015	500,000	504,535

Total Municipal Bonds (Cost $1,129,957)		1,140,097

	Principal Amount	Value
Short-Term Investments – 0.4%
Credit Suisse/New York NY Sr. Nt. 3.45% due 7/2/2012	200,000	200,000
Time Warner Cable, Inc. 5.40% due 7/2/2012	500,000	500,000

Total Short-Term Investments (Cost $700,009)		700,000

The accompanying notes are an integral part of these financial statements.	17

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Repurchase Agreements – 4.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $8,832,007, due 7/2/2012(5)	$8,832,000	$8,832,000
Total Repurchase Agreements (Cost $8,832,000)		8,832,000
Total Investments – 103.0% (Cost $185,946,496)		186,709,372
Other Liabilities, Net - (3.0)%		(5,373,425)
Total Net Assets - 100.0%		$181,335,947

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2012, the aggregate market value of these securities amounted to $24,746,794, representing 13.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2012.
(3)	Securities are segregated for anticipated collateral requirements.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLB	0.37%	5/1/2013	$9,011,250

18	The accompanying notes are an integral part of these financial statements.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$23,365,144	$—	$23,365,144
Collateralized Mortgage Obligations	—	16,721,419	—	16,721,419
Senior Secured Loans	—	4,881,461	—	4,881,461
Commercial Mortgage-Backed Securities	—	32,051,584	—	32,051,584
Corporate Bonds	—	64,619,574	—	64,619,574
Hybrid ARMS	—	20,874	—	20,874
Mortgage-Backed Securities	—	45,128	—	45,128
U.S. Agencies	—	3,152,289	—	3,152,289
U.S. Government Securities	—	31,179,802	—	31,179,802
Municipal Bonds	—	1,140,097	—	1,140,097
Short-Term Investments	—	700,000	—	700,000
Repurchase Agreements	—	8,832,000	—	8,832,000
Total	$—	$186,709,372	$—	$186,709,372

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Statement of Assets and Liabilities As of June 30, 2012 (unaudited)
Assets
Investments, at value	$186,709,372
Interest receivable	963,305
Receivable for investments sold	141,014
Receivable for fund shares subscribed	120,464

Total Assets	187,934,155

Liabilities
Payable for investments purchased	6,491,860
Payable to adviser	66,216
Payable for fund shares redeemed	8,470
Accrued trustees’ fees	935
Accrued expenses/other liabilities	30,727

Total Liabilities	6,598,208

Total Net Assets	$181,335,947

Net Assets Consist of:
Paid-in capital	$178,524,135
Accumulated undistributed net investment income	2,030,219
Accumulated net realized gain from investments	18,717
Net unrealized appreciation on investments	762,876

Total Net Assets	$181,335,947

Investments, at Cost	$185,946,496

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	17,251,660
Net Asset Value Per Share	$10.51

Statement of Operations For the Six-Month Period Ended June 30, 2012 (unaudited)
Investment Income
Interest	$2,479,295

Total Investment Income	2,479,295

Expenses
Investment advisory fees	374,024
Custodian fees	27,232
Shareholder reports	16,451
Professional fees	15,669
Administrative service fees	8,707
Trustees’ fees	3,379
Other expenses	3,621

Total Expenses	449,083

Less: Custody credits	(7)

Total Expenses, Net	449,076

Net Investment Income	2,030,219

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized loss from investments	(19,811)
Net change in unrealized appreciation/depreciation on investments	721,012

Net Gain on Investments	701,201

Net Increase in Net Assets Resulting from Operations	$2,731,420

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION – RS LOW DURATION BOND VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

Operations
Net investment income	$2,030,219	$3,441,837
Net realized gain/(loss) from investments	(19,811)	92,245
Net change in unrealized appreciation/depreciation on investments	721,012	(1,136,567)

Net Increase in Net Assets Resulting from Operations	2,731,420	2,397,515

Distributions to Shareholders
Net investment income	—	(3,443,871)
Net realized gain on investments	—	(76,318)

Total Distributions	—	(3,520,189)

Capital Share Transactions
Proceeds from sales of shares	39,495,689	58,673,331
Reinvestment of distributions	—	3,520,189
Cost of shares redeemed	(7,209,395)	(19,293,766)

Net Increase in Net Assets Resulting from Capital Share Transactions	32,286,294	42,899,754

Net Increase in Net Assets	35,017,714	41,777,080

Net Assets
Beginning of period	146,318,233	104,541,153

End of period	$181,335,947	$146,318,233

Accumulated Undistributed Net Investment Income Included in Net Assets	$2,030,219	$—

Other Information:
Shares
Sold	3,783,742	5,592,979
Reinvested	—	341,103
Redeemed	(689,936)	(1,836,665)

Net Increase	3,093,806	4,097,417

20	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

21

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/12[1]	$10.33	$0.12	$0.06	$0.18	$—	$—	$—
Year Ended 12/31/11	10.39	0.25	(0.05)	0.20	(0.25)	(0.01)	(0.26)
Year Ended 12/31/10	10.31	0.32	0.15	0.47	(0.32)	(0.07)	(0.39)
Year Ended 12/31/09	9.94	0.27	0.37	0.64	(0.27)	—	(0.27)
Year Ended 12/31/08	9.91	0.32	0.03	0.35	(0.32)	—	(0.32)
Year Ended 12/31/07	9.82	0.45	0.09	0.54	(0.45)	—	(0.45)

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$10.51	1.74%	$181,336	0.54%	0.54%	2.44%	2.44%	28%
10.33	1.91%	146,318	0.57%	0.57%	2.71%	2.71%	58%
10.39	4.57%	104,541	0.58%	0.58%	3.33%	3.33%	103%
10.31	6.38%	70,272	0.62%	0.62%	3.38%	3.38%	335%
9.94	3.56%	33,679	0.68%	0.68%	3.46%	3.46%	136%
9.91	5.48%	26,935	0.70%	0.79%	4.38%	4.29%	69%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	23

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES (UNAUDITED)

June 30, 2012 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Low Duration Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities. The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued at the bid price by independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of market value are valued by a Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own

24

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES (UNAUDITED)

assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2012, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the six months ended June 30, 2012, there were no transfers between Level 1 and Level 2.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

25

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES (UNAUDITED)

As of June 30, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2011, which is the most recently completed tax year, was as follows:

Ordinary Income	Long-Term Capital Gains
$3,505,384	$14,805

26

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES (UNAUDITED)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
$2,034	$(2,034)

The tax basis of distributable earnings as of December 31, 2011 was as follows:

Undistributed Ordinary Income
$38,665

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2012, was $185,952,412. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2012, aggregated $1,328,386 and $(571,426), respectively, resulting in net unrealized appreciation of $756,960.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from and U.S. government agency obligations and other investments sold (excluding short-term investments) for the six months ended June 30, 2012, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$43,565,182	$43,996,158
Sales	19,685,193	26,191,558

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note (e) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

27

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES (UNAUDITED)

d. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Schedule of Investments.

e. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality “junk” debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the six months ended June 30, 2012, the Fund did not borrow under the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

29

2012 Semiannual Report

All data as of June 30, 2012

RS Variable Products Trust

•	RS High Yield VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS HIGH YIELD VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS High Yield VIP Series

Highlights

•	The high yield market delivered positive performance in the first half of 2012, supported by generally healthy corporate earnings and low default rates.

•	RS High Yield VIP Series (the “Fund”) had a positive return for the six months ended June 30, 2012, but it underperformed its benchmark, the Barclays U.S. Corporate High-Yield Index[1] (the “Index”).

•	The Fund invests primarily in high yield securities. It aims to provide high current income, with capital appreciation as a secondary objective.

Market Overview

The markets started out the year on a positive note as optimism over the U.S. economic outlook and hopes for some resolution to the European debt crisis prompted yield-hungry investors to embrace risk. As a result, credit sensitive securities outperformed the broader fixed income market in the first quarter. Investor optimism appeared to fade in the second quarter, however, as political and economic uncertainty in Europe and signs of weaker economic growth in the U.S. led investors to once again seek safety in the Treasury market. As a result, the yield on the 10-year Treasury hit a record low of 1.44% in early June.

Against this backdrop, high yield bonds benefited from heightened investor confidence in the first quarter, as well as from record mutual fund inflows, sound corporate fundamentals, and a low default rate. While high yield market spreads narrowed in the first quarter, they widened during the second quarter as risk-averse investors exited the high yield market. Nonetheless, high yield bonds delivered positive results for the six-month period overall. Fundamentals also remained relatively sound during the period. The high yield default rate remained at 2.16%, well below the 25-year average rate of 4.21%. New issuance in the second quarter was $54.7 billion, well off from the $107 billion of new issuance in the first quarter.

Fund Performance Overview

The Fund returned 6.54% for the six months ended June 30, 2012, compared to a 7.27% return by the Index.

We positioned the Fund for moderate spread tightening in 2012 despite our concerns about the ongoing sovereign debt problems in Europe. This decision reflected our view that the high yield sector was attractive both on a fundamental basis and relative to other asset classes. This decision paid off in the first quarter, but the Fund gave back some gains as spreads widened in the second quarter.

The Fund underperformed the Index for the six-month period as a result of negative sector selection, which outweighed positive security selection. Energy, which was our largest overweight, was the sector that detracted most from relative performance as energy-related bonds declined sharply along with oil and gas prices. Security selection within the sector was positive overall as contributions from independent energy and refining offset a detraction by oil field services. Despite the volatility in the energy sector, we remain positive on the longer-term fundamental outlook for oil-related investments, particularly given the current shale boom in the U.S. and Canada. The Fund’s relative performance benefited most from its healthcare holdings, where security selection was particularly strong.

From a risk management standpoint, we scaled back the Fund’s exposure to investments that we believed might be sensitive to developments in Europe. This approach benefited relative performance for the six-month period.

3

RS HIGH YIELD VIP SERIES

Outlook

Despite uncertainty stemming from the European debt situation and questions about the strength of the U.S. economic recovery, we still view the outlook for the high yield market as positive. We believe that spreads could narrow somewhat as investors start to focus once again on fundamentals and yield. We think corporate fundamentals remain sound given generally healthy balance sheets, improved liquidity, strong recent refinancing activity, and a lack of near-term bond maturities that we expect will help to keep the default rate low over the next two years. In addition, the Federal Reserve (the “Fed”) has indicated its intention to keep the Fed Funds target rate close to zero into 2014, and has left open the possibility that it would provide additional monetary stimulus should the U.S. economy falter or risks from Europe escalate. Nonetheless, we recognize the risks associated with Europe and the uncertain global economic outlook, and we will continue to emphasize rigorous credit analysis and seek to avoid companies with substantial European exposure.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS HIGH YIELD VIP SERIES

Characteristics (unaudited)

Total Net Assets: $69,942,881

Bond Quality Allocation[2]

Top Ten Holdings[3]

Holding	Coupon	Maturity Date	% of Total Net Assets
AMSCAN Holdings, Inc.	9.500%	6/28/2013	1.43%
Exopack LLC	6.500%	5/31/2017	1.41%
E*Trade Financial Corp.	12.500%	11/30/2017	1.34%
Block Communications, Inc.	7.250%	2/1/2020	1.31%
DPL, Inc.	7.250%	10/15/2021	1.22%
Michael Foods, Inc.	9.750%	7/15/2018	1.18%
Sabra Health Care L.P.	8.125%	11/1/2018	1.12%
Clear Channel Communications, Inc.	3.895%	1/28/2016	1.08%
Burlington Coat Factory Warehouse Corp.	10.000%	2/15/2019	1.06%
Lawson Software, Inc.	11.500%	7/15/2018	1.02%
Total			12.17%

1	The Barclays U.S. Corporate High-Yield Index is generally considered to be representative of the investable universe of the U.S.-dominated high-yield debt market. The Barclays U.S. Corporate High Yield Index is not available for direct investment. There are no expenses associated with the Index while there are expenses associated with the Fund. Statistical data for the Index is as of 6/30/2012.
2	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

5

RS HIGH YIELD VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS High Yield VIP Series	9/13/99	6.54%	6.33%	13.58%	6.36%	7.56%	5.79%
Barclays U.S. Corporate High-Yield Index[1]		7.27%	7.27%	16.29%	8.45%	10.16%	7.45%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS High Yield VIP Series and the Barclays U.S. Corporate High-Yield Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Expense Ratio During Period 1/1/12-6/30/12
Based on Actual Return	$1,000.00	$1,065.40	$3.80	0.74%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.18	$3.72	0.74%

*	Expenses are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Corporate Bonds – 86.9%
Aerospace/Defense – 0.5%
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018	$325,000	$344,500

		344,500
Automotive – 4.5%
American Axle & Manufacturing, Inc. 7.75% due 11/15/2019	70,000	74,025
7.875% due 3/1/2017	400,000	413,000
Ford Motor Credit Co. LLC Sr. Nt. 8.00% due 12/15/2016	300,000	354,827
8.125% due 1/15/2020	440,000	537,424
General Motors Financial Co., Inc. 6.75% due 6/1/2018	360,000	393,525
JB Poindexter & Co., Inc. Sr. Nt. 9.00% due 4/1/2022(1)	330,000	330,000
Schaeffler Finance BV Sr. Sec. Nt. 7.75% due 2/15/2017(1)	130,000	135,525
8.50% due 2/15/2019(1)	250,000	266,875
The Goodyear Tire & Rubber Co. 7.00% due 5/15/2022	250,000	249,687
Visteon Corp. 6.75% due 4/15/2019	370,000	359,825

		3,114,713
Banking – 0.5%
Royal Bank of Scotland Group PLC Jr. Sub. Nt. 7.648% due 8/29/2049(2)(3)	200,000	160,000
9.118% due 11/22/2012(3)	200,000	172,000

		332,000
Brokerage – 1.8%
E*Trade Financial Corp. Sr. Nt. 6.75% due 6/1/2016	300,000	305,250
12.50% due 11/30/2017	818,000	937,633

		1,242,883
Building Materials – 0.9%
Norcraft Cos. L.P. Sec. Nt. 10.50% due 12/15/2015	270,000	267,300
USG Corp. 7.875% due 3/30/2020(1)	360,000	372,600

		639,900
Chemicals – 1.0%
Huntsman International LLC 8.625% due 3/15/2020	250,000	280,625
LyondellBasell Industries NV Sr. Nt. 5.00% due 4/15/2019(1)	400,000	419,500

		700,125

June 30, 2012 (unaudited)	Principal Amount	Value
Construction Machinery – 1.3%
Ashtead Capital, Inc. 6.50% due 7/15/2022(1)	$200,000	$202,450
Terex Corp. 6.50% due 4/1/2020	400,000	405,000
UR Financing Escrow Corp. Sec. Nt. 5.75% due 7/15/2018(1)	150,000	156,000
7.625% due 4/15/2022(1)	150,000	157,125

		920,575
Consumer Cyclical Services – 0.7%
Monitronics International, Inc. Sr. Nt. 9.125% due 4/1/2020(1)	330,000	316,800
The Geo Group, Inc. 6.625% due 2/15/2021	200,000	206,500

		523,300
Consumer Products – 0.9%
NBTY, Inc. 9.00% due 10/1/2018	600,000	663,000

		663,000
Electric – 4.9%
Calpine Corp. Sr. Sec. Nt. 7.50% due 2/15/2021(1)	200,000	216,000
7.875% due 7/31/2020(1)	400,000	441,000
Covanta Holding Corp. Sr. Nt. 6.375% due 10/1/2022	330,000	348,808
DPL, Inc. Sr. Nt. 7.25% due 10/15/2021(1)	770,000	854,700
Mirant Americas Generation LLC Sr. Nt. 8.50% due 10/1/2021	50,000	45,000
North American Energy Alliance LLC Sec. Nt 10.875% due 6/1/2016	490,000	537,775
NRG Energy, Inc. 8.50% due 6/15/2019	400,000	418,000
The AES Corp. Sr. Nt. 7.375% due 7/1/2021(1)	270,000	300,375
8.00% due 6/1/2020	260,000	298,350

		3,460,008
Entertainment – 0.9%
NAI Entertainment Holdings LLC Sr. Sec. Nt. 8.25% due 12/15/2017(1)	300,000	331,500
WMG Acquisition Corp. Sr. Sec. Nt. 9.50% due 6/15/2016	300,000	327,000

		658,500

8	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Food And Beverage – 2.4%
Aramark Corp. 3.966% due 2/1/2015(2)	$108,000	$107,190
ARAMARK Holdings Corp. Sr. Nt. 8.625% due 5/1/2016(1)(4)	400,000	409,504
Del Monte Corp. 7.625% due 2/15/2019	300,000	302,625
Michael Foods, Inc. 9.75% due 7/15/2018	750,000	823,125

		1,642,444
Gaming – 2.7%
Caesar’s Entertainment Operating Co., Inc. 5.625% due 6/1/2015	400,000	329,000
CityCenter Holdings LLC Sr. Sec. Nt. 7.625% due 1/15/2016(1)	220,000	231,550
MGM Resorts International Sr. Sec. Nt. 9.00% due 3/15/2020	400,000	444,000
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020	350,000	383,250
Scientific Games International, Inc. 9.25% due 6/15/2019	480,000	525,600

		1,913,400
Government Related – 0.8%
Citgo Petroleum Corp. Sr. Sec. Nt. 11.50% due 7/1/2017(1)	525,000	589,313

		589,313
Health Insurance – 0.5%
AMERIGROUP Corp. Sr. Nt. 7.50% due 11/15/2019	325,000	349,375

		349,375
Healthcare – 4.0%
DaVita, Inc. 6.625% due 11/1/2020	400,000	417,000
HCA, Inc. Sr. Sec. Nt. 7.875% due 2/15/2020	200,000	222,000
8.50% due 4/15/2019	260,000	291,200
9.875% due 2/15/2017	143,000	155,155
IMS Health, Inc. Sr. Nt. 12.50% due 3/1/2018(1)	330,000	391,875
INC Research LLC Sr. Nt. 11.50% due 7/15/2019(1)	320,000	310,400
Kinetic Concepts, Inc. 12.50% due 11/1/2019(1)	300,000	271,500
Rural/Metro Corp. Sr. Nt. 10.125% due 7/15/2019(1)	250,000	240,000

June 30, 2012 (unaudited)	Principal Amount	Value
Healthcare (continued)
Teleflex, Inc. 6.875% due 6/1/2019	$170,000	$180,625
Universal Hospital Services, Inc. Sec. Nt. 8.50% due 6/1/2015(2)	300,000	305,812

		2,785,567
Home Construction – 1.6%
Beazer Homes USA, Inc. 9.125% due 5/15/2019	250,000	218,125
Meritage Homes Corp. 7.15% due 4/15/2020	550,000	572,000
Taylor Morrison Communities, Inc. Sr. Nt. 7.75% due 4/15/2020(1)	310,000	323,950

		1,114,075
Independent Energy – 10.3%
Alta Mesa Holdings 9.625% due 10/15/2018	500,000	493,750
BreitBurn Energy Partners L.P. 7.875% due 4/15/2022(1)	350,000	350,000
Chesapeake Energy Corp. 9.50% due 2/15/2015	400,000	431,000
Clayton Williams Energy, Inc. 7.75% due 4/1/2019	320,000	313,600
Connacher Oil and Gas Ltd. Sec. Nt. 8.50% due 8/1/2019(1)	210,000	178,500
Continental Resources, Inc. 8.25% due 10/1/2019	230,000	257,025
Eagle Rock Energy Partners L.P. 8.375% due 6/1/2019	180,000	179,550
Energy XXI Gulf Coast, Inc. 9.25% due 12/15/2017	100,000	107,000
EV Energy Partners L.P. 8.00% due 4/15/2019	360,000	357,300
Halcon Resources Corp. 9.75% due 7/15/2020(1)	330,000	325,532
Harvest Operations Corp. 6.875% due 10/1/2017(1)	500,000	531,250
Kodiak Oil & Gas Corp. 8.125% due 12/1/2019(1)	210,000	216,300
Laredo Petroleum, Inc. 7.375% due 5/1/2022(1)	125,000	130,000
Linn Energy LLC 6.25% due 11/1/2019(1)	300,000	294,000
6.50% due 5/15/2019(1)	60,000	59,400
7.75% due 2/1/2021	260,000	271,700
Newfield Exploration Co. Sr. Nt. 5.625% due 7/1/2024	350,000	357,875
Oasis Petroleum, Inc. 6.50% due 11/1/2021	500,000	495,000
OGX Austria GmbH 8.375% due 4/1/2022(1)	330,000	284,625

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Independent Energy (continued)
Plains Exploration & Production Co. 6.125% due 6/15/2019	$200,000	$201,000
6.625% due 5/1/2021	370,000	373,700
6.75% due 2/1/2022	200,000	204,000
Samson Investment Co. Sr. Nt. 9.75% due 2/15/2020(1)	170,000	169,150
SandRidge Energy, Inc. 7.50% due 3/15/2021	350,000	345,625
Vanguard Natural Resources LLC 7.875% due 4/1/2020	270,000	270,000

		7,196,882
Insurance–Life – 1.1%
CNO Financial Group, Inc. Sr. Sec. Nt. 9.00% due 1/15/2018(1)	300,000	323,250
Symetra Financial Corp. Jr. Sub. Nt. 8.30% due 10/15/2037(1)(2)	440,000	429,000

		752,250
Media Cable – 2.3%
CCO Holdings LLC 6.625% due 1/31/2022	200,000	214,000
7.375% due 6/1/2020	130,000	142,838
7.875% due 4/30/2018	250,000	271,875
CSC Holdings LLC Sr. Nt. 6.75% due 11/15/2021(1)	450,000	479,250
DISH DBS Corp. 4.625% due 7/15/2017(1)	170,000	170,212
5.875% due 7/15/2022(1)	330,000	333,300

		1,611,475
Media Noncable – 8.6%
AMC Networks, Inc. 7.75% due 7/15/2021(1)	280,000	308,700
Block Communications, Inc. Sr. Nt. 7.25% due 2/1/2020(1)	900,000	913,500
Clear Channel Worldwide Holdings, Inc. 7.625% due 3/15/2020(1)	400,000	390,000
Entravision Communications Corp. Sr. Sec. Nt. 8.75% due 8/1/2017	133,000	140,980
Hughes Satellite Systems Corp. Sr. Sec. Nt. 6.50% due 6/15/2019	240,000	255,000
7.625% due 6/15/2021	500,000	543,750
Intelsat Jackson Holdings S.A. 7.25% due 4/1/2019	200,000	210,000
7.25% due 10/15/2020(1)	330,000	346,500
7.50% due 4/1/2021	460,000	486,450
11.25% due 6/15/2016	438,000	458,805
Intelsat Luxembourg S.A. 11.50% due 2/4/2017(1)(4)	300,000	309,750

June 30, 2012 (unaudited)	Principal Amount	Value
Media Noncable (continued)
Lamar Media Corp. 5.875% due 2/1/2022(1)	$300,000	$307,500
RR Donnelley & Sons Co. Sr. Nt. 8.25% due 3/15/2019	330,000	323,400
Telesat LLC Sr. Nt. 6.00% due 5/15/2017(1)	470,000	478,225
Univision Communications, Inc. Sr. Sec. Nt. 6.875% due 5/15/2019(1)	190,000	195,700
7.875% due 11/1/2020(1)	320,000	342,400

		6,010,660
Metals And Mining – 1.7%
FMG Resources August 2006 Pty Ltd. Sr. Nt. 6.00% due 4/1/2017(1)	300,000	301,500
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(1)	500,000	510,000
Penn Virginia Resource Partners L.P. 8.25% due 4/15/2018	270,000	272,700
8.375% due 6/1/2020(1)	100,000	101,500

		1,185,700
Non Captive Diversified – 3.2%
AerCap Aviation Solutions BV 6.375% due 5/30/2017(1)	300,000	301,500
Ally Financial, Inc. 8.00% due 11/1/2031	300,000	351,750
CIT Group, Inc. Sr. Nt. 5.00% due 5/15/2017	330,000	339,900
5.25% due 3/15/2018	270,000	278,775
5.50% due 2/15/2019(1)	150,000	154,125
International Lease Finance Corp. Sr. Nt. 5.875% due 4/1/2019	500,000	500,485
8.625% due 9/15/2015	250,000	276,250

		2,202,785
Oil Field Services – 2.5%
Basic Energy Services, Inc. 7.75% due 2/15/2019	500,000	480,000
Key Energy Services, Inc. 6.75% due 3/1/2021(1)	400,000	388,000
Oil States International, Inc. 6.50% due 6/1/2019	180,000	187,200
Precision Drilling Corp. 6.50% due 12/15/2021	200,000	204,000
SESI LLC 7.125% due 12/15/2021(1)	200,000	217,500
Stallion Oilfield Holdings Ltd. Sr. Sec. Nt. 10.50% due 2/15/2015	239,000	253,340

		1,730,040

10	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Packaging – 2.7%
Reynolds Group Issuer, Inc. Sr. Sec. Nt. 7.125% due 4/15/2019(1)	$400,000	$419,000
Sr. Nt. 9.875% due 8/15/2019(1)	500,000	518,750
Sealed Air Corp. Sr. Nt. 8.125% due 9/15/2019(1)	600,000	669,000
8.375% due 9/15/2021(1)	250,000	282,500

		1,889,250
Paper – 0.5%
Longview Fibre Paper & Packaging, Inc. Sr. Sec. Nt. 8.00% due 6/1/2016(1)	380,000	380,000

		380,000
Pharmaceuticals – 0.8%
Grifols, Inc. 8.25% due 2/1/2018	200,000	214,500
Jaguar Holding Co./Merger Sr. Nt. 9.50% due 12/1/2019(1)	300,000	328,125

		542,625
Pipelines – 3.7%
Atlas Pipeline Partners L.P. 8.75% due 6/15/2018	260,000	277,550
Copano Energy LLC 7.125% due 4/1/2021	500,000	515,000
Crosstex Energy L.P. 7.125% due 6/1/2022(1)	100,000	98,500
MarkWest Energy Partners L.P. 6.50% due 8/15/2021	400,000	417,000
Martin Midstream Partners L.P. 8.875% due 4/1/2018	262,000	264,620
Niska Gas Storage US LLC 8.875% due 3/15/2018	440,000	429,000
Regency Energy Partners L.P. 6.50% due 7/15/2021	280,000	294,000
Targa Resources Partners L.P. 6.375% due 8/1/2022(1)	120,000	119,700
6.875% due 2/1/2021	150,000	156,000

		2,571,370
Refining – 0.9%
Calumet Specialty Products Partners L.P. 9.375% due 5/1/2019	380,000	380,950
Northern Tier Energy LLC Sr. Sec Nt. 10.50% due 12/1/2017	200,000	214,000

		594,950
REITs – 1.1%
Sabra Health Care L.P. 8.125% due 11/1/2018	720,000	784,800

		784,800

June 30, 2012 (unaudited)	Principal Amount	Value
Retailers – 2.7%
99 Cents Only Stores 11.00% due 12/15/2019(1)	$500,000	$540,000
Burlington Coat Factory Warehouse Corp. 10.00% due 2/15/2019	700,000	742,000
The Neiman Marcus Group, Inc. 10.375% due 10/15/2015	280,000	290,503
YCC Holdings LLC Sr. Nt. 10.25% due 2/15/2016(4)	340,000	345,950

		1,918,453
Supermarkets – 0.7%
Tops Holding Corp. Sr. Sec. Nt. 10.125% due 10/15/2015	470,000	499,375

		499,375
Technology – 5.2%
Amkor Technology, Inc. Sr. Nt. 7.375% due 5/1/2018	50,000	51,937
Avaya, Inc. 10.125% due 11/1/2015	400,000	332,000
CDW LLC 8.50% due 4/1/2019	600,000	639,000
DuPont Fabros Technology L.P. 8.50% due 12/15/2017	380,000	418,000
First Data Corp. Sec. Nt. 8.75% due 1/15/2022(1)(4)	706,000	711,295
12.625% due 1/15/2021	100,000	100,125
Lawson Software, Inc. Sr. Nt. 11.50% due 7/15/2018(1)	630,000	711,900
Sanmina-SCI Corp. 7.00% due 5/15/2019(1)	280,000	271,600
Sophia Finance, Inc. 9.75% due 1/15/2019(1)	400,000	425,000

		3,660,857
Transportation Services – 2.3%
Avis Budget Car Rental LLC
7.75% due 5/15/2016	255,000	262,331
9.625% due 3/15/2018	350,000	383,250
9.75% due 3/15/2020	300,000	333,375
Hertz Corp. 7.50% due 10/15/2018	300,000	321,750
Navios Maritime Holdings, Inc. Sr. Sec. Nt. 8.875% due 11/1/2017	280,000	282,100

		1,582,806
Wireless – 5.3%
Cricket Communications, Inc. 7.75% due 10/15/2020	330,000	315,150
Digicel Ltd. Sr. Nt. 8.25% due 9/1/2017(1)	600,000	610,500

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Wireless (continued)
MetroPCS Wireless, Inc. 7.875% due 9/1/2018	$250,000	$259,375
NII Capital Corp. 7.625% due 4/1/2021	225,000	192,938
8.875% due 12/15/2019	660,000	598,125
10.00% due 8/15/2016	270,000	281,475
Sprint Nextel Corp. Sr. Nt. 6.00% due 12/1/2016	530,000	507,475
7.00% due 3/1/2020(1)	100,000	104,000
9.00% due 11/15/2018(1)	325,000	363,187
Trilogy International Partners LLC Sr. Sec. Nt. 10.25% due 8/15/2016(1)	300,000	244,500
ViaSat, Inc. 6.875% due 6/15/2020(1)	250,000	252,500

		3,729,225
Wirelines – 1.4%
Frontier Communications Corp. Sr. Nt. 8.125% due 10/1/2018	460,000	488,750
8.25% due 4/15/2017	220,000	236,500
Windstream Corp. 7.875% due 11/1/2017	240,000	261,600

		986,850
Total Corporate Bonds (Cost $58,752,545)		60,824,031

	Principal Amount	Value
Senior Secured Loans – 4.6%
Gaming – 0.7%
Harrah’s Prop Co. Senior Note 3.24% due 2/13/2013(2)	600,000	459,000

		459,000
Media Noncable – 1.1%
Clear Channel Communications, Inc. Term Loan B 3.895% due 1/28/2016(2)	948,857	755,926

		755,926
Paper – 1.4%
Exopack LLC Term Loan 6.50% due 5/31/2017(2)	990,000	983,813

		983,813
Retailers – 1.4%
AMSCAN Holdings, Inc. Bridge Term Loan 9.50% due 6/28/2013(2)(6)	1,000,000	1,000,000

		1,000,000

June 30, 2012 (unaudited)		Value
Total Senior Secured Loans (Cost $3,440,710)		$3,198,739

	Shares	Value
Common Stocks – 0.5%
Banking – 0.5%
Citigroup, Inc.	12,569	344,516

		344,516
Total Common Stocks (Cost $378,402)		344,516

	Principal Amount	Value
Repurchase Agreements – 7.2%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $5,038,004, due 7/2/2012(5)	$5,038,000	5,038,000
Total Repurchase Agreements (Cost $5,038,000)		5,038,000
Total Investments – 99.2% (Cost $67,609,657)		69,405,286
Other Assets, Net – 0.8%		537,595
Total Net Assets – 100.0%		$69,942,881

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2012, the aggregate market value of these securities amounted to $24,158,768, representing 34.5% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate security. The rate shown is the rate in effect at June 30, 2012.
(3)	Maturity is perpetual. Maturity date presented represents the next call date.
(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLB	1.75%	8/22/2012	$5,143,166

(6)	The table below presents securities deemed illiquid by the investment adviser.

Security	Principal Amount	Cost	Value	Acquisition Date	% of Fund’s Net Assets
AMSCAN Holdings, Inc. Bridge Term Loan 9.50% due 6/28/2013	$1,000,000	$1,000,000	$1,000,000	6/28/2012	1.43%

12	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$60,824,031	$—	$60,824,031
Senior Secured Loans	—	3,198,739	—	3,198,739
Common Stocks	344,516	—	—	344,516
Repurchase Agreements	—	5,038,000	—	5,038,000
Total	$344,516	$69,060,770	$—	$69,405,286

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Statement of Assets and Liabilities As of June 30, 2012 (unaudited)
Assets
Investments, at value	$69,405,286
Cash and cash equivalents	595
Receivable for investments sold	1,287,913
Interest receivable	1,165,426
Receivable for fund shares subscribed	97,322

Total Assets	71,956,542

Liabilities
Payable for investments purchased	1,951,109
Payable to adviser	33,919
Payable for fund shares redeemed	5,097
Accrued trustees’ fees	546
Accrued expenses/other liabilities	22,990

Total Liabilities	2,013,661

Total Net Assets	$69,942,881

Net Assets Consist of:
Paid-in capital	$70,297,908
Accumulated undistributed net investment income	2,404,836
Accumulated net realized loss from investments	(4,555,492)
Net unrealized appreciation on investments	1,795,629

Total Net Assets	$69,942,881

Investments, at Cost	$67,609,657

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	9,125,152
Net Asset Value Per Share	$7.66

Statement of Operations For the Six-Month Period Ended June 30, 2012 (unaudited)
Investment Income
Interest	$2,662,708
Dividends	251

Total Investment Income	2,662,959

Expenses
Investment advisory fees	208,779
Custodian fees	20,039
Professional fees	10,994
Shareholder reports	10,812
Administrative service fees	3,944
Trustees’ fees	1,579
Other expenses	1,977

Total Expenses	258,124

Less: Custody credits	(1)

Total Expenses, Net	258,123

Net Investment Income	2,404,836

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	62,820
Net change in unrealized appreciation/depreciation on investments	2,020,900

Net Gain on Investments	2,083,720

Net Increase in Net Assets Resulting from Operations	$4,488,556

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

Operations
Net investment income	$2,404,836	$5,366,466
Net realized gain from investments	62,820	2,374,238
Net change in unrealized appreciation/depreciation on investments	2,020,900	(4,537,277)

Net Increase in Net Assets Resulting from Operations	4,488,556	3,203,427

Distributions to Shareholders
Net investment income	—	(5,392,869)

Total Distributions	—	(5,392,869)

Capital Share Transactions
Proceeds from sales of shares	3,995,626	10,062,588
Reinvestment of distributions	—	5,392,869
Cost of shares redeemed	(5,995,912)	(24,889,219)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(2,000,286)	(9,433,762)

Net Increase/(Decrease) in Net Assets	2,488,270	(11,623,204)

Net Assets
Beginning of period	67,454,611	79,077,815

End of period	$69,942,881	$67,454,611

Accumulated Undistributed Net Investment Income Included in Net Assets	$2,404,836	$—

Other Information:
Shares
Sold	532,712	1,317,521
Reinvested	—	760,630
Redeemed	(795,788)	(3,220,861)

Net Decrease	(263,076)	(1,142,710)

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/12[1]	$7.19	$0.26	$0.21	$0.47	$—	$—	$—
Year Ended 12/31/11	7.51	0.63	(0.32)	0.31	(0.63)	—	(0.63)
Year Ended 12/31/10	7.20	0.67	0.31	0.98	(0.67)	—	(0.67)
Year Ended 12/31/09	5.59	0.53	1.60	2.13	(0.52)	—	(0.52)
Year Ended 12/31/08	7.90	0.63	(2.31)	(1.68)	(0.63)	—	(0.63)
Year Ended 12/31/07	8.47	0.67	(0.57)	0.10	(0.67)	—	(0.67)

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$7.66	6.54%	$69,943	0.74%	0.74%	6.91%	6.91%	47%
7.19	4.19%	67,455	0.74%	0.74%	7.22%	7.22%	92%
7.51	13.72%	79,078	0.74%	0.74%	7.85%	7.85%	99%
7.20	38.10%	83,114	0.75%	0.75%	8.39%	8.39%	59%
5.59	(20.83)%	47,250	0.76%	0.77%	8.50%	8.49%	69%
7.90	1.19%	62,424	0.76%	0.80%	7.49%	7.45%	97%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	17

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES (UNAUDITED)

June 30, 2012 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS High Yield VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities. The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued at the bid price by independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of market value are valued by a Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own

18

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES (UNAUDITED)

assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2012, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the six months ended June 30, 2012, there were no transfers between Level 1 and Level 2.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

19

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES (UNAUDITED)

As of June 30, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.60%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.57% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2011, which is the most recently completed tax year, was as follows:

Ordinary Income
$5,392,869

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of

20

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES (UNAUDITED)

income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income/(Loss)
$(26,405)	$26,405

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, the Fund utilized $2,759,789 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2011 were as follows:

Expiring	Amount
2016	$2,003,207
2017	2,229,558

Total	$4,232,765

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund elected to defer net capital losses of $385,551.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2012, was $67,611,674. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2012, aggregated $2,687,490 and $(893,878), respectively, resulting in net unrealized appreciation of $1,793,612.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $31,908,466 and $31,420,949, respectively, for the six months ended June 30, 2012.

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See note (f) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

d. Payment In-Kind Securities The Fund may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

21

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES (UNAUDITED)

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Schedule of Investments.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality “junk” debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $100 million committed revolving credit facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing.

For the six months ended June 30, 2012, the Fund did not borrow under the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

23

2012 Semiannual Report

All data as of June 30, 2012

RS Variable Products Trust

•	RS Money Market VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS MONEY MARKET VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS Money Market VIP Series

Highlights

•

Financial markets remained volatile as investor optimism over the prospect of improvement in the U.S. economy gave way to renewed recession fears and concerns about the deepening debt crisis in Europe.

•

RS Money Market VIP Series (the “Fund”) returned 0.00% for the six month-period ended June 30, 2012, and underperformed its benchmark, the Barclays U.S. Treasury Bellwethers (3 Month) Index[1] (the “Index”).

•	The Fund seeks a high level of current income consistent with liquidity and preservation of capital by normally investing in money market instruments.

Market Overview

The markets started out the year on a positive note as optimism over the U.S. economic outlook and hopes for some resolution to the European debt crisis prompted yield-hungry investors to embrace risk. As a result, credit sensitive securities outperformed the broader fixed income market in the first quarter. Investor optimism appeared to fade in the second quarter, however, as political and economic uncertainty in Europe and signs of weaker economic growth in the U.S. prompted investors to once again seek safety in the Treasury market. As a result, the yield on the 10-year Treasury hit a record low of 1.44% in early June. Against this backdrop, liquidity and funding in money market funds deteriorated as many money managers increased cash positions and shunned commercial paper issues they deemed less creditworthy.

Fund Performance Overview

The Fund returned 0.00% for the six months ended June 30, 2012, compared with a 0.04% return by the Index. Guardian Investor Services, LLC voluntarily reimbursed expenses to maintain a minimum yield threshold for the Fund during the period.

The Fund holds the majority of its assets in high grade Tier 1 commercial paper of either financial or industrial issuers. In the first half of 2012, the Fund was overweight in high quality industrial investments. We also began to add high quality insurance and finance investments. Additionally, we maintained positions in high grade taxable municipal paper and floating rate taxable municipal bonds due to our belief that they were offering attractive rates. We also increased the Fund’s exposure to U.S. Treasury bills and U.S. Agency repurchase agreements. The Fund did not have any exposure to commercial paper issued by European banks or European certificates of deposit as of June 30, 2012.

Several factors affected the performance of money market funds overall in the first half of 2012. The federal funds rate remained anchored in the range of 0.00% to 0.25%, reducing available returns. Proceeds from maturing investments were being reinvested at interest rates that were among the lowest ever offered.

As of June 30, 2012, the effective 7-day annualized yield2 for the Fund was 0.01%. The effective 7-day annualized yield of Tier One money market funds, as measured by iMoneyNet, Inc. was 0.01%3; iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) is a research firm that tracks money market funds.

Outlook

We anticipate modest U.S. economic growth for the balance of 2012, and we believe that additional Federal Reserve action to try to bolster the economy is a strong possibility. We expect to focus on issuers that we believe can weather the less certain economic environment. We also remain committed to intensive research as we strive to understand evolving economic conditions as well as the fundamentals of each investment we make.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2012.

RS Money Market VIP Series is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per unit, it is possible to lose money by investing in the Fund.

3

RS MONEY MARKET VIP SERIES

Characteristics (unaudited)

Total Net Assets: $161,187,336

Portfolio Statistics		Sector Allocation
Average Maturity (days)	46
Current 7-Day Yield[2]
With expense limitation and yield maintenance	0.01%
Without expense limitation and yield maintenance	-0.36%
Effective 7-Day Yield[2]
With expense limitation and yield maintenance	0.01%
Without expense limitation and yield maintenance	-0.36%

Top Ten Holdings[4]

Holding	Discount/ Coupon	Maturity Date	% of Total Net Assets
Connecticut St. Housing Fin. Auth.	0.200%	7/5/2012	3.96%
Rockwell Collins, Inc.	0.110%	7/3/2012	3.10%
NetJets, Inc.	0.120%	7/6/2012	3.10%
Cargill Global Funding	0.100%	7/9/2012	3.10%
Philip Morris International, Inc.	0.110%	7/16/2012	3.10%
Texas Instruments, Inc.	0.110%	7/17/2012	3.10%
Baker Hughes, Inc.	0.150%	7/13/2012	3.10%
U.S. Treasury Bills	0.057%	8/9/2012	3.10%
Illinois Tool Works, Inc.	0.130%	7/19/2012	3.10%
Pfizer, Inc.	0.100%	7/25/2012	3.10%
Total			31.86%

1	The Barclays U.S. Treasury Bellwethers (3 Month) Index is generally considered to be representative of the average yield of three-month Treasury Bills. The Barclays U.S. Treasury Bellwethers (3 Month) Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index while there are expenses associated with the Fund. Statistical data for the Index is as of 6/30/2012.
2	Annualized historical yields for the 7-day period ended June 30, 2012. Effective yield assumes reinvested income. Yields will vary.
3	Source: iMoneyNet report as of June 30, 2012.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

4

RS MONEY MARKET VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Money Market VIP Series	12/29/81	0.00%	0.03%	0.03%	0.89%	1.60%	4.70%
Barclays U.S. Treasury Bellwethers (3 Month) Index[1]		0.04%	0.07%	0.14%	1.05%	1.90%	4.89%

Please refer to the preceding page for the 7-day yield quotation which more closely reflects the current earnings of the RS Money Market VIP Series than the total return quotations.

Since inception performance for the index is measured from 11/30/1981, the month end prior to the Fund’s commencement of operations.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Cash Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Gross fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period* 1/1/12-6/30/12	Expense Ratio During Period 1/1/12-6/30/12
Based on Actual Return	$1,000.00	$1,000.00	$0.50	0.10%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.28	$0.50	0.10%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — RS MONEY MARKET VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Commercial Paper – 69.2%
Aerospace & Defense – 3.1%
Rockwell Collins, Inc. 0.11% due 7/3/2012(1)	$5,000,000	$4,999,969

		4,999,969
Agricultural – 3.1%
Cargill Global Funding 0.10% due 7/9/2012(1)	5,000,000	4,999,889

		4,999,889
Chemicals – 3.1%
BASF SE 0.18% due 9/18/2012(1)	5,000,000	4,998,025

		4,998,025
Conglomerates – 1.9%
General Electric Capital Corp. 0.04% due 7/27/2012	3,000,000	2,999,913

		2,999,913
Diversified Manufacturing – 3.1%
Illinois Tool Works, Inc. 0.13% due 7/19/2012(1)	5,000,000	4,999,675

		4,999,675
Education Revenue – 3.1%
Yale University 0.15% due 8/7/2012	5,000,000	4,999,229

		4,999,229
Electric – 3.1%
American Transmission Co., LLC 0.12% due 7/30/2012(1)	5,000,000	4,999,517

		4,999,517
Entertainment – 2.5%
The Walt Disney Co. 0.11% due 7/13/2012(1)	4,000,000	3,999,853

		3,999,853
Food And Beverage – 6.2%
Nestle Capital Corp. 0.01% due 7/5/2012(1)	2,500,000	2,499,997
The Coca-Cola Co. 0.19% due 9/24/2012(1)	5,000,000	4,997,757
Unilever Capital Corp. 0.21% due 8/20/2012(1)	2,500,000	2,499,271

		9,997,025
Household Products - Wares – 3.1%
Kimberly-Clark Worldwide, Inc. 0.09% due 7/10/2012(1)	3,000,000	2,999,933
Proctor & Gamble Co. 0.14% due 7/30/2012(1)	2,000,000	1,999,774

		4,999,707
Insurance - Life – 3.1%
Massachusetts Mutual Life Insurance Co. 0.16% due 7/10/2012(1)	2,500,000	2,499,900
The Travelers Companies, Inc. 0.07% due 7/10/2012(1)	2,500,000	2,499,956

		4,999,856

June 30, 2012 (unaudited)	Principal Amount	Value
Internet – 3.1%
Google, Inc. 0.13% due 8/14/2012(1)	$5,000,000	$4,999,206

		4,999,206
Oil & Gas Services – 3.1%
Baker Hughes, Inc. 0.15% due 7/13/2012(1)	5,000,000	4,999,750

		4,999,750
Personal Products – 3.1%
L’Oreal U.S.A., Inc. 0.13% due 8/2/2012(1)	5,000,000	4,999,422

		4,999,422
Pharmaceuticals – 7.4%
Johnson & Johnson 0.11% due 8/13/2012(1)	2,000,000	1,999,737
Medtronic, Inc. 0.11% due 7/27/2012-9/25/2012(1)	5,000,000	4,999,144
Pfizer, Inc. 0.10% due 7/25/2012(1)	5,000,000	4,999,667

		11,998,548
Restaurants – 1.6%
McDonald’s Corp. 0.11% due 7/30/2012(1)	2,500,000	2,499,779

		2,499,779
Retailers – 3.1%
Wal-Mart Stores, Inc. 0.12% due 7/26/2012(1)	2,000,000	1,999,833
0.13% due 7/27/2012(1)	3,000,000	2,999,719

		4,999,552
Semiconductors & Components – 3.1%
Texas Instruments, Inc. 0.11% due 7/17/2012(1)	5,000,000	4,999,756

		4,999,756
Tobacco – 3.1%
Philip Morris International, Inc. 0.11% due 7/16/2012(1)	5,000,000	4,999,771

		4,999,771
Transportation – 3.1%
NetJets, Inc. 0.12% due 7/6/2012(1)	5,000,000	4,999,917

		4,999,917
Utilities - Electric & Water – 3.1%
National Rural Utilities Cooperative Finance Corp. 0.14% due 8/3/2012	5,000,000	4,999,358

		4,999,358
Total Commercial Paper (Cost $111,487,717)		111,487,717

The accompanying notes are an integral part of these financial statements.	7

RS MONEY MARKET VIP SERIES

June 30, 2012 (unaudited)	Principal Amount	Value
Municipal Securities – 5.7%
Connecticut – 4.0%
Connecticut St. Housing Fin. Auth. Ser. B-4 0.20% due 7/5/2012(2)(3)	$6,385,000	$6,385,000

		6,385,000
Iowa – 1.7%
Iowa Fin. Auth. Single Family Mtg. Rev. Mtg. Bkd. Secs. Prog. Ser. C 0.19% due 7/5/2012(2)(4)	2,805,000	2,805,000

		2,805,000
Total Municipal Securities (Cost $9,190,000)		9,190,000

	Principal Amount	Value
U.S. Government Securities – 22.3%
U.S. Treasury Bills
0.051% due 8/23/2012	2,500,000	2,499,812
0.055% due 9/20/2012	2,500,000	2,499,691
0.057% due 7/26/2012–8/9/2012	7,500,000	7,499,592
0.07% due 8/23/2012–10/18/2012	7,500,000	7,498,955
0.124% due 11/15/2012	3,000,000	2,998,585
0.132% due 12/6/2012	5,000,000	4,997,114
0.14% due 12/13/2012	3,000,000	2,998,075
0.148% due 2/7/2013	5,000,000	4,995,457

Total U.S. Government Securities (Cost $35,987,281)		35,987,281

June 30, 2012 (unaudited)	Principal Amount	Value
Repurchase Agreements – 2.8%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/29/2012, maturity value of $4,463,004, due 7/2/2012(5)	$4,463,000	$4,463,000
Total Repurchase Agreements (Cost $4,463,000)		4,463,000
Total Investments – 100.0% (Cost $161,127,998)		161,127,998
Other Assets, Net – 0.0%		59,338
Total Net Assets – 100.0%		$161,187,336

(1)

Security issued in an exempt transaction without registration under the Securities Act of 1933. At June 30, 2012, the aggregate market value of these securities amounted to $98,489,217, representing 61.1% of the net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate demand note. The rate shown is the rate in effect at June 30, 2012.
(3)	Issue supported by a standby purchase agreement with Helabe Landesbank Hessen-Thuringen.
(4)	Issue supported by a standby purchase agreement with Federal Home Loan Bank.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	0.25%	2/28/2014	$4,555,000

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$111,487,717	$—	$111,487,717
Municipal Securities	—	9,190,000	—	9,190,000
U.S. Government Securities	—	35,987,281	—	35,987,281
Repurchase Agreements	—	4,463,000	—	4,463,000
Total	$—	$161,127,998	$—	$161,127,998

The Fund’s end of the month schedule of investments is available at www.guardianinvestor.com on the fifth business day following the end of each month. Also available on the website is a link to the Securities Exchange Commission’s website to view the Fund’s monthly Form N-MFP filings which are posted by the sixtieth day after the end of each month.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Statement of Assets and Liabilities As of June 30, 2012 (unaudited)
Assets
Investments, at value	$161,127,998
Cash and cash equivalents	955
Receivable for fund shares subscribed	133,128
Due from distributor	49,955
Interest receivable	2,290

Total Assets	161,314,326

Liabilities
Payable to adviser	60,061
Payable for fund shares redeemed	45,960
Accrued trustees’ fees	1,352
Accrued expenses/other liabilities	19,617

Total Liabilities	126,990

Total Net Assets	$161,187,336

Net Assets Consist of:
Paid-in capital	$161,213,649
Accumulated undistributed net investment income	1,135
Accumulated net realized loss from investments	(27,448)

Total Net Assets	$161,187,336

Investments, at Cost	$161,127,998

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	161,224,277
Net Asset Value Per Share	$1.00

Statement of Operations For the Six-Month Period Ended June 30, 2012 (unaudited)
Investment Income
Interest	$87,052

Total Investment Income	87,052

Expenses
Investment advisory fees	351,295
Professional fees	13,827
Custodian fees	12,875
Shareholder reports	10,864
Administrative service fees	9,199
Trustees’ fees	3,622
Other expenses	3,236

Total Expenses	404,918

Less: Expense reimbursement by distributor	(325,699)

Total Expenses, Net	79,219

Net Investment Income and Net Increase in Net Assets Resulting from Operations	$7,833

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Statements of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/12	For the Year Ended 12/31/11

Operations
Net investment income	$7,833	$21,478

Net Increase in Net Assets Resulting from Operations	7,833	21,478

Distributions to Shareholders
Net investment income	(7,833)	(50,952)

Total Distributions	(7,833)	(50,952)

Capital Share Transactions
Proceeds from sales of shares	42,014,114	92,623,193
Reinvestment of distributions	7,835	50,955
Cost of shares redeemed	(46,002,516)	(93,276,098)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(3,980,567)	(601,950)

Net Decrease in Net Assets	(3,980,567)	(631,424)

Net Assets
Beginning of period	165,167,903	165,799,327

End of period	$161,187,336	$165,167,903

Accumulated Undistributed Net Investment Income Included in Net Assets	$1,135	$1,135

Other Information:
Shares
Sold	42,014,114	92,623,193
Reinvested	7,835	50,955
Redeemed	(46,002,516)	(93,276,098)

Net Decrease	(3,980,567)	(601,950)

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)		Total Operations		Distributions From Net Investment Income		Distributions From Net Realized Capital Gains	Total Distributions
Six Months Ended 6/30/12[1]	$1.00	$—	[4]	$—		$—	[4]	$—	[4]	$—	$—	[4]
Year Ended 12/31/11	1.00	—	[4]	—		—	[4]	—	[4]	—	—	[4]
Year Ended 12/31/10	1.00	—	[4]	—	[4]	—	[4]	—	[4]	—	—	[4]
Year Ended 12/31/09	1.00	—	[4]	—		—	[4]	—	[4]	—	—	[4]
Year Ended 12/31/08[6]	1.00	0.02		—		0.02		(0.02)		—	(0.02)
Year Ended 12/31/07[6]	1.00	0.05		—		0.05		(0.05)		—	(0.05)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Net Asset Value, End of Period	Total Return[2]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets
$1.00	—%	[5]	$161,187	0.10%	[8]	0.52%	0.01%	[8]	(0.41)%
1.00	0.03%		165,168	0.13%	[8]	0.53%	0.01%	[8]	(0.39)%
1.00	0.02%		165,799	0.20%	[8]	0.52%	0.02%	[8]	(0.30)%
1.00	0.06%		214,475	0.38%	[8]	0.54%	0.06%	[8]	(0.10)%
1.00	2.03%	[7]	289,173	0.51%		0.52%	2.00%		1.99%
1.00	4.71%		243,759	0.58%		0.58%	4.61%		4.61%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude the effect of custody credits, if applicable.

[4]	Rounds to $0.00 per share.

[5]	Rounds to 0.00%.

[6]	On December 23, 2008, Class I Shares split on a 10-for-1 basis. The net assets values and other per-share information have been restated to reflect the stock split.

[7]	Without the effect of the voluntary contribution by the distributor, total return would have been 1.98%.

[8]	Includes additional subsidies to maintain a minimum yield threshold (See Note 2a).

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES (UNAUDITED)

June 30, 2012 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers nine series. RS Money Market VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. The Fund currently offers only Class I shares. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Repurchase agreements are carried at cost, which approximates market value (See Note 4a). The Fund values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic

820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2012, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the six months ended June 30, 2012, there were no transfers between Level 1 and Level 2.

14

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES (UNAUDITED)

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2012, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2012, the Fund did not incur any such interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations (but not in the Financial Highlights) as a reduction to the Fund’s expenses.

g. Distributions to Shareholders Distributions of net investment income, which includes any net realized capital gains or losses, are typically declared and accrued daily and paid monthly. Unless the Fund is

15

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES (UNAUDITED)

instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2013 to limit the Fund’s total annual fund operating expenses (excluding expenses indirectly incurred by the Fund through investments in pooled investment vehicles, interest, taxes, investment-related expenses (e.g., brokerage commissions), and extraordinary expenses) to 0.54% of the average daily net assets of the Fund. To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Fund or may reimburse expenses incurred by the Fund.

In addition, GIS voluntarily reimbursed expenses to maintain a minimum yield threshold for the Fund during the six months ended June 30, 2012. There is no guarantee that the reimbursement will be in effect for subsequent periods.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the year ended December 31, 2011, which is the most recently completed tax year, was as follows:

Ordinary Income
$50,952

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$(9,044)	$1,135	$7,909

16

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES (UNAUDITED)

The tax basis of distributable earnings as of December 31, 2011 was as follows:

Undistributed Ordinary Income
$ 1,135

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2011 were as follows:

Expiring	Amount
2012	$3,238
2015	3,788
2016	18,099
2017	1,824
2018	500

Total	$27,449

Capital loss carryovers of $7,909 expired in the year ended December 31, 2011.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2012, was $161,127,998 and net unrealized appreciation/(depreciation) was $0.

Note 4. Investments

a. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 7. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

18

Item	2. Code of Ethics.

Not required.

Item	3. Audit Committee Financial Expert.

Not required.

Item	4. Principal Accountant Fees and Services.

Not required.

Item	5. Audit Committee of Listed registrants.

Not applicable to the registrant.

Item	6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item	7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item	8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item	9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item	10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item	11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item	12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Variable Products Trust

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President (Principal Executive Officer)

Date: September 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President (Principal Executive Officer)

Date: September 5, 2012

By (Signature and Title)*	/s/ Glen M. Wong
Glen M. Wong, Treasurer (Principal Financial Officer)

Date: September 5, 2012